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                                                                   Exhibit 10(q)


                      BELLSOUTH PERSONAL RETIREMENT ACCOUNT

                                  PENSION PLAN

                 Amended and Restated Effective January 1, 1998

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               BELLSOUTH PERSONAL RETIREMENT ACCOUNT PENSION PLAN

                                TABLE OF CONTENTS

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SECTION 1     DEFINITIONS................................................    1
      1.01    ADEA.......................................................    1
      1.02    Affiliate..................................................    1
      1.03    Applicable Interest Rate...................................    1
      1.04    Applicable Mortality Table.................................    2
      1.05    BellSouth..................................................    2
      1.06    BellSouth Management Mortality Table.......................    2
      1.07    Benefit Committee..........................................    2
      1.08    Board......................................................    2
      1.09    Claimant...................................................    2
      1.10    Claim Review Committee.....................................    2
      1.11    Code.......................................................    2
      1.12    Compensation...............................................    2
      1.13    Effective Date.............................................    5
      1.14    Elect......................................................    5
      1.15    Eligible Employee..........................................    5
      1.16    Employee...................................................    6
      1.17    ERISA......................................................    6
      1.18    Former Affiliate...........................................    6
      1.19    Hour of Service............................................    7
      1.20    Interchange Agreement......................................    7
      1.21    Interchange Company........................................    7
      1.22    Net Credited Service.......................................    8
      1.23    Normal Retirement Age......................................    8
      1.24    Occasional Employee........................................    8
      1.25    Participant................................................    8
      1.26    Participating Company......................................    8
      1.27    PBGC Interest Rate.........................................    8
      1.28    Pension Commencement Date..................................    8
      1.29    Pension Fund...............................................    8
      1.30    Plan.......................................................    9
      1.31    Plan Year..................................................    9
      1.32    Prior Plan.................................................    9
      1.33    Regular Employee...........................................    9
      1.34    Statutory Break in Service.................................    9

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      1.35    Subsidiary.................................................    9
      1.36    Temporary Employee.........................................    9
      1.37    Vesting Eligibility Year...................................    9
      1.38    Vesting Service Credit.....................................    9

SECTION 2     PARTICIPATION AND VESTING..................................   10
      2.01    Participation..............................................   10
      2.02    Waiver of Participation....................................   10
      2.03    Vesting....................................................   10

SECTION 3     ACCOUNTS...................................................   11
      3.01    Account Balance............................................   11
      3.02    Basic Service Credit.......................................   11
      3.03    Supplemental Credit........................................   12
      3.04    Interest Credit............................................   12
              (a) In General.............................................   12
              (b) Credits Prior to 1998..................................   12
      3.05    Other Credits..............................................   12
              (a) Additional Credit......................................   13
              (b) One-Time Increase to Account Balances..................   13
              (c) Minimum Account........................................   14
      3.06    Interim Account Balances...................................   14
      3.07    Accounts for New Participants..............................   15
      3.08    Establishment of Account upon Reemployment.................   15
              (a) Initial Participation in the Personal Retirement
                  Account ...............................................   15
              (b) Reemployment After Participating in the Personal
                  Retirement Account.....................................   15

SECTION 4     RETIREMENT.................................................   18
      4.01    Service Pension............................................   18
      4.02    Disability Pension.........................................   18
      4.03    Deferred Vested Pension....................................   19
      4.04    Mandatory Retirement.......................................   19
      4.05    Certain Transfers..........................................   19

SECTION 5     PENSION COMMENCEMENT DATE..................................   20
      5.01    Early Retirement...........................................   20
      5.02    Normal Retirement..........................................   20
      5.03    Deferred Retirement........................................   20
              (a) General Rule...........................................   20
              (b) Participant Attains Age 702 Before January 1, 1999.....   21

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              (c) Five-Percent Owners....................................   21
      5.04    Disability Retirement......................................   22
      5.05    Termination Before Retirement..............................   22
      5.06    Application Required.......................................   22
      5.07    Leave of Absence or Layoff.................................   22
      5.08    Continuance Upon Reemployment..............................   23

SECTION 6     BENEFIT AMOUNT.............................................   24
      6.01    Accrued Benefit............................................   24
              (a) In General.............................................   24
              (b) Years Prior to 1998....................................   24
      6.02    Amount of Benefit..........................................   25
              (a) Service or Deferred Vested Pension.....................   25
              (b) Disability Pension.....................................   27
      6.03    No Reduction in Accrued Benefits...........................   28
      6.04    Offset for Other Pensions..................................   28
      6.05    Limitation of Benefit Amount...............................   29

SECTION 7     PAYMENT OPTIONS............................................   35
      7.01    Annuity Forms of Payment...................................   35
              (a) Normal Forms of Benefit................................   35
              (b) Optional Form of Benefit for Married Participant.......   35
      7.02    Election of Early Retirement or Alternate Form of Benefit..   36
              (a) Notification Requirements..............................   36
              (b) Election Requirements..................................   36
              (c) Spousal Consent........................................   37
      7.03    Revocation or Change in Status.............................   37
      7.04    Pop-up Feature.............................................   37
      7.05    Election Periods for Disability Pensioners.................   38
      7.06    Cash-out of Small Pensions.................................   38
              (a) Payment to Participant.................................   38
              (b) Payment to Surviving Spouse............................   39
      7.07    Rollover Distributions.....................................   39
              (a) General................................................   39
              (b) Definitions............................................   40
      7.08    Lump Sum Settlement Option.................................   41
      7.09    Incidental and Minimum Benefit Rules.......................   43

SECTION 8     PRERETIREMENT SURVIVING SPOUSE PENSION.....................   45
      8.01    Eligibility................................................   45
      8.02    Death Prior to Retirement or Termination...................   45

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      8.03    Death After Retirement or Termination......................   46
      8.04    Distribution of Benefits...................................   46

SECTION 9     DEATH BENEFIT PLAN.........................................   47
      9.01    Accidental Death Benefit...................................   47
      9.02    Sickness Death Benefit.....................................   48
      9.03    Pensioner Death Benefit....................................   48
      9.04    Beneficiaries Eligible to Receive Death Benefits...........   50
      9.05    Method of Payment..........................................   52
      9.06    Source of Payment..........................................   53
      9.07    Special Rules..............................................   53

SECTION 10    COMPUTATION OF SERVICE.....................................   57
      10.01   Hour of Service............................................   57
      10.02   Net Credited Service.......................................   59
      10.03   Vesting Service Credit.....................................   59
      10.04   Part-time Service..........................................   60
      10.05   Breaks in Service..........................................   60
      10.06   Leaves of Absence..........................................   61
      10.07   Layoffs....................................................   62
      10.08   Vesting Eligibility Year...................................   63
      10.09   Initial Periods of Service.................................   63

SECTION 11    INTERCHANGE OF BENEFIT OBLIGATIONS AND TRANSFERS AMONG
              AFFILIATES.................................................   64
      11.01   Transfers from Interchange Company or BellSouth Pension
              Plan ......................................................   64
      11.02   Transfers to Interchange Company...........................   64
      11.03   Transfers to BellSouth Pension Plan........................   64
      11.04   Prior Benefits.............................................   65
              (a) Former Interchange Company Plan Lump Sum...............   65
              (b) Repayment of Plan Lump Sum Benefits....................   66
              (c) Offset for Periodic Distributions......................   66
      11.05   Transfers Between Certain Affiliates and Subsidiaries......   67
              (a) Transfers Among Participating Companies................   67
              (b) Transfer From Affiliate or Subsidiary That is
                  Not a Participating Company............................   67
              (c) Transfer to an Affiliate or Subsidiary That is
                  Not a Participating Company............................   68
              (d) More Than One Transfer in a Plan Year..................   68

SECTION 12    ADMINISTRATION.............................................   69
      12.01   Plan Administrator.........................................   69

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      12.02   Benefit Committees.........................................   69
      12.03   Claim Review Committee.....................................   69
      12.04   Named Fiduciary............................................   70
      12.05   Allocation of Responsibilities.............................   71
      12.06   Delegation of Responsibilities.............................   71
      12.07   Plan Expenses..............................................   72
      12.08   Miscellaneous..............................................   72

SECTION 13    RIGHTS AND CLAIMS..........................................   73
      13.01   Notice to Employees........................................   73
      13.02   Claims Procedure...........................................   73
      13.03   Non-assignability..........................................   74
      13.04   Payment to Others..........................................   75
      13.05   Forfeiture of Benefits by Killers..........................   75
      13.06   Recovery of Overpayment....................................   76
      13.07   No Review by Former Affiliate Plan or Predecessor
              Plan Committee ............................................   76
      13.08   No Claims Against a Participating Company..................   76
      13.09   Payment of Interest on Late Payments.......................   77

SECTION 14    PENSION FUND...............................................   78
      14.01   Establishment of Pension Fund..............................   78
      14.02   Appointment of Trustees and Investment Managers............   79
      14.03   Contributions Subject to Tax-Deductibility.................   80
      14.04   Forfeitures................................................   81

SECTION 15    PLAN CHANGES...............................................   82
      15.01   Plan Amendments............................................   82
      15.02   Plan Termination...........................................   83
      15.03   Consolidation, Merger, or Sale of Property.................   84
      15.04   Top-Heavy Provisions.......................................   84

SECTION 16    ADOPTION OF THE PLAN BY A PARTICIPATING COMPANY............   85
      16.01   Adoption of Plan...........................................   85
      16.02   Amendment..................................................   85
      16.03   Withdrawal From the Plan by a Participating Company........   85

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Appendix 1    Factors for One Time Increase

Appendix 2    Factors for One Time Increase for  Terminations  After  November
              1, 1997 and Before January 1, 1998

Appendix 3    Conversion Factors for Post-1997 Calculations

Appendix A.   Calculation of Opening Account

Appendix B.   Transition Credit Calculation

Appendix C.   Prior Plan Conversion Factors
       C-1  - Employees at least 65 on April 1, 1994
       C-2  - Employees Attaining Age 65 after April 1, 1994

Appendix D.   Prior Plan Benefit

Appendix E.   Maximum Annual Pension Benefit

Appendix F.   Top-Heavy Provisions

Appendix G.   Maximum Lump Sum Under Section 415 for 1995

Schedule 1.   Participating Companies

Schedule 2.   Modifications for Certain Participating Companies

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                                    FOREWORD

      The BellSouth Management Pension Plan was established by BellSouth as of January 1, 1984. That plan was renamed the BellSouth Personal Retirement Account Pension Plan as of July 1, 1993 (the Old PRA). As of January 1, 1994, the Old PRA was split into the following separate single plans within the meaning of Code Section 414(l):

            BellSouth Personal Retirement Account Pension Plan As Adopted By BellSouth Telecommunications Companies (Plan No. 006)

            BellSouth Personal Retirement Account Pension Plan As Adopted By BellSouth Advertising & Publishing Corporation (Plan No. 010)

            BellSouth Personal Retirement Account Pension Plan As Adopted By BellSouth Cellular Corp. (Plan No. 011)

            BellSouth Personal Retirement Account Pension Plan As Adopted By BellSouth Corporation et. al. (Plan No. 012)

      The following plans were subsequently adopted as separate plans:

            Stevens Graphics, Inc. Personal Retirement Account Pension Plan (Plan No. 006)

            BellSouth Personal Retirement Account Pension Plan As Adopted By L.M. Berry and Company (Plan No. 001)

      Effective as of the close of business on December 31, 1997, these separate plans are being merged into one single plan within the meaning of Code Section 414(l), with the BellSouth Personal Retirement Account Pension Plan As Adopted By BellSouth Corporation et. al. (Plan No. 012) the surviving plan. The terms of the Plan shall be effective as of January 1, 1998.

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      Except as otherwise specifically provided herein, this document describes the Plan as it applies to persons actively employed by BellSouth or certain of its affiliates after December 31, 1997.

      This amendment, restatement and merger is expressly conditioned upon receipt of a favorable determination letter from the Internal Revenue Service with respect to the Plan as set forth in this document.

      All pronouns are masculine, solely for ease of reading, and should be read as feminine where applicable.

      APPROVED this ____ day of December, 1998.

                              EMPLOYEES BENEFIT CLAIM REVIEW COMMITTEE

                              By:
                                 -------------------------------------


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                                    SECTION 1

                                   DEFINITIONS

      For purposes of this Plan, the following words shall have the indicated meanings when such words are capitalized:

      1.1 "ADEA" means the Age Discrimination in Employment Act of 1967, as amended, or any successor law.

      1.2 "Affiliate" means, with respect to a Participating Company, (a) any corporation included with such Participating Company in a controlled group of corporations as determined under Section 414(b) of the Code, (b) any trade or business under common control with such Participating Company as determined under Section 414(c) of the Code, (c) any member of any "affiliated service group" as such term is defined in Section 414(m) of the Code which includes as one of its members an entity described in (a) or (b) above, and (d) any trade or business which is otherwise aggregated with such Participating Company under
Section 414(o) of the Code but only during the period such corporation, trade or business, or member is, as applicable, in a controlled group of corporations with such Participating Company, under common control with such Participating Company, or included in the affiliated service group or otherwise aggregated.

      1.3 "Applicable Interest Rate" means, for any date, the average yield, expressed as an annual rate of interest, of 30-year Treasury securities for the month of November of the immediately preceding Plan Year.


                                       1
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      1.4 "Applicable Mortality Table" means the GAM 83 mortality tables, adjusted to eliminate gender distinctions, or such other table or tables as may be prescribed by the Secretary of the Treasury from time to time.

      1.5 "BellSouth" means BellSouth Corporation, a Georgia corporation, or its successors.

      1.6 "BellSouth Management Mortality Table" means the BellSouth Management 50/50 mortality rates.

      1.7 "Benefit Committee" means the applicable Employees' Benefit Committee appointed by a Participating Company to administer the Plan with respect to its Employees. The organization and operation of the Benefit Committee is described in Section 12. "BellSouth Benefit Committee" means the Benefit Committee appointed by BellSouth.

      1.8 "Board" means the Board of Directors of BellSouth.

      1.9 "Claimant" means any person claiming benefits under the Plan.

      1.10 "Claim Review Committee" means the Employees' Benefit Claim Review Committee appointed by BellSouth to serve as the final review committee in connection with all claims or questions dealing with the administration of the Plan.

      1.11 "Code" means the Internal Revenue Code of 1986, as amended, or any successor law.

      1.12 "Compensation" means the sum of the following amounts that are paid by a Participating Company or Companies during the Plan Year:

            (a) basic pay,

            (b) differentials,


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            (c) marketing incentive payments and commissions or equivalent payments approved by BellSouth,

            (d) team awards, awards to officers under short term incentive plans and equivalents, and

            (e) salary transition payments.

Compensation is determined before any reduction elected in accordance with a "cafeteria plan" or a "cash or deferred arrangement" pursuant to Sections 125 or 401(k) of the Code. Compensation shall not include any amounts credited to a Participant under a nonqualified deferred compensation arrangement.

      In no event shall the amount of Compensation taken into account for any Participant under the Plan for any Plan Year exceed $150,000 or such other amount as the Secretary of the Treasury may determine or as may apply for such Plan Year under Section 401(a)(17) of the Code; provided, however, the limitation for the 1993 Plan Year shall be such amount less the compensation taken into account in calculating the benefit accrued under the Prior Plan for the period from January 1, 1993, to June 30, 1993.

      If a Participant receives benefits under a Participating Company's short term disability plan, his Compensation shall be determined as though he received basic pay (at his last basic pay rate) while he receives such benefits. If the position rate of his job changes while receiving such benefits, his basic pay rate shall be deemed to change (prospectively) by the same percentage for the purpose of determining his Compensation.

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      If a Participant is reemployed by a Participating Company in accordance with the terms of a court order, arbitration award or settlement agreement involving litigation, arbitration or other action relating to a prior termination from employment, he shall be deemed to have received Compensation at his basic rate of pay for the "applicable period," as defined below. The "applicable period" shall be the following:

            (a) the period of time specified in the order, award or agreement;

            (b) if no period of time is specified, the period that is the number of weeks determined by dividing the full amount of the award or payment by the Participant's basic weekly wage rate in effect at the time of this prior termination; or

            (c) the period of time between the date of the prior termination and the date of reemployment, not in excess of thirty days, if the termination was converted by the Participating Company from which the Participant was terminated to a suspension.

      If (b) above applies, the amount of the award or payment shall be deemed to include any amount of compensation or other payment received by the Participant from other sources which has been offset against the amount awarded or paid to the Participant in accordance with the order, award, or agreement. In no event shall the period of time exceed the actual amount of time from the date of the Participant's termination to the date of the Participant's reemployment.

      For purposes of performing discrimination testing to ensure compliance with Code Section 401(a)(4), the definition of "Compensation" as set forth above in this Paragraph 1.12 generally shall be used; provided, on a plan year-by-plan year basis, the Benefit Committee may elect to use as the

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definition of "Compensation" any definition that satisfies the nondiscrimination requirements of Code Section 414(s).

      If a Participant receives any Compensation of the type described in clause
(d) hereof after the Participant terminates employment, such Compensation shall be deemed to have been paid as of the date the Participant terminates, and the amount of his pension shall be corrected accordingly.

      1.13 "Effective Date" means January 1, 1998, which is the effective date of the amended and restated Plan as described herein, unless another Effective Date is noted with respect to a Participating Company in Schedule 1. Any amendment required by law which has an effective date prior to January 1, 1998, shall be effective as of the date specifically provided herein or as otherwise required by law. The rights and benefits of any Employee who is a Participant on or after the Effective Date shall be determined as provided herein. The rights and benefits of any other person entitled to or receiving benefits under a Prior Plan (including persons receiving disability benefits under the Prior Plan as of the Effective Date) shall be determined in accordance with the provisions of the Prior Plan as in effect on the date such person (or the person upon whose behalf benefits are being paid) ceased to be an Eligible Employee, except as specifically provided by subsequent amendment, including this amendment. This amendment shall not decrease or remove any protected right or benefit which had already accrued with respect to any Participant as of the Effective Date.

      1.14 "Elect" means to make an election in accordance with Paragraph 7.02.

      1.15 "Eligible Employee" means any Employee (a) who receives a regular and stated salary, i.e., pay at a monthly or annual rate, other than a pension or retainer, from a Participating

Company and who is classified as a salaried employee, or (b) who is a non-representable Employee and who is employed by a Participating Company that is a subsidiary of BellSouth Enterprises, Inc., other than BellSouth Advertising & Publishing Corporation. The term "Eligible Employee" shall not include (a) a "leased employee," within the meaning of Section 414(n)(2) of the Code, (b) a represented or representable Employee who is not otherwise an Eligible Employee and who is temporarily promoted to salaried employee status for one year or less, (c) any Employee (i) who is a non-resident alien, (ii) who has no U.S. source income, and (iii) who was not covered by a predecessor plan on September 30, 1980, and (d) any Employee who is a third country national or local national employee of a Participating Company.

      1.16 "Employee" means any person who is employed by a Participating Company or any Affiliate, and any person who is a "leased employee" within the meaning of Section 414(n)(2) of the Code of a Participating Company or Affiliate. Notwithstanding the foregoing, if such "leased employees" constitute less than 20 percent of the combined non-highly compensated work force of BellSouth and its Affiliates, within the meaning of Section 414(n)(5)(c)(ii) of the Code, the term "Employee" shall not include those "leased employees" covered by a plan described in Section 414(n)(5) of the Code. "Employee" also shall not include an individual treated as an independent contractor by his Participating Company, as evidenced by its payroll and accounting practices with respect to that individual.

      1.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor law.

      1.18 "Former Affiliate" means any of the following companies: American Telephone and Telegraph Company, American Information Technologies Corporation, Bell Atlantic Corp., NYNEX Corp., Pacific Telesis Group, Southwestern Bell Corp., U.S. West Inc., any subsidiary of any such company which participates in a defined benefit pension plan maintained by any such company or maintains a comparable plan and with respect to which such company has an interchange agreement comparable to the Interchange Agreement, and Bell Communications Research, Inc.

      1.19 "Hour of Service" is defined in Paragraph 10.01.

      1.20 "Interchange Agreement" means any agreement which provides for the interchange of benefit obligations and the mutual recognition of service credit upon the transfer of a person between BellSouth or an Affiliate of BellSouth and another employer, including, but not limited to, (a) the agreement between BellSouth, each of the other regional Bell operating companies, and Bell Communications Research, Inc., which provides for the interchange of benefit obligations and the mutual recognition of service credit upon the transfer of a person between a regional Bell operating company and Bell Communications Research, Inc., under circumstances set forth in the Plan of Reorganization, (b) the agreement between BellSouth, American Telephone and Telegraph Company and one or more other companies in connection with the reorganization of American Telephone and Telegraph Company and its subsidiaries on January 1, 1984, which provides for the portability of benefits with respect to certain employees, and
(c) the agreement between BellSouth, American Telephone and Telegraph Company, and each of the other entities subject to the "modified final judgment" as such term is defined in the Tax Reform Act of 1984, which agreement provides for the portability of benefits with respect to certain employees.

      1.21 "Interchange Company" means a company, other than a Participating Company, which is a party to an Interchange Agreement.

      1.22 "Net Credited Service" is defined in Paragraph 10.02.

      1.23 "Normal Retirement Age" means age 65 or, if later, the fifth anniversary of the date on which the Employee becomes a Participant in the Plan.

      1.24 "Occasional Employee" means an Eligible Employee who is hired for a period not exceeding three consecutive weeks and who is not employed for more than 30 days in a year.

      1.25 "Participant" means an Eligible Employee, a former Eligible Employee for whom or with respect to whom an account is maintained under Section 3, or an annuitant.

      1.26 "Participating Company" means BellSouth and each Affiliate or Subsidiary which elects to participate in the Plan in accordance with Section
16. Unless otherwise clearly required by the context, a company shall be considered a Participating Company only during the period that it participates in the Plan.

      1.27 "PBGC Interest Rate" means the interest rate used by the Pension Benefit Guaranty Corporation to value (a) immediate annuities, as to annuities that are in payment status, or (b) deferred annuities, as to annuities that are not otherwise currently payable, in a trusteed single employer plan that terminates as of January 1st of the applicable calendar year.

      1.28 "Pension Commencement Date" means the first day as of which a Participant's pension benefits are payable under the Plan.

      1.29 "Pension Fund" means the trust established by BellSouth separate from its assets and the assets of any Participating Company or Affiliate for the payment of certain Plan benefits and includes any allocable interest in the Telephone Real Estate Equity Trust.

      1.30 "Plan" means the BellSouth Personal Retirement Account Pension Plan as maintained by one or more Participating Companies for the benefit of their Eligible Employees.

      1.31 "Plan Year" means July 1, 1993, through December 31, 1993, solely for purposes of determining Plan benefits for the first Plan Year, and the calendar year for subsequent Plan Years.

      1.32 "Prior Plan" means the Plan, if any, as in effect immediately prior to its amendment and restatement as of the Effective Date, and shall include each of the individual plans which merged into the Plan as of the Effective Date.

      1.33 "Regular Employee" means an Eligible Employee.

      1.34 "Statutory Break in Service" means any calendar year in which an Employee fails to complete more than 500 Hours of Service.

      1.35 "Subsidiary" means any corporation (other than an Affiliate) of which more than 50% of the voting stock is owned directly or indirectly by BellSouth, or a partnership, joint venture or other trade or business of which 50% of the profits or capital interest is owned directly or indirectly by BellSouth.

      1.36 "Temporary Employee" means an Eligible Employee who is employed to work more than 30 days but not more than eighteen months.

      1.37 "Vesting Eligibility Year" is defined in Paragraph 10.08.

      1.38 "Vesting Service Credit" is defined in Paragraph 10.03.

                                    SECTION 2

                            PARTICIPATION AND VESTING

      2.1 Participation. Each Eligible Employee is a Participant in the Plan on the later of the Effective Date, or his date of hire by a Participating Company.

      2.2 Waiver of Participation. A service pensioner who is reemployed as a Temporary Employee may elect, prior to reemployment, to waive participation in the Plan in accordance with procedures established by the BellSouth Benefit Committee. No benefit shall accrue to such Employee during the period of such reemployment. Any other Employee may make a prospective election, in an employment agreement or other written agreement with the applicable Participating Company, not to participate in the Plan, and no benefit shall accrue to such Employee during the period such election is in effect.

      2.3 Vesting. In order to receive benefits under the Plan, a Participant must become vested. A Participant becomes vested on the earlier of when he completes five Vesting Eligibility Years or when he attains Normal Retirement Age. A Participant also may become vested prior to completing five Vesting Eligibility Years if his participation in the Plan is terminated incident to the sale of the Participating Company or some or all of the assets of the Participating Company to a non-Affiliate and if the Claim Review Committee or the Nominating and Compensation Committee of the Board, as appropriate, determines via plan amendment to vest the Participant and similarly situated Participants.

                                    SECTION 3

                                    ACCOUNTS

      3.1 Account Balance. An account shall be maintained for each Participant in accordance with this Section 3. For new Participants, the account shall be established in accordance with Paragraph 3.07. For Participants in the Plan as of the Effective Date, the balance in each Participant's account as of the Effective Date shall equal his account balance under the Prior Plan on the close of business on the day immediately preceding the Effective Date, as adjusted, if applicable, pursuant to Paragraph 3.05(b). For an Eligible Employee who was a Participant in the Plan, but who terminated employment with all Participating Companies on or before the Effective Date, the account shall be established and maintained in accordance with Paragraph 3.08.

      On the last day of the Plan Year three types of credits may be added to each Participant's account: basic service credits, supplemental credits and interest credits. Each Participant's account also may be credited with additional credits in accordance with Paragraph 3.05.

      3.2 Basic Service Credit. On the last day of each Plan Year each Participant's account shall be credited with basic service credits equal to the Participant's Compensation for the Plan Year multiplied by the percentage shown in the following table based on his full years of Vesting Service Credit at the end of that Plan Year:


            Years of Vesting                Basic Service
             Service Credit               Credit Percentage
                     0 through 4                      3%
                     5 through 9                      4%
                    10 through 14                     5%
                    15 through 19                     6%
                    20 through 24                     7%
                    25 through 29                     8%
                    30 through 34                     6%
                    35 or more                        4%


      3.3 Supplemental Credit. On the last day of each Plan Year the account of each Participant whose Compensation is in excess of the contribution and benefit base for such year under Section 230 of the Social Security Act shall be credited with a supplemental credit equal to the amount of such excess multiplied by 3 percent.

      3.4 Interest Credit.

            (a) In General. Except as otherwise provided in subparagraph (b), as of the last day of the 1998 Plan Year and each Plan Year thereafter, each Participant's account shall be credited with an interest credit equal to the Participant's account balance on the first day of such Plan Year multiplied by the Applicable Interest Rate for such Plan Year.

            (b) Credits Prior to 1998. For Participants who terminate employment with all Participating Companies before January 1, 1998, interest credits shall be applied in accordance with the Prior Plan. Notwithstanding the preceding sentence, (i) the accounts of Participants who retire or terminate on or after November 1, 1997 and before January 1, 1998 shall be credited with interest at the annual rate of 4 percent until December 31, 1997 and thereafter at the Applicable Interest Rate; and (ii) the accounts of Participants who return to employment with a Participating Company after

January 1, 1998 and again become eligible to participate in the Plan, shall be credited with interest at the Applicable Interest Rate for periods after the date of reemployment or eligibility to participate in the Plan, whichever is later.

      3.5 Other Credits.

            (a) Additional Credit. The Board has approved an additional credit for the 1998 Plan Year equal to the Participant's Compensation multiplied by one percent, and this additional credit shall be credited to each Participant's account as of the last day of such Plan Year.

            (b) One-Time Increase to Account Balances. An adjustment shall be made as set forth below to the account balance of each Participant who (i) was actively employed or on approved leave of absence, including a transition leave as of January 1, 1998; (ii) was disabled and receiving short term disability benefits as of January 1, 1998; (iii) was actively employed or on leave of absence from a Participating Company on November 1, 1997 and retired or terminated from the service of all Participating Companies and Affiliates on or before January 1, 1998; or (iv) was disabled and receiving short term disability benefits on November 1, 1997, whose short term disability benefits expired on or before January 1, 1998, and was eligible for a Disability Pension as of that date.

      For a Participant described in subparagraph 3.05(b)(i) or (ii), his account balance shall be increased by multiplying his December 31, 1997 account balance times the age-appropriate factor listed in Appendix 1, if he is service pension eligible as of January 1, 1998, or the age 65 factor listed in Appendix 1 (without regard to Participants actual age), if he is not service pension eligible as of that date. For any other Participant described in subparagraph 3.05(b), his account balance shall be increased by multiplying his account balance as of his last day on payroll prior to January 1, 1998 times the age-appropriate factor listed in Appendix 2, if he is service pension eligible as of January 1, 1998, or the age 65 factor listed in Appendix 2 (without regard to Participant's actual age), if he is not service pension eligible as of that date. For a Participant described in subparagraph 3.05(b)(iv), his "last day on payroll" shall be deemed to be the date that his short term disability benefits expired.

      (c) Minimum Account. In no event shall the account balance of a Participant described in subparagraph (b) hereof be less than his December 31, 1997 account balance credited with interest at the rate of 4 percent per year, compounded annually, provided that no other types of credits shall be made to such account balance, and additional interest credits shall be made after the earlier of December 31, 1999 or his date of retirement or termination of employment with all Affiliates.

      3.6 Interim Account Balances. As of any date during the Plan Year, a Participant's account balance equals the sum of:

            (a) his account balance as of the first day of the Plan Year, plus

            (b) 1/12th of the interest credit that would be credited to his account on the last day of the Plan Year multiplied by the number that corresponds to the calendar month in which such date occurs, plus

            (c) the basic service, and, if applicable, supplemental and additional credits that would be credited to his account on the last day of the Plan Year, based on the Participant's Compensation for the Plan Year up to such date, taking into account the full benefit and contribution base under Section 230 of the Social Security Act for such year, and as approved by the Board, if applicable.

      3.7 Accounts for New Participants. Except as provided in Paragraph 3.08 and Section 11, if an individual first becomes an Eligible Employee on or after the Effective Date, and was not a participant in the BellSouth Management Pension Plan or in the BellSouth Pension Plan on June 30, 1993, no account shall be established on his behalf until the end of the Plan Year in which he became an Eligible Employee. At such time, his basic service and, if applicable, supplemental and additional credits shall be based on his Compensation for the entire Plan Year.

      3.8 Establishment of Account upon Reemployment.

            (a) Initial Participation in the Personal Retirement Account. If an individual who has an accrued benefit under the Plan or another defined benefit plan maintained by the Participating Company or its Affiliates or Subsidiaries, but who has never had an account balance under the Plan is transferred to or reemployed by a Participating Company as an Eligible Employee, an account shall be established for such Eligible Employee upon his transfer or reemployment. The balance in such account shall be zero if (i) such Eligible Employee received a lump sum settlement of his entire accrued benefit prior to transfer or reemployment and is not eligible to or does not buy back into the Plan pursuant to Paragraph 10.05, (ii) the assets and liabilities respecting such accrued benefit have not been transferred to the Plan, or (iii) his pension commenced to be paid prior to reemployment and is not suspended pursuant to Paragraph 5.08. Otherwise, the balance in such account shall be the amount determined in accordance with Appendix A.

            (b) Reemployment After Participating in the Personal Retirement Account. If an Eligible Employee retires or terminates employment (other than pursuant to a transfer of employment between Affiliates that is described in subparagraph 11.05(a) or (b)) after an account balance has been established for him under the Plan, his account shall continue to be maintained, and credited with interest, until (i) he receives or is deemed to receive a lump sum settlement of his entire accrued benefit, or (ii) his pension commences to be paid. If an Eligible Employee is reemployed by BellSouth or a Participating Company, an account shall be established for him at the end of the Plan Year of his reemployment as an Eligible Employee as set forth below.

                  (i) Cash Out or Deemed Cash Out. If the Eligible Employee has received or is deemed to have received a lump sum settlement of his entire accrued benefit, the initial balance of his account shall be zero unless he is eligible and he elects or is deemed to buy back into the Plan pursuant to Paragraphs 7.06 or 10.05. In that case, the initial balance in his account shall be the amount in his account at the time of his distribution or deemed distribution, credited with interest from distribution to rehire at the rate of 4 percent per year, compounded annually, until December 31, 1997 and thereafter at the Applicable Interest Rate, compounded annually, and multiplied by the conversion factor set forth on Appendix 1.

                  (ii) Pension Payments. If the Eligible Employee has commenced receipt of his pension and his pension is not suspended upon his reemployment pursuant to Paragraph 5.08, his initial account balance shall be zero. If his pension is suspended upon reemployment, his initial account balance shall be determined in accordance with the factors that were used to convert his account balance to an annuity as of his original Pension Commencement Date.

                  (iii) No Distribution. If the Eligible Employee has not received, and is not deemed to have received, a distribution of his account, and such Eligible Employee terminated employment prior to November 1, 1997, his initial account balance upon reemployment shall be the amount in his account as of the date of his termination, credited with interest at the rate of 4 percent per year, compounded annually, until December 31, 1997, and thereafter at the Applicable Interest Rate, compounded annually, and then multiplied by the conversion factor set forth in Appendix 1.

                                    SECTION 4

                                   RETIREMENT

      4.1 Service Pension. Any Participant may retire on a service pension provided he has attained any combination of whole years and whole months of age and whole years and whole months of Net Credited Service, with a minimum of ten years of Net Credited Service, which totals at least 75 years as of the date of his retirement. However, if a Participant's final service is with an Affiliate that is not a Participating Company, he must have completed a minimum of ten years of Vesting Service Credit to be eligible for a service pension under this Paragraph.

      4.2 Disability Pension. A Participant who (i) becomes totally disabled as a result of sickness or injury while employed by a Participating Company, (ii) has at least 15 years of Net Credited Service at the expiration of his short term disability benefits, (iii) is eligible to apply for long term disability benefits at the expiration of his short term disability benefits and (iv) is not then eligible for a service pension, shall immediately be paid a disability pension; provided, however, such Participant may elect to be paid a deferred vested pension instead of a disability pension; and provided further, however, if such Participant is then service pension eligible, he may elect to receive a service pension in lieu of a disability pension, and if such Participant has attained Normal Retirement Age and is eligible for a service pension, a service pension shall be paid instead of a disability pension. The disability pension shall terminate when (a) it is determined that the

Participant is no longer totally disabled, or (b) he attains Normal Retirement Age and is eligible for a service pension, whichever of (a) or (b) occurs first. For purposes of determining a Participants eligibility for a disability pension, "total disability" shall be determined in accordance with the long term disability benefits provided by the Participating Company that employs the Participant.

      4.3 Deferred Vested Pension. A Participant who terminates employment and meets the vesting rule in Paragraph 2.03 shall receive a deferred vested pension in accordance with Paragraph 5.05.

      4.4 Mandatory Retirement. Each Employee, whether or not a Participant, shall be retired from active service no later than the last day of the month in which he attains age 65 or, if later, the earliest age permissible under applicable provisions of ADEA and any state law.

      Mandatory retirement applies only to those Employees referred to in
Section 12(c)(1) of ADEA and those Employees for whom age is a bona fide occupational qualification within the meaning of Section 4(f)(1) of ADEA.

      4.5 Certain Transfers. A Participant who transfers between companies may not retire until he ceases to be employed by a Participating Company or any Affiliate.

                                    SECTION 5

                            PENSION COMMENCEMENT DATE

      5.1 Early Retirement. If a Participant who is eligible for a service pension retires before he attains Normal Retirement Age, he can Elect to have his pension payable commencing on any date on or after his retirement, but not later than the first of the month coincident with or following his attainment of Normal Retirement Age, and such date shall be his Pension Commencement Date.

      5.2 Normal Retirement. If a Participant retires on or after attainment of his Normal Retirement Age, his pension shall be payable commencing on the first day following his retirement, and such date shall be his Pension Commencement Date.

      5.3 Deferred Retirement.

            (a) General Rule. Except as provided in subparagraph (c), a Participant who attains age 70-1/? on or after January 1, 1999, and who continues to work after he attains age 70?, will not be entitled to commence receipt of his pension until he has terminated employment with all Participating Companies and Affiliates. His pension shall be adjusted actuarially in accordance with Code 401(a)(9) and the regulations thereunder to provide an actuarially equivalent benefit to the benefit that would have been payable had his pension commenced at his Normal Retirement Age. The actuarial equivalence shall be no less than the actuarial equivalent of the Participant's pension that would have been payable as of April 1 following the calendar year in which the Participant attained 70 1/2 if payments had commenced on that date; plus the actuarial equivalent of any additional benefit accruals after that date; reduced by the actuarial equivalent of any distribution made with respect to the Participant's pension after that date.

            (b) Participant Attains Age 70? Before January 1, 1999. If a Participant attained age 70? by January 1, 1999 and worked until the April 1st following the calendar year in which he attained age 70?, he shall be treated as having retired on such April 1st, with his pension, computed as of December 31 of the prior year, payable commencing on such April 1st, and such date shall be his Pension Commencement Date.

      His pension shall be recomputed as of each succeeding January 1st and upon actual retirement to reflect additional benefit accruals and an actuarial adjustment for the pension paid (a) during the prior year, if he continues to work, and (b) during the current year, upon his actual retirement.

            (c) Five-Percent Owners. Notwithstanding the preceding subsections, a Participant who is a five percent owner [within the meaning of Code Section 401(a)(9)] and who continues to work for a Participating Company or Affiliate until the April 1st following the calendar year in which he attains age 70? shall be treated as having retired on such April 1st, with his pension, computed as of December 31 of the prior year, payable commencing on such April 1st, and such date shall be his Pension Commencement Date.

      His pension shall be recomputed as of each succeeding January 1st and upon actual retirement to reflect additional benefit accruals and an actuarial adjustment for the pension paid

(a) during the prior year, if he continues to work, and (b) during the current year, upon his actual retirement.

      5.4 Disability Retirement. A Participant who is eligible for a disability pension under Paragraph 4.02 shall have his disability pension commence on the day following the expiration of his short term disability benefits, and such date shall be the Participant's Pension Commencement Date with respect to such disability pension.

      5.5 Termination Before Retirement. If a Participant terminates employment with the Participating Company, all other Participating Companies and all Affiliates after becoming vested, he may Elect to have his pension payable commencing on the first day following such termination of employment. Absent such an election his pension shall be payable commencing on his attainment of Normal Retirement Age. The date on which such pension first is payable shall be his Pension Commencement Date.

      5.6 Application Required. Except as provided in this Section, a Participant must file a written request with the Benefit Committee to have his pension commence.

      Except for months after Normal Retirement Age, no pension payment shall be made for any month before the month in which the Benefit Committee receives such written request. In the case of any Participant who is no longer an Employee on or after his Normal Retirement Age, pension payments shall commence whether or not a written request for such payments is received.

      5.7 Leave of Absence or Layoff. Subject to Paragraph 5.03, no pension shall be paid under this Plan during a period of leave of absence or layoff unless the Participant elects to retire or terminate his employment and end such leave or layoff.

      5.8 Continuance Upon Reemployment. Except as provided below, once a Participant begins to receive a pension, it shall continue to be paid during any subsequent period of employment with a Participating Company, any Affiliate, or any Interchange Company. A Participant's pension shall be suspended during a period of subsequent employment with a Participating Company if the Participant is rehired before attaining age 65, in which case the suspension shall commence with the first month following the month of rehire; provided, however, that the Participant's pension shall not be suspended if he is rehired as a Temporary Employee and waives participation in the Plan pursuant to Paragraph 2.02.

      A Participant's pension also shall be suspended if he is hired by an Interchange Company provided the Participant is covered by the provisions of the Interchange Agreement and either has not attained age 65 or has attained age 65 and is working more than 40 hours in each month.

      Subject to the other restrictions in this Paragraph, if a Participant is reemployed by a Participating Company before he begins to receive a pension and prior to attaining age 65, he may not Elect to have payments commence while so employed.

      Subject to Paragraph 5.03, suspensions shall continue for the period of reemployment, and a Participant's suspended pension shall recommence beginning with the month in which his reemployment terminates.

                                    SECTION 6

                                 BENEFIT AMOUNT

      6.1 Accrued Benefit.

            (a) In General. A Participant's accrued benefit is a monthly benefit, commencing at his Normal Retirement Age, that is the actuarial equivalent of the Participant's account balance. Except as provided in subparagraph (b), such accrued benefit shall be computed by (i) taking the amount of such account balance at Normal Retirement Age (or the Participant's actual age if he has already attained his Normal Retirement Age), (ii) converting such amount into a single life annuity at the Participant's Normal Retirement Age (or the Participant's actual age if he has already attained his Normal Retirement Age) using the appropriate factor from the table set forth in Appendix 3 (which shall change annually and shall be based on the Applicable Mortality Table), and (iii) dividing the resulting amount by 12.

            (b) Years Prior to 1998. The accrued benefit of a Participant who terminates employment with all Participating Companies on or before November 1, 1997 shall be calculated by (i) crediting his account balance with interest at the rate of 4 percent per year, compounded annually, projected to Normal Retirement Age (or the Participant's actual age if he has already attained his Normal Retirement Age), (ii) converting such amount into a single life annuity at the Participant's Normal Retirement Age (or the Participant's actual age if he has already attained his Normal Retirement Age), using the appropriate factor from the table set forth in Appendix C, which shall be based on the BellSouth Management Mortality Tables, and (iii) dividing the resulting amount by 12.

      6.2 Amount of Benefit.

            (a) Service or Deferred Vested Pension. Except as provided below, a Participant's account shall be converted into an actuarially equivalent, monthly single life annuity on his Pension Commencement Date. Such annuity shall be computed using the appropriate factor from the table set forth in Appendix 3 (which shall change annually), and dividing the resulting amount by 12. Notwithstanding the preceding sentence, the monthly single life annuity payable to a Participant shall be calculated as follows, if such alternate calculation results in a larger benefit:

                  (i) With respect to a Participant who had an accrued benefit under the BellSouth Management Pension Plan on June 30, 1993 and who is or would become eligible to retire with a service pension on or before December 31, 2005, assuming continuous Net Credited Service until such date, the benefit payable shall be determined under the terms of the BellSouth Management Pension Plan in accordance with Appendix D hereto, taking into account the Participant's age and service as of the date of his retirement and the Participant's compensation, as appropriate, on and after the Effective Date in accordance with the provisions of Appendix D.

                  (ii) With respect to Participants eligible for the one-time increase in the account balance described in subparagraph 3.05(b), the benefit payable shall be derived from the Participant's "Minimum Account Balance," which shall be based on the Participant's

      December 31, 1997 account balance (prior to the one-time increase) credited only with interest as set out in subparagraph 3.05(c) (and no other credits) and converting such amount to a lifetime annuity, using the appropriate factor, from the table set forth in Appendix C, which shall be based on the BellSouth Management Mortality Tables; provided that the "Minimum Account Annuity" so determined shall become a frozen benefit as of, and shall not increase after, December 31, 1999.

                  (iii) With respect to a Participant who first becomes eligible for a service pension in 1998 and who retires on or after January 1, 1998 and before January 1, 2000, the benefit payable shall be derived from the Participant's December 31, 1997 account balance (prior to the one-time increase), credited with service credits, supplemental credits and interest credits at the rate of 4 percent per year, compounded annually, and converting such amount to a lifetime annuity using the appropriate factor from the table set forth in Appendix C, which shall be based on the BellSouth Management Mortality Tables.

      The amount of the annuity actually payable to a Participant may be reduced in accordance with subparagraph 7.01(a)(1) and may be increased in accordance with the last paragraph of Paragraph 1.12. In no event shall a Participant's accrued benefit as of any date be less than his accrued benefit as of any retirement date prior to his Normal Retirement Age.

      Except as otherwise provided in Paragraph 5.08, all pensions shall be paid through the month of the pensioner or annuitant's death.

      Notwithstanding anything to the contrary contained in this Paragraph 6.02(a), the monthly single life annuity payable to a Participant who retired or terminated employment with all Participating Companies on or before November 1, 1997 shall be calculated in accordance with the terms of the Prior Plan. That is, the Participant's account shall be converted into a monthly single life annuity on his Pension Commencement Date using the appropriate factor from the table set forth in Appendix C, and dividing the resulting amount by 12.

            (b) Disability Pension. If a Participant who is eligible for a disability pension under Paragraph 4.02 has not attained age 62 upon the expiration of his short term disability benefits, his disability pension shall be payable immediately at the expiration of such benefits in the amount which would have been payable to the Participant had (i) he terminated employment at the expiration of his short term disability benefits; (ii) his account been credited with interest at the Applicable Interest Rate in effect on his Pension Commencement Date, compounded annually, from such date to his 62nd birthday (provided that the account of a disabled Participant whose short term disability benefits expired on or before October 31, 1997 shall be credited with interest at the rate of 4 percent per year, compounded annually); and (iii) his account been converted into an actuarially equivalent, monthly single life annuity when he attained age 62 in accordance with subparagraph 6.02(a), except that his benefit shall be calculated using the age 62 factor in effect on his Pension Commencement Date. If a Participant who is eligible for a disability pension under Paragraph 4.02 has attained age 62 upon the expiration of his short term disability benefits, his disability pension shall be payable immediately at the expiration of his short term disability benefits in the amount which would have been payable to the Participant had his account been converted into an actuarially equivalent, monthly single life annuity in accordance with subparagraph 6.02(a) at such time; provided, however, such Participant may elect to be paid a deferred vested pension instead of a disability pension.

      The amount of the annuity actually payable to a participant may be reduced in accordance with subparagraph 7.01(a)(1).

      In the event a disability pension is not terminated earlier under Paragraph 4.02, it shall be paid through the month of the pensioner's death.

      6.3 No Reduction in Accrued Benefits. In no event shall any Participant's accrued benefit as of the Effective Date be less than his accrued benefit under the Prior Plan, reduced, if applicable, for early commencement and the election of an optional form of pension in accordance with the provisions of the Prior Plan. In addition, in no event shall the accrued benefit of a Participant who is or would be eligible for a service pension on December 31, 2005, (assuming continuous Net Credited Service until such date) be less than his accrued benefit under the BellSouth Management Pension Plan, if any, on such date. This Plan shall be deemed to incorporate the provisions of the Prior Plan to the extent required to determine benefit rights under the Prior Plan.

      6.4 Offset for Other Pensions. If a Participant is entitled to an employer-provided pension under another defined benefit pension plan that is qualified under Section 401(a) of the Code which is attributable to employment with respect to which an account has been established under this Plan, his pension under this Plan shall be reduced by the amount of such other pension. If the other pension is paid in a different form, or commences at a different time, the offset under this Plan is based on what the other pension would have been had it been paid in the same form as the pension under this Plan and commenced at the same time as the pension under this Plan. In case any benefit or pension, which the Claim Review Committee shall determine to be of the same general character as a payment provided by the Plan, shall be payable under any law now in force or hereafter enacted to any employee of a Participating Company, to his beneficiaries or to his annuitant under such law, the excess only, if any, of the amount prescribed in the Plan above the amount of such payment prescribed by law shall be payable under the Plan; provided, however, that no benefit or pension payable under this Plan shall be reduced by reason of any governmental benefit or pensions payable on account of military service or by reason of any benefit which the recipient would be entitled to receive under the Social Security Act. In those cases where, because of differences in the beneficiaries, or differences in the time or methods of payment, or otherwise, whether there is such excess or not is not ascertainable by mere comparison but adjustments are necessary, the Claim Review Committee in its discretion is authorized to determine whether or not in fact any such excess exists, and in case of such excess, to make the adjustments necessary to carry out in a fair and equitable manner the spirit of the provision for the payment of such excess.

      6.5 Limitation of Benefit Amount. Notwithstanding any other provision of the Plan, the actuarially equivalent monthly lifetime pension which is derived from the account of any Participant, when added to any pension benefits payable to such Participant under any other defined benefit pension plan maintained by a Participating Company or Affiliate, shall not exceed the "maximum permissible amount" described in subparagraph (a) below. The portion of any pension or survivor annuity with respect to any Participant in excess of the applicable "maximum permissible amount" shall be paid by the Participating Company which last employed such Participant directly to the Participant or beneficiary entitled thereto and shall be charged to its operating expense accounts when and as paid. If such portion is not to be paid as a lump sum settlement pursuant to subparagraph 7.08(a), it shall be paid (i) if the Participant has not elected to receive a lump sum settlement of his pension, in the same form in which the Participant is to receive his pension, subject to the same reduction for payment in the form of a joint and 50% survivor annuity as provided in subparagraph 7.01(a)(1), or (ii) if the Participant has elected to receive a lump sum settlement of his pension, in the form of annuity elected by the Participant in accordance with rules established by the Plan Administrator, subject to the same reduction for payment in the form of a joint and 50% survivor annuity as provided in subparagraph 7.01(a)(1).

            (a) The "maximum permissible amount" shall be equal to the lesser of
(1) ninety thousand dollars ($90,000) or (2) one hundred percent (100%) of the Participant's average annual earnings for the period of three consecutive Plan Years during which such Participant both was an active Participant in the Plan and had the greatest aggregate earnings from a Participating Company. For purposes of this Paragraph 6.05, the term "earnings" shall mean earnings as defined in Appendix F of the Plan. However, the "maximum permissible amount" may not exceed the amount from the applicable table in Appendix E related to the Participant's completed years and months of age. The term "Social Security Retirement Age" shall mean the age used as the retirement age for the

Participant under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(1) of such Act was 62.

            (b) If a pension or survivor annuity is payable with respect to a Participant who has less than ten years of participation in the Plan, the amount specified in subparagraph (a)(1) above shall be multiplied by a fraction, the numerator of which is the Participant's years of participation and the denominator of which is 10. If a pension or survivor annuity is payable with respect to a participant who has less than ten years of Vesting Service Credit, the amount specified in subparagraph (a)(2) above shall be multiplied by a fraction, the numerator of which is the Participant's years of Vesting Service Credit and the denominator of which is 10.

            (c) If a pension or survivor annuity is payable with respect to a Participant who was a Participant in the Plan as of December 31, 1986, the "maximum permissible amount" shall not be less than the lesser of (i) the Participant's accrued benefit under the Plan as of December 31, 1986, or (ii) the maximum limitation applicable to such Participant as of December 31, 1986 under Section 415(b) of the Code.

            (d) Effective January 1, 1988, and each January 1 thereafter, the $90,000 limitation specified in the first sentence of subparagraph (a) above shall be automatically adjusted to the new dollar limitation determined by the Commissioner of Internal Revenue for that calendar year. The new limitation shall apply to Plan Years ending with the calendar year of the adjustment.

            (e) If a Participant's pension hereunder is payable as a joint and 50% survivor annuity with the Participant's spouse as the beneficiary, the modification of the pension for such form of payment shall be made before the application of the limitation hereunder and, as so modified, shall be subject to such limitation.

            (f0 If an individual is a Participant in this Plan and has ever participated in one or more of the following:

                  (1) the BellSouth Retirement Savings Plan (the "Savings
      Plan");

                  (2) the BellSouth Savings and Security Plan (the "Savings and Security Plan");

                  (3) the BellSouth Employee Stock Ownership Plan (the "ESOP");
      or

                  (4) any other defined contribution plan maintained by a Participating Company or Affiliate,

the applicable "maximum permissible amount" under subparagraph (a) or (c) shall be reduced to the extent necessary to prevent the sum of the following fractions, computed as of the close of any year, from exceeding 1.0.

                  (1) A fraction, the numerator of which is the individual's projected annual benefit under the Plan and the projected annual benefit under any other defined benefit pension plan qualified under Section 401(a) of the Code and maintained by a Participating Company or Affiliate (computed in accordance with Section 415(e)(2) of the Code), and the denominator of which is the product of 1.25 and the applicable "maximum permissible amount" under subparagraph (a) or (c) above.

                                      PLUS

                  (2) A fraction, the numerator of which is the sum of (A) the annual additions (computed in accordance with Section 415(e)(3) of the Code) to the individual's account in any of the plans referred to in this subparagraph (f), and (B) the annual additions prior to 1984 to the individual's account in the Bell System Savings Plan for Salaried Employees, and the Bell System Savings and Security Plan and the Bell System Employees Stock Ownership Plan (if the individual's accounts in such plans have been transferred to the Savings Plan and the Savings and Security Plan and ESOP respectively), and the denominator of which is the total of the lesser of the following amounts separately computed for each year of service with any company participating in such plans:

                  (A) 35 percent of the Participant's earnings for each year, or

                  (B) 125 percent of the dollar limitation under Section 415(c)(1)(A) of the Code for each such year.

Pursuant to regulations to be prescribed by the Secretary of the Treasury or his delegate, an amount shall be subtracted from the numerator of the under (2) above with respect to any Participant (but not exceeding such numerator), so that the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" computed as of December 31, 1986 under Section 415(e)(1) of the Code does not exceed 1.0.

            (g) If a Participant participates in a defined benefit plan or plans maintained by a Participating Company or Affiliate and a defined contribution plan or plans maintained by a Participating Company or Affiliate, such Participant's rate of benefit accrual under such defined benefit plan or plans, and/or the allocation to his account under such defined contribution plan or plans, shall be reduced if such reduction is required to comply with the limitations set forth in section 415 of the Code. If a reduction in the rate of benefit accrual or a reduction in the allocation to an account is required, benefits payable from, or allocations under, the following plans shall be reduced in the order the Plans are listed:

                  (1) BellSouth Personal Retirement Account Pension Plan (not including the benefits payable in excess of the "maximum permissible amount" under this Paragraph 6.05);

                  (2) BellSouth Pension Plan;

                  (3) Any other defined benefit pension plan maintained by an Affiliate;

                  (4) Savings Plan;

                  (5) Savings and Security Plan;

                  (6) ESOP; and

                  (7) Any other defined contribution plan maintained by an Affiliate.

            (h) This Paragraph 6.05 is intended to comply with Code Section 415 and should be interpreted to limit benefits only to the extent required by that Code Section. Accordingly, the limits of this Paragraph 6.05 shall be applied by considering all plans maintained by a Participating

Company and its Affiliates [(as defined in this subparagraph 6.05(h)], in which a Participant participates or has participated, but without combining plans maintained by Participating Companies that are not Affiliates. For purposes of this Paragraph 6.05, "Affiliate" shall have the same meaning as in Paragraph 1.02, except that the provisions of subparagraphs 1.02(a) and 1.02(b) shall be applied by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" each place it appears in Code Section 1563(a)(1).

                                    SECTION 7

                                 PAYMENT OPTIONS

      7.1 Annuity Forms of Payment.

            (a) Normal Forms of Benefit.

                  (i) Married Participant. If a Participant is married on his Pension Commencement Date, his pension shall be payable as a joint and 50% survivor annuity unless he Elects otherwise as provided in Paragraph 7.02. The joint and 50% survivor annuity shall be 90 percent of the benefit amount described in Section 6, and 50 percent of such reduced pension shall be paid to the Participant's surviving spouse (if such spouse is the one to whom the Participant was married on his Pension Commencement Date) for the remainder of the surviving spouse's lifetime.

                  (ii) Unmarried Participant. If a Participant is not married on his Pension Commencement Date, his pension shall be unreduced and shall be a single life annuity.

            (b) Optional Form of Benefit for Married Participant. A married Participant may Elect to waive the joint and 50% survivor annuity and to receive in lieu thereof a single life annuity.

      7.2 Election of Early Retirement or Alternate Form of Benefit. A Participant who wants to Elect to have his pension commence prior to attaining his Normal Retirement Age and a married

Participant who wants to Elect a single life annuity form of benefit may do so in accordance with the following procedures.

            (a) Notification Requirements. The Participant must be given written notification, as described below, during the 90-day period preceding his Pension Commencement Date. The notification must explain (i) the Participant's right to make the election, (ii) the effect of his making the election, (iii) the rights of his spouse with respect to such election, (iv) his right to revoke the election during the election period, (v) the effect of such a revocation, and
(vi) if applicable, his right to defer receipt of his pension. Any notification with respect to the joint and 50% survivor annuity must include (i) a written explanation of the terms, conditions and relative values of that option and (ii) a reasonable estimate of both the joint and 50% survivor annuity payable and the single life annuity payable if he so Elects.

            (b) Election Requirements. The notification must include an election form on which the Participant may make the applicable election. The election form must be signed and must acknowledge the effect of such election, and all signatures on the form must be notarized. The election must be made during the 30 to 90-day period (the length of which shall be set by the plan administrator) following receipt of the notification and the election form and may be revoked at any time during such period by filing a new election form. Notwithstanding the foregoing, however, a Participant may waive, subject to spousal consent, the right to consider his election for a full 30 days by appropriately completing and signing the election form, provided his election may not be revoked following such waiver; and provided further, that the Participant's benefits may not commence prior to the date which is 7 days after the date on which the notification [described in paragraph (a)] was given to the Participant. However, nothing contained herein shall be construed to require the plan administrator to accelerate benefit payments.

            (c) Spousal Consent. If the Participant is married on the Pension Commencement Date, the Participant's spouse must consent to the election of a single life annuity or the lump sum settlement option described in Paragraph 7.08, and such consent must (i) be written and the spouse's signature must be notarized, (ii) state the elected form of benefit (or expressly permit the Participant to designate other forms of benefit without any requirement of further consent by the spouse), and (iii) acknowledge the effect of such election and form of benefit. Any such spousal consent shall be irrevocable.

      Spousal consent is not required if the Participant establishes to the satisfaction of the Benefit Committee that such consent cannot be obtained because there is no spouse, because the spouse cannot be located or because of any other circumstances under which spousal consent is not required under
Section 417 of the Code.

      7.3 Revocation or Change in Status. If the Participant's spouse dies after the Participant has made an election and before his Pension Commencement Date, notwithstanding subparagraph 7.02(c) above, such election shall be deemed to be revoked. If the marriage of the Participant and his spouse terminates after the Pension Commencement Date, such person shall continue to be regarded as the Participant's spouse for purposes of this Section 7 unless a qualified domestic relations order provides otherwise.

      7.4 Pop-up Feature. If the spouse of a former Participant who is receiving a joint and 50% survivor annuity (a) was married to the Participant on his Pension Commencement Date or was entitled to part or all of the survivor portion of the Participant's annuity under the terms of a qualified domestic relations order in effect on such Date, and (b) dies after such date, his pension shall be increased by the amount his pension was originally reduced to provide the survivor benefit to such spouse, starting with the pension payment for the month following the death of the spouse.

      7.5 Election Periods for Disability Pensioners. Any Participant determined to be eligible for disability pension payments shall be covered by the election provisions in Paragraph 7.02, above. The provisions shall apply both at the time the disability pension payments commence and at the time the disability pension converts to a service pension. If a Participant eligible for a disability pension Elects a single life annuity form of benefit for his disability pension and dies prior to age 65, the provisions of Section 8 that apply to terminated vested employees are applicable.

      7.6 Cash-out of Small Pensions.

            (a) Payment to Participant. If the greater of the Participant's account balance or the present value of the Participant's accrued benefit (determined using the Applicable Mortality Table and the Applicable Interest
Rate) is less than or equal to $5,000 as of the date of his Pension Commencement Date (or, at the time of any prior distribution never exceeded $5,000), a lump-sum settlement equal to such greater amount shall be payable to him on such date in lieu of any other benefits under the Plan, if the greater of such amounts remains $5,000 or less through the date of payment; provided that, if a Participant's Pension Commencement Date occurs before April 1, 1998, the lump sum settlement shall be payable with respect to benefits of $3,500 or less.

      If a Participant ceases to be an Employee prior to becoming vested in his accrued benefit hereunder, such Participant shall be deemed to have received a lump sum settlement of $0, and his entire accrued benefit shall immediately be forfeited. In the event such a Participant again becomes an Employee before he has incurred five consecutive Statutory Breaks in Service, he shall be deemed to have immediately repaid to the Plan the amount which was deemed to have been distributed upon his prior termination of employment, and his account shall be restored in accordance with Paragraph 3.08.

            (b) Payment to Surviving Spouse. A lump sum settlement shall be payable to the Participant's surviving spouse in lieu of the benefits otherwise payable to such spouse pursuant to Paragraph 8.02 or 8.03 if (i) with respect to survivor benefits payable under Paragraph 8.02, the greater of 45 percent of the Participant's account balance, as increased by the interest credits provided in clause (ii) of that Paragraph, and the present value of the benefit payable to such spouse (determined using the assumptions in subparagraph 7.06(a) above) is less than or equal to $5,000 ($3,500 if the Pension Commencement Date occurs before April 1, 1998), or (ii) with respect to survivor benefits payable under Paragraph 8.03, the greater of 45 percent of the Participant's account balance as of the date of his death and the present value of the benefit payable to such spouse (determined using the assumptions in subparagraph 7.06(a) above) is less than or equal to $5,000

($3,500 if the Pension Commencement Date occurs before April 1, 1998) but only if such greater amount remains $5,000 ($3,500 if applicable) or less through the date of payment.

      7.7 Rollover Distributions.

            (a) General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Paragraph 7.07, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

            (b) Definitions.

                  (i) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (ii) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (iii) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                  (iv) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

      7.8 Lump Sum Settlement Option. A Participant may Elect to receive a lump sum settlement as determined below in lieu of the forms of benefit described in Paragraph 7.01.

            (a) An election to receive a lump sum settlement described in this Paragraph 7.08 by a Participant shall include amounts payable by Participating Companies pursuant to Paragraph 6.05 of the Plan which are in excess of the "maximum permissible amount" described in such Paragraph only if the present value of such amounts, determined on the Pension

Commencement Date using the Applicable Mortality Table and the Applicable Interest Rate, does not exceed $20,000.

            (b) A Participant who wants to Elect to receive a lump sum settlement as described above must do so in accordance with the procedures in Paragraph 7.02.

            (c) Except as set forth in subparagraphs (d) and (e) hereof, the lump sum settlement of any Participant who Elects the lump sum settlement option shall equal the Participant's account balance.

            (d) A Participant's lump sum settlement option shall equal the greatest lump sum present value set out below if such value is greater than the Participant's account balance and the Participant is eligible for the monthly benefit on which such lump sum present value is based. In each case, the lump sum present value shall represent the value of (1) the Participant's pension on his Pension Commencement Date if he is service pension eligible, or (2) the Participant's pension payable as of his Normal Retirement Age, if he is not eligible for a service pension. Such present value shall be determined using the Applicable Mortality Table and the Applicable Interest Rate unless the combined use of the BellSouth Management Mortality Table and the PBGC Interest Rate results in a greater amount. If the BellSouth Management Mortality Table and the PBGC Interest Rate are used to calculate the present value and the single sum so determined exceeds $25,000, 120 percent of the PBGC Interest Rate shall be used, and then if the single sum determined using 120 percent is less than $25,000, the single sum shall be deemed to be $25,000. Lump sum present values shall be determined with respect to the following monthly benefits.

                  (i) For a Participant whose Pension Commencement Date occurs before January 1, 2001, the monthly benefit accrued under the BellSouth Management Pension Plan, calculated in accordance with subparagraph 6.02(a)(i).

                  (ii) The monthly benefit based on the Minimum Account Balance, calculated in accordance with subparagraph 6.02(a)(ii).

                  (iii) For a Participant who first becomes service pension eligible during 1998 and whose Pension Commencement Date occurs before January 1, 2000, the monthly benefit calculated in accordance with subparagraph 6.02 (a)(iii).

                  (iv) For a Participant who terminates employment from all Participating Companies before November 1, 1997, whose account balance is not restored in accordance with Paragraph 3.08, and whose Pension Commencement Date occurs before January 1, 2000, the monthly benefit calculated in accordance with the terms of the Prior Plan and Paragraph 6.02.

            (e) The provisions of subparagraph (d) shall apply with respect to the calculation of the lump sum present value of the monthly benefits set forth below, except that present value shall be determined using only the Applicable Interest Rate and the Applicable Mortality Table. If the lump sum present value so determined is greater than the Participant's account balance, the Participant shall be entitled to such amount under the lump sum settlement option.

                  (i) For a Participant whose Pension Commencement Date occurs on or after January 1, 2001, the monthly benefit accrued under the BellSouth Management Pension Plan, calculated in accordance with subparagraph 6.02(a)(i).

                  (ii) For a Participant who retired or terminated employment with all Participating Companies before November 1, 1997 and whose Pension Commencement Date occurs on or after January 1, 2000, the monthly benefit calculated in accordance with the terms of the Prior Plan and Paragraph 6.02.

      7.9 Incidental and Minimum Benefit Rules. All distributions shall be made in accordance with Code 401(a)(9) and the regulations promulgated under Code 401(a)(9), including proposed Treasury Regulation 1.401(a)(9)-2 (relating to incidental benefit limitations), and the terms of the Plan reflecting the requirements of Code 401(a)(9) shall override the distribution options and suspension of benefit provisions in the Plan if they are inconsistent with those requirements.

                                    SECTION 8

                     PRERETIREMENT SURVIVING SPOUSE PENSION

      8.1 Eligibility. If a Participant dies after becoming vested but before his Pension Commencement Date, the benefits described in this Section 8 are payable to his surviving spouse.

      A Participant's spouse is not eligible for benefits under this Section 8 unless the Participant and spouse were married to each other throughout the one-year period ending on the date of his death.

      8.2 Death Prior to Retirement or Termination. If the Participant dies after becoming vested but while actively employed by a Participating Company or Affiliate or while receiving benefits under the short term disability plan of a Participating Company or Affiliate, his surviving spouse may elect to have payments begin at any time following the Participant's death.

      The surviving spouse's monthly pension shall be 45 percent of the amount which would have been payable to the Participant had (i) he terminated employment with a deferred vested pension on the date of his death, (ii) if he had not attained age 62 as of his death, his account been credited with interest at the rate applicable to the Participant (as set forth in Paragraph 3.04) in the year of his death, from the date of his death to his 62nd birthday, and
(iii) his account been converted into an actuarially equivalent single life annuity at age 62, if he had not attained age 62 on the date of his death, or on the date of his death, if he had attained age 62 as of such date, using the age 62 factor from the table in Appendix 3, as in effect on the date of his death.

      Effective for a Participant who dies on or after July 22, 1996, if such Participant has a surviving spouse, in lieu of the monthly pension described above, the surviving spouse may elect to receive a lump sum settlement that is equal to the greater of (I) 45% of the Participant's account balance determined in steps (i) and (ii), above, and (II) the lump sum amount that would be payable to Participant under Paragraph 7.08. If such a Participant dies and does not have a surviving spouse (or he and his surviving spouse have not been married throughout the one-year period ending on the date of his death), the amount determined in the prior sentence shall be paid to his estate in a lump sum.

      8.3 Death After Retirement or Termination. If the Participant dies after retirement or termination of employment but before his Pension Commencement Date, his surviving spouse may elect to have payments begin at any time following the Participant's death.

      In either case, the surviving spouse's pension is the amount such spouse would have received had the Participant lived until the date payments begin to be paid to the surviving spouse, elected payments to begin on such date in the form of the joint and 50% survivor annuity, and then died.

      8.4 Distribution of Benefits. Benefits payable to a Participant's spouse under this Section 8 shall commence not later than the end of the calendar year following the calendar year in which the Participant would have attained age 70????. Any lump sum payable under the terms of this Section 8 to the estate of the Participant shall be distributed within five years after the date of the Participant's death.

                                    SECTION 9

                               DEATH BENEFIT PLAN

      9.1 Accidental Death Benefit. In the event an Eligible Employee dies as a result of an accidental injury arising out of and in the course of employment of a Participating Company (including while the Eligible Employee is in travel status such that his expenses are being paid by a Participating Company), there shall be paid to his beneficiary, as determined under Paragraph 9.04, an Accidental Death Benefit not to exceed three years' wages, as such term is defined in subparagraph 9.07(c), plus an amount equal to the necessary expenses of burial of the Eligible Employee not in excess of $500. The Benefit Committee must determine that the injury causing the Eligible Employee's death resulted solely from an accident occurring during and in connection with the performance of services by the Eligible Employee for a Participating Company, which services the Eligible Employee was properly directed to perform or which he voluntarily elected to perform in protecting a Participating Company's property or interest. The Benefit Committee must further determine that such injury resulted in the Eligible Employee's death and that, based on administrative and interpretative guidelines used by the Benefit Committee, the use of illegal drugs, the consumption of alcohol, involvement in illegal acts, failure to use seat belts or suicide did not contribute to or cause the death. In any case where an Eligible Employee's death is determined to result from either (a) an infection of a cut, abrasion, scratch, puncture, or other wound which was not immediately disabling and which was not reported at the time of the occurrence or (b) sunstroke or frostbite, the Accidental Death Benefit shall not be payable unless otherwise determined by the Benefit Committee. In any case where an Accidental Death Benefit is paid following the disability of the Eligible Employee, the amount of the Accidental Death Benefit shall not exceed the amount which could have been paid if the disabled Eligible Employee had died on the day he ceased to be an Employee of a Participating Company.

      9.2 Sickness Death Benefit. In any case where the Accidental Death Benefit provided under Paragraph 9.01 is not payable upon the death of an Eligible Employee, there shall be paid to the Eligible Employee's beneficiary, as determined under Paragraph 9.04, a Sickness Death Benefit not to exceed one year's wages.

      9.3 Pensioner Death Benefit.

            (a) Upon the death of any Participant who retired from service pursuant to a service pension or disability pension under a predecessor plan or the Prior Plan, or terminated employment after becoming eligible for a service pension under Paragraph 4.01 (hereinafter referred to as a "Pensioner"), and such retirement occurred on or after the date specified in such plan for the payment of an unreduced death benefit, there shall be paid a Pensioner Death Benefit to the beneficiary of the Pensioner, as determined under Paragraph 9.04, provided (i) the Pensioner was receiving or entitled to receive the pension at the time of his death and neither the Accidental Death Benefit nor the Sickness Death Benefit is payable and (ii) all of the Pensioner's Vesting Service Credit was with a Former Affiliate and one or more Participating Companies. The total amount of Pensioner Death Benefit shall not exceed the maximum amount which could have been paid as a

Sickness Death Benefit under Paragraph 9.02 if the Pensioner had died on his last day of active service before retirement or, in the case of a Pensioner who retired after the last day of the month in which his 65th birthday occurred and whose pension was effective during the period from January 2, 1979 to August 10, 1980, inclusive, the maximum Sickness Death Benefit which could have been paid if the Pensioner had died on the last day of the month in which his 65th birthday occurred. In no event, however, shall the amount of the Pensioner Death Benefit payable on account of a participant in the BellSouth Management Pension Plan or a predecessor plan who retired prior to January 1, 1988, be less than the annual pension allowance as determined under paragraph 2 of Section 4 of the BellSouth Management Pension Plan or, if applicable, twelve (12) times the monthly lifetime pension determined under subparagraph 6.02(a) or (b).

            (b) If the Pensioner has satisfied the requirements of paragraph (a) above but retired under a predecessor plan or the BellSouth Management Pension Plan prior to the date specified in such plan for the payment of an unreduced death benefit subsequent to retirement, the Pensioner Death Benefit shall not be less than the amount specified in paragraph (a) above reduced by 10 percent for each full year which has elapsed since his retirement. In no event shall the Pensioner Death Benefit be less than the annual pension allowance as determined under paragraph 2 of Section 4 of the BellSouth Management Pension Plan.(c) In any case where the Pensioner transferred from a Participating Company to an Affiliate which is not a Participating Company or from such an Affiliate to a Participating Company and who at the time of death was receiving either a service pension or disability pension under a predecessor plan or the BellSouth Management

Pension Plan, or who was receiving or entitled to receive a pension benefit under this Plan after satisfying the requirements of either Paragraph 4.01 or Paragraph 4.02, the Pensioner Death Benefit shall not exceed a pro rata portion of the Sickness Death Benefit which could have been paid if the Pensioner had died on his last day of active service with a Participating Company. The pro rata amount shall be based upon the Pensioner's years of Vesting Service Credit as follows:


                         Years of                       Percentage of
                   Vesting Service Credit             Death Benefit Paid
                   ----------------------             ------------------

                  0 - less than 10 years                     0%
                  10 - less than 15 years                   25%
                  15 - less than 20 years                   50%
                  20 - less than 25 years                   75%
                  25 or more years                         100%


            (c) In the case of a Pensioner described in subparagraph 9.03(a),
(b), or (c) above, who retires on or after January 1, 1988, no Pensioner Death Benefit shall be payable upon the death of such a person if such person's Vesting Service Credit as of January 1, 1988 (including periods of employment prior to such date which may be included subsequent to such date under the Plan bridging rules), is less than ten years. In any case where such a pensioner completed 20 or more years of Vesting Service Credit as of January 1, 1988 (including periods of employment occurring prior to such date which may be included subsequent to such date under the Plan bridging rules), the Pensioner Death Benefit amount shall equal one year's wages of such person determined as of December 31, 1987. In any case where such a Pensioner completed at least ten years of Vesting Service Credit but less than 20 years of Vesting Service Credit as of January 1, 1988 (including periods of employment occurring prior to such date which may be included subsequent to such date under the Plan bridging rules), the Pensioner Death Benefit shall equal 50 percent of one year's wages of such person determined as of December 31, 1987.

      9.4 Beneficiaries Eligible to Receive Death.

            (a) The Accidental Death Benefit, Sickness Death Benefit and Pensioner Death Benefit shall be payable to any one or more of the following individuals, who shall be the Eligible Employee's "mandatory beneficiaries": the spouse of the deceased Participant or Pensioner if living with him at the time of his death; the unmarried child or children of the deceased Participant or Pensioner under the age of 23 years (or over that age if they become physically or mentally incapable of self support prior to age 23) who were actually supported in whole or in part by the deceased Participant or Pensioner at the time of death; or a dependent parent who lives in the same household with the Participant or Pensioner or who lives in a separate household which is provided for the parent by the Participant or Pensioner. If the Participant or Pensioner is survived by two or more mandatory beneficiaries, the Benefit Committee shall pay the applicable Death Benefit to or for any one or more of such possible beneficiaries in such portions as it may determine, taking into consideration the degree of dependency and such other facts as it may deem pertinent.

            (b) If the Participant or Pensioner is not survived by any spouse, child or parent, as herein described, the Death Benefit may be paid to a "discretionary beneficiary" who may be any other relative who is receiving or is entitled to receive support from the deceased Participant or Pensioner at the time of his death.

            (c) In making its determinations hereunder, the Benefit Committee may take into account, but shall not be bound by, any beneficiary designation made by the Participant or Pensioner specifying the person or persons to whom benefits shall be paid and the amount payable to each. In any case where no beneficiary survives the Participant or Pensioner or if the amount of the death benefit authorized by the Benefit Committee is less than the maximum award payable, the Benefit Committee may authorize that payment be made to defray the necessary expenses incident to the death of the Participant or Pensioner and any disability immediately preceding death, together with, in the case of the Sickness Death Benefit, the necessary expenses of burial not in excess of $500.

      9.5 Method of Payment.

            (a) The Benefit Committee shall have the discretion to determine whether death benefits are payable in a lump sum or installments and, if paid in installments, the frequency of payments as well as the period over which payments are made. Any Participant or Pensioner may file a written Death Benefit Direction with the Benefit Committee requesting that death benefits be paid in equal monthly installments over a period which does not exceed five years (ten years in the case of a written request filed with the Committee prior to January 1, 1984). Death Benefits, if payable, shall be paid in accordance with such Death Benefit Direction. In the event a beneficiary who is receiving or is entitled to receive installment payments hereunder dies prior to the receipt of all such payments, the Benefit Committee may direct that the remaining portion of such payments be payable to any other eligible beneficiary or to the estate of the deceased beneficiary in a manner determined by it, subject, however, to the requirement that payments be completed within five years of the death of the Participant or Pensioner. Any installment payments hereunder shall be credited with interest at a rate determined by the Benefit Committee, which rate may be redetermined no more than once in any calendar year. No interest shall be credited beyond the date of death of the initial beneficiary unless the Benefit Committee determines to pay the unpaid balance of such benefit to another beneficiary in installments.

            (b) The Benefit Committee may pay, before finally selecting a beneficiary or beneficiaries, a portion of any death benefit to the spouse of the deceased Participant or Pensioner, or some other person designated by the Benefit Committee, which is equivalent to the wages, disability benefits or pension which the deceased person would have received. Such payment shall be made for the balance of the payroll period in which death occurs. In addition, the Benefit Committee may authorize payment of a portion of the death benefit not in excess of $1,500 to meet urgent expenses incident to the death and the immediately preceding disability of the deceased or the burial of the deceased. Any such payments shall reduce the balance of the death benefit.

      9.6 Source of Payment. Sickness Death Benefits and Pensioner Death Benefits when paid due to the death of a service or disability Pensioner, together with interest thereon, shall be payable from the assets of the Plan if payment is made to a mandatory beneficiary. Accidental Death Benefits in excess of the maximum Sickness Death Benefit which could have been payable to the Participant or, if greater, $50,000, shall be paid through insurance maintained by such Participating Company on the life of such Participant or Pensioner. All other death benefits shall be paid from the assets of the Participating Company which last employed the Participant or Pensioner. Notwithstanding anything above to the contrary, any death benefit payable under Paragraph 9.03 with respect to a Participant who has received a lump sum settlement pursuant to Paragraph 7.08, and any interest thereon, shall be paid from the assets of the Participating Company that last employed the Participant or from a trust established by such Participating Company to fund a voluntary employees' beneficiary association under which such benefit is payable.

      9.7 Special Rules.

            (a) The death benefits payable under this Section 9 are in addition to any pre-retirement surviving spouse benefits payable under Section 8 and any survivor annuity payable under Section 7. In no event, however, shall more than one death benefit described in this Section 9 be payable upon the death of any Participant or Pensioner.

            (b) No death benefits shall be payable under this Section 9 in any case where a claim is presented or suit brought against any Participating Company, Affiliate or Former Affiliate for damages resulting from the death of a Participant or Pensioner until such time as such claims are withdrawn or such suit is discontinued. No Accidental Death Benefit shall be payable hereunder until such time as the Benefit Committee receives a written release of all claims and demands which the Participant, his beneficiaries and heirs may have had against a Participating Company, Affiliate, Interchange Company, or any other entity determined by the Benefits Committee, which claims and demands arise out of the accident which resulted in the Participant's death.

            (c) For purposes of this Section 9, the term "wages" shall mean wages, including contributions made under a "cafeteria plan" or a "cash or deferred arrangement" pursuant to Sections 125 or 401(k) of the Code for full-time service (not including overtime), computed at the Participant's annual rate of pay which was in effect at the time of death or other date specified in this

Section 9 or, if greater, the basic rate of pay at the date of death or other date specified in this Section 9, as determined in accordance with Paragraph
1.12 (except that wages shall not include any short term incentive award or plan). The "rate of pay" is the annualized base salary rate plus lump sum payments (including, for example, team or equivalent awards, commissions, marketing incentive payments, differentials, and salary transition payments, but excluding any executive short-term awards) paid during the 12 months prior to the time of death or retirement. No payments made after the death of the employee are included. "Rate of pay" includes increases in the basic pay approved before a disability absence began, a position rate increase approved after a disability absence began or basic rate increases scheduled to be effective but withheld during a disability absence. No lump sum payments are included. In any case where a Participant's Years of Service are split between two or more Participating Companies or Affiliates, "wages" shall be computed based on the Participant's rate of pay on the last day in which he was on the payroll of a Participating Company. In any case where a Participant was working on a part-time basis, the death benefits under this Section 9 shall be computed on the basis of the time constituting the Participant's normal service under his contract of hire, except that Accidental Death Benefits shall be computed on the basis of full-time service (not including overtime) in the case of any Participant who has been continuously in the service of a Participating Company or an Interchange Company since December 31, 1980.

            (c) Participants who have been authorized to waive death benefits by the Participating Company, Former Affiliate, or Bell Communications Research, Inc. which employed them are permitted to waive the Sickness and Pensioner Death Benefits provided under this Section

9. Any such waiver shall remain in effect until revoked by the Participant, provided such revocation has been authorized by the Participating Company, Former Affiliate or Bell Communications Research, Inc., as applicable.

            (d) Except for the Pensioner Death Benefit, a Death Benefit shall not be payable in the case of any person who dies after he has ceased to be an employee of either a Participating Company or an Affiliate, unless such person became disabled by reason of accident or sickness while an employee and continued disabled, until death, to such degree as to be unable to engage in any gainful occupation. In such a case, a Death Benefit may be paid upon approval of the Benefit Committee.

            (e) All claims for Death Benefits must be made within one year of the death on which the claim is based. If the Benefit Committee is made aware of a mandatory or discretionary beneficiary after one year, the Benefit Committee shall not be required to recognize any claim made by or in behalf of such beneficiary.

                                   SECTION 10

                             COMPUTATION OF SERVICE

      10.1 Hour of Service. An Hour of Service shall be determined in accordance with the following rules:

            (a) An Hour of Service is each hour for which an Employee is paid, or entitled to payment, by a Participating Company or an Affiliate either for the performance of duties or on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence.

            (b) Except as may otherwise be provided in Paragraphs 10.06 and 10.07, only the first 501 Hours of Service shall be recognized for any single continuous period during which the Employee performs no duties.

            (c) No Hour of Service shall be recognized if payment for such hour is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation or unemployment compensation or disability insurance laws.

            (d) No Hour of Service shall be recognized for any payments which solely reimburse an Employee for medical or medically related expenses incurred by the Employee.

            (e) Hours of Service also include hours for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Participating Company or Affiliate, except for hours already recognized in accordance with the preceding rules.

            (f) An Hour of Service need not have occurred prior to termination of employment.

            (g) A part-time Employee or an Occasional Employee is deemed to have completed 10 Hours of Service for each day in which he completed one or more Hours of Service. Any full-time Employee is deemed to have completed 45 Hours of Service for each week in which he completed one or more Hours of Service.

            (h) Any Eligible Employee who is recalled as a Regular Employee following a temporary layoff within six months of the date of such layoff shall be credited with the same number of Hours of Service which would otherwise normally have been credited to such Employee under Paragraph (g) above but for such layoff unless the layoff began within twelve months of a prior layoff, and the total layoff period during the twelve month period exceeds six months.

            (i) For purposes of determining whether a Participant has incurred a Statutory Break in Service, the Participant shall be credited with the Hours of Service with which he would have been credited but for such absence for each week during an absence from work for any period by reason of the Participant's pregnancy, the birth of the Participant's child, the placement of a child with the Participant in connection with the adoption of such child by the Participant, or caring for such child for a period beginning immediately following such birth or placement; provided, no hours shall be credited for such absence unless such Participant timely furnishes to the Benefit Committee such evidence of the nature and duration of such absence as may be required by the Benefit Committee. The hours to be credited for such a child-related absence shall be credited (to the extent of such absence in a calendar year) exclusively to the calendar year in which the absence from work begins, but only to the extent such credit is necessary to prevent such Participant from incurring a Statutory Break in Service in such period or, if no credit is necessary to prevent a Statutory Break in Service in such period, the hours shall be credited (to the extent of such absence in the immediately following calendar year) exclusively to the immediately following calendar year.

      10.2 Net Credited Service. A Participant's Net Credited Service is the number of years and fractions thereof he has been continuously employed by Participating Companies and Affiliates. Net Credited Service shall include service creditable pursuant to Paragraph 11.05 of the Plan or under the provisions of an Interchange Agreement or acquisition or merger agreement. Net Credited Service also may include service creditable under the term of a court order, arbitration award or settlement agreement; provided, however, that the service so credited shall not exceed the period from the Participant's termination to his reemployment under the terms of the order, award or agreement. If the Participant has had a break in service, the Net Credited Service is adjusted in accordance with the bridging rules in effect at the time he returns to work. If a Participant was hired or rehired on or after January 1, 1990, and has been classified as a part-time employee at any time after his hire or rehire, the Net Credited Service is credited on a prorated basis in accordance with Paragraph 10.04.

      10.3 Vesting Service Credit. A Participant's Vesting Service Credit is the number of years and fractions thereof he has been employed by Participating Companies. Vesting Service Credit shall include service creditable pursuant to Paragraph 11.05 of the Plan or under the provisions of an Interchange Agreement or acquisition or merger agreement. Vesting Service Credit may also include such periods as are included in a Participant's Net Credited Service pursuant to the terms of a court order, arbitration award or settlement agreement. The same part-time service rules applied to Net Credited Service also apply to Vesting Service Credit. Except as provided in Paragraph 10.05, Vesting Service Credit shall be bridged automatically at time of rehire following a break-in-service for the purposes of this Plan.

      10.4 Part-time Service. Employees hired or rehired on or after January 1, 1990, who are classified as part-time employees at any time after hire or rehire accrue Net Credited Service and Vesting Service Credit on a prorated monthly basis. The proration is determined by the number of hours worked per week as a percent of 37.5 hours. Vesting Service Credit is adjusted, and Net Credited Service may be adjusted, for any other part-time service at the time a service, disability or deferred vested pension is computed.

      10.5 Breaks in Service. The continuity of a Participant's Net Credited Service is broken by any absence without pay from the service of a Participating Company or an Affiliate, except as provided in this Section 10. Such continuity is broken upon transfer of employment to an Interchange Company or Former Affiliate unless an applicable Interchange Agreement provides to the contrary. If a Participant is reemployed after a break in service, his Net Credited Service shall be determined based on his employment after such break unless and until his service before such break is recognized under the Company bridging rules.

      Prior Net Credited Service shall be credited upon reemployment if the Participant returns to active service after an absence of six months or less. Otherwise the prior Net Credited Service is credited when the Participant completes three years of continuous employment after such absence. The period of absence, however, shall not be recognized as a period of employment for purposes of computing Net Credited Service.

      Notwithstanding anything above to the contrary, if a Participant receives a lump sum settlement pursuant to Paragraph 7.06 or Paragraph 7.08, the Participant's Net Credited Service and Vesting Service Credit after he receives the lump sum settlement shall not reflect (subject to their restoration as provided below) his Net Credited Service and Vesting Service Credit prior to the settlement date. The Participant's Net Credited Service and Vesting Service Credit shall be restored if he is reemployed in accordance with the terms of a court order, arbitration award or settlement agreement involving litigation, arbitration, or other action relating to a prior termination of employment and within two years of such reemployment, or such longer period as may be specified in such order, award or agreement, repays to the Plan the amount distributed plus interest permitted under Section 411(c)(2)(C) of the Code compounded annually at a rate of 5% from July 1, 1993 through December 31, 1995. The Participant's Net Credited Service shall be restored under the bridging rules in the preceding paragraph if he receives a lump sum settlement as a deferred vested pensioner.

      10.6 Leaves of Absence. A leave of absence does not constitute a break in continuity of Net Credited Service if formally granted in conformity with the rules of a Participating Company or Affiliate, and either (a) is so granted prior to the commencement of such leave or (b) is for attendance at an educational institution.

      A leave of absence must be approved by the Benefit Committee if it is for a period of more than one month.

      If required to be approved by the Benefit Committee, such approval must indicate whether or not such period is deemed to be a period of employment for purposes of computing Net Credited Service and Vesting Service Credit. A Participant shall be deemed to have been employed during the period of any leave that does not need Benefit Committee approval for purposes of computing his Net Credited Service and Vesting Service Credit, and such Participant's account shall be credited with interest credits upon his reemployment, retroactive to the date such leave of absence commenced, as if he had been actively employed during such leave of absence.

      10.7 Layoffs. In the case of a Participant, other than a Temporary or Occasional Employee, a layoff (which for purposes of this Paragraph shall mean termination under a force surplus condition) on account of reduction in force does not constitute a break in continuity of Net Credited Service provided such Participant is reemployed as a Regular Employee within three years of such layoff. For purposes of computing his Net Credited Service and Vesting Service Credit, a Participant, other than a Temporary or Occasional Employee, shall be deemed to have been employed during any layoff of less than six months and such Participant's account shall be credited with interest credits upon his reemployment retroactive to the date of his layoff as if he had been actively employed during such layoff. If a layoff or layoffs aggregate more than six months in any twelve-month period, only the layoff or layoffs which in aggregate did not exceed six months shall be included in his Net Credited Service and Vesting Service Credit, and no subsequent periods of layoff shall be so included until such Participant is continuously employed for twelve months.

      10.8 Vesting Eligibility Year. A Vesting Eligibility Year is any calendar year in which an Employee completes 1,000 or more Hours of Service, whether or not that service is performed as an Eligible Employee. If an Employee transfers to or from an Interchange Company and the applicable Interchange Agreement so provides, Vesting Eligibility Years shall include years of vesting service recognized under the Plan of the Interchange Company. Vesting Eligibility Years also shall include years creditable pursuant to Paragraph 11.05 of the Plan or under the provisions of an acquisition or merger agreement. All Vesting Eligibility Years shall be taken into account under the Plan with the exception of (a) any Vesting Eligibility Year completed in a calendar year which ends prior to the calendar year in which the Employee's eighteenth birthday occurs, and (b) any Vesting Eligibility Years completed before a period of 5 consecutive Statutory Breaks in Service if the Participant had less than 5 Vesting Eligibility Years at the time such period of Breaks commences or under the provisions of an acquisition or merger agreement.

      10.9 Initial Periods of Service. Effective as of August 1, 1997, any initial period of service which was less than six months shall be recognized for all purposes, including Net Credited Service, Pension Service Credit and Vesting Service Credit, upon the bridging of such service under the appropriate Plan rules. Pension Service Credit is used only for calculations under the BellSouth Management Pension Plan.

                                   SECTION 11

                       INTERCHANGE OF BENEFIT OBLIGATIONS
                         AND TRANSFERS AMONG AFFILIATES

      11.1 Transfers from Interchange Company or BellSouth Pension Plan. If an Eligible Employee's accrued benefit is transferred to this Plan from the plan of an Interchange Company or the BellSouth Pension Plan, an account shall immediately be established for such Eligible Employee in accordance with Appendix A.

      Basic service, and, if applicable, additional and supplemental credits shall be added to such account based on the Eligible Employee's Compensation after the date the Eligible Employee becomes a Participant.

      In no event shall the Eligible Employee's accrued benefit under this Plan be less than the benefit so transferred.

      11.2 Transfers to Interchange Company. If a Participant leaves employment with a Participating Company or an Affiliate for employment with an Interchange Company, he shall not be eligible to retire under this Plan if the applicable Interchange Agreement provides for transfer of his accrued benefit obligation to a defined benefit pension plan of the Interchange Company.

      Upon the transfer of the Participant's accrued benefit to the plan of the Interchange Company, he shall not be entitled to any further benefits under this Plan.

      11.3 Transfers to BellSouth Pension Plan. If a Participant's position changes so that he becomes covered under the BellSouth Pension Plan, his account shall be maintained and credited with interest as if he were not actively employed. For such a Participant who became covered under the BellSouth Pension Plan before November 1, 1997, his account shall be credited with interest at the rate of 4 percent per year, compounded annually. For a Participant who becomes covered under the BellSouth Pension Plan on or after November 1, 1997, his account shall be credited with interest at the rate of 4 percent per year, compounded annually, until December 31, 1997, and thereafter at the Applicable Interest Rate. If a Participant who became covered under the BellSouth Pension Plan before November 1, 1997 subsequently changes his position and again becomes eligible to participate in the Plan, his account balance shall be computed in accordance with subparagraph 3.08(b)(iii) (provided that no cash out distribution has occurred or is deemed to have occurred).

      11.4 Prior Benefits.

            (a) Former Interchange Company Plan Lump Sum. Notwithstanding any other Plan provision, in the case of any individual who becomes a Participant in the Plan after receiving a lump sum distribution of his accumulated plan benefit under an Interchange Company pension plan and whose service otherwise would be recognized by the Plan under an Interchange Agreement, such individual's service with the Interchange Company shall not be recognized by the Plan for purposes other than eligibility to participate in or to vest any pension benefit under the Plan, unless and until such individual satisfies the provisions of the Interchange Company pension plan for the repayment or other treatment of such previous lump sum distribution. If the Interchange Company pension plan does not require repayment of a lump sum distribution by reemployed participants as a condition to recognizing prior pension service credit, but instead provides for an offset in benefits to reflect a prior lump sum distribution, the Plan shall recognize such individual's service with the Interchange Company and provide a benefit offset as determined by such company in accordance with the provisions of its plan, provided that such company transfers assets under the Interchange Agreement sufficient to provide for the plan benefits to be so recognized.

            (b) Repayment of Plan Lump Sum Benefits. Notwithstanding any other Plan provision, if a Participant becomes a covered employee under an Interchange Company pension plan subsequent to receiving a lump sum distribution of his accumulated plan benefit under the Plan and if such Interchange Company pension plan requires the repayment of such lump sum to the Plan, and corresponding transfer of assets from the Plan to such Interchange Company pension plan as a condition of recognizing such individual's service under the Plan, such individual shall have the right under the Plan to repay to the Plan, within two years after becoming a covered employee subject to interchange or portability treatment under an Interchange Agreement, or such earlier date as it established under the Interchange Company pension plan, the lump sum amount distributed by the Plan plus interest permitted under Section 411(c)(2)(C) of the Code.

            (c) Offset for Periodic Distributions. Notwithstanding any other Plan provisions, if a Participant during any period receives periodic annuity benefits under the Plan, or under an Interchange Company pension plan for which the benefit obligation has been or will be transferred to the Plan pursuant to an Interchange Agreement, and if such Participant subsequently receives service credit for such period pursuant to a court order, arbitration award, settlement agreement or otherwise, the pension subsequently payable to such Participant under the Plan shall be adjusted actuarially to reflect such periodic benefits using (i) the PBGC Interest Rate for immediate annuities on the first day of the Plan Year in which such credit is made and (ii) mortality rates equal to the unisex rates published in the Unisex Pension Mortality Table
- 1984 (UP-1984).

      11.5 Transfers Between Certain Affiliates and Subsidiaries. This Paragraph
11.05 is intended to apply only to a Participant who transfers employment between Participating Companies or who transfers employment from an Affiliate that sponsors a defined benefit pension plan in which the Participant is an active participant to a Participating Company. In all other transfer of employment situations, the Participant shall be treated as a new hire as of the effective date of transfer except as may otherwise be provided in the Plan (e.g., with respect to Vesting Eligibility Years). For purposes of this Paragraph 11.05, a Participant shall be deemed to transfer employment if his termination of employment with one Affiliate is followed immediately by his employment with another Affiliate such that, counting employment with both Affiliates, his employment is continuous.

            (a) Transfers Among Participating Companies. If a Participant transfers employment from a Participating Company that maintains the Plan to another Participating Company that maintains the Plan, the Participant's account balance shall continue to be maintained under the Plan, as if no transfer had occurred. The Participant's Basic Service Credit, Additional Credit and Supplemental Credit, if any, for the year of transfer shall be based on his total

Compensation for the year. The Participant's Vesting Service Credit, Net Credited Service and Vesting Eligibility Years shall continue to be credited as if no transfer had occurred.

            (b) Transfer From Affiliate or Subsidiary That is Not a Participating Company. If (i) a Participant transfers employment from an Affiliate or Subsidiary that is not a Participating Company but that maintains a defined benefit pension plan (for purposes of this subparagraph, the "Former Pension Plan") in which the Participant is an active participant as of the date of transfer to a Participating Company, and (ii) the Former Pension Plan provides for the transfer of (A) the Participant's accrued benefit and (B) an amount of assets with respect to such accrued benefit as determined in accordance with Code Section 414(l) to the Plan, an account shall be established for the Participant under the Plan effective as of the first day of the month in which the Participant's transfer occurs, with an opening account balance determined in accordance with Paragraph 5 of Appendix A. Effective as of the date of transfer, the Participant's Vesting Service Credit, Net Credited Service and Vesting Eligibility Years shall equal the number of years of service, however defined, with which the Participant was credited for benefit accrual, pension eligibility and vesting purposes, respectively, under the Former Pension Plan immediately prior to such transfer.

            (c) Transfer to an Affiliate or Subsidiary That is Not a Participating Company. The account balance of a Participant who transfers to an Affiliate or a Subsidiary that is not a Participating Company shall be treated in accordance with Paragraph 11.03, in the same manner as a Participant who changes positions and becomes covered under the BellSouth Pension Plan.

            (d) More Than One Transfer in a Plan Year. If a Participant transfers employment more than once in a Plan Year and more than one such transfer is covered under the provisions of this Paragraph 11.05, the provisions of this Paragraph 11.05 shall be applied successively to each such transfer.

                                   SECTION 12

                                 ADMINISTRATION

      12.1 Plan Administrator. BellSouth is the Plan Administrator and the sponsor of the Plan, as those terms are defined in ERISA.

      12.2 Benefit Committees. Each Benefit Committee shall consist of three to seven persons. Each Benefit Committee shall have the administrative responsibilities set forth in this Paragraph and have such powers as may be necessary to enable them to administer the Plan, except for powers expressly provided to others in this Plan document.

      Each Benefit Committee shall adopt such by-laws and uniform and nondiscriminatory rules of procedure as it may find appropriate. The by-laws and rules of procedure of any Benefit Committee may not be inconsistent with the by-laws and rules of procedure of the BellSouth Benefit Committee.

      Each Benefit Committee may employ a Secretary and such assistants as may be required in the administration of the Plan. The Secretaries are hereby designated as agents for service of legal process with respect to any claims arising under the Plan.

      Each Benefit Committee shall grant or deny claims for benefits under the Plan and authorize disbursements according to the Plan.

      12.3 Claim Review Committee. The Claim Review Committee shall have the exclusive right and authority to determine benefits under the Plan and to interpret the provisions of the Plan, and its determinations and interpretations shall be final and conclusive.

      12.4 Named Fiduciary. The Claim Review Committee, each Participating Company and each Participating Company Committee is each a named fiduciary, as that term is used in ERISA, with respect to the particular duties and responsibilities allocated to it in this Plan document, including the duties and responsibilities that may be specifically allocated to BellSouth under the instrument of trust creating any group, commingled, common or master trust fund in which Plan assets are invested.

      American Telephone and Telegraph Company ("AT&T") is a named fiduciary with respect to any assets of the Plan (or any trust or trusts associated with the Plan) which are held in the Telephone Real Estate Equity Trust, whether or not the Plan's allocable share in the assets of such trusts is determinable at any particular time. Until such time as any assets of the Plan with respect to which AT&T is the named fiduciary are distributed to the Plan and/or its associated trust or trusts from the Telephone Real Estate Equity Trust, AT&T shall, consistent with the terms of the Telephone Real Estate Equity Trust and the Asset Management Agreement between BellSouth and AT&T, with respect to such trust, have sole authority over the selection, retention and supervision of any trustees or investment managers with respect to such assets. As a named fiduciary, AT&T shall have the same rights as any other named fiduciary of the Plan to allocate or delegate any of its responsibilities to others, including the right to delegate the responsibility to select, retain and supervise trustees and investment managers and the right to establish the terms and conditions with respect to which such individuals or entities shall perform their responsibilities.

      AT&T, to the extent it accepts and acknowledges such in writing, shall also be the named fiduciary with respect to, and all other provisions of this paragraph shall apply to it in such capacity, any assets of the Plan and/or its associated trust or trusts, including assets previously distributed to the Plan and/or its trust or trusts from the Bell System Trust or the Bell System Pension Plan Trust or any successor to such trust or trusts, including the Telephone Real Estate Equity Trust with respect to which BellSouth or any person or entity to which BellSouth has delegated the authority designates AT&T as the named fiduciary.

      AT&T shall have no rights or responsibilities nor shall it be the named fiduciary with respect to any assets of the Plan which are held in a trust or trusts (other than the Telephone Real Estate Equity Trust) or any account thereunder with respect to which AT&T has no designated responsibility.

      12.5 Allocation of Responsibilities. BellSouth may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms, including allocation of responsibilities to Participating Companies or Benefit Committees.

      12.6 Delegation of Responsibilities. BellSouth and other named fiduciaries may delegate any of their responsibilities by designating in writing other persons to carry out their respective responsibilities under the Plan. BellSouth may employ persons to advise them with regard to any such responsibilities.

      BellSouth may delegate or allocate, as applicable, to another fiduciary the responsibility to appoint, retain and terminate trustees and investment managers and to define the authorities and responsibilities of each. The provisions of this paragraph shall apply to the responsibilities of BellSouth or any other named fiduciary under the Plan relating to any trusts associated with the Plan, including any group, commingled, common or master trust associated with the Plan and with respect to which BellSouth or any other named fiduciary under the Plan has responsibilities.

      12.7 Plan Expenses. The expenses of the Claim Review Committee in administering the Plan shall be borne by BellSouth. The expenses of each Benefit Committee shall be borne by the applicable Participating Company. All other expenses relating to the administration of the Plan may be paid from Plan assets, to the extent permitted under ERISA. Any expenses not paid from plan assets shall be paid by a Participating Company.

      12.8 Miscellaneous. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan (including service both as a trustee and as an administrator).

                                   SECTION 13

                                RIGHTS AND CLAIMS

      13.1 Notice to Employees. The Benefit Committee shall notify all Participants of their eligibility to retire as they become eligible and shall notify each vested Participant who leaves the employ of a Participating Company of his eligibility for a deferred pension. In the latter case, such notice shall be mailed, within a reasonable time of leaving, to his last known address as shown on the Participating Company's records.

      13.2 Claims Procedure. Any person claiming benefits under the Plan must do so by delivering a written notice of his claim to the person designated by the Benefit Committee to initially determine claims for Plan benefits. The notice must set forth all of the facts necessary to permit such person to determine whether or not the Claimant is entitled to the benefit claimed.

      Within 90 days following receipt of such written notice, the Claimant shall be informed in writing as to whether the claim will be allowed or wholly or partially denied. If the claim is wholly or partially denied, the notice must include the specific reason or reasons for the denial. It must also include specific reference to the pertinent Plan provisions on which the denial is based, a description of any material and information necessary to perfect the claim, an explanation of why such material and information is necessary, and an explanation of the Plan's claim review procedure.

      If a claim for benefits is denied, in whole or in part, the Claimant is entitled to have such denial reviewed by the Claim Review Committee, provided he files a written request for such review with the Claim Review Committee within 60 days after he receives or is notified of the denial of his claim.

      Upon receipt of such request, the Claim Review Committee shall make a full and fair review of the Benefit Committee's decision. In connection with such review, the Claimant is entitled to review pertinent documents and to submit issues and comments in writing.

      The Claim Review Committee shall make a decision with respect to such claim within 60 days after it receives the Claimant's written request for review, or within an additional 60 days, provided the Claimant is notified of the delay and the reasons for requiring such additional time.

      The Claim Review Committee shall notify the Claimant of the review decision. Such notice must be in writing and must include specific reasons for its decision and specific references to the provisions of the Plan on which its decision was based.

      The Claims Review Committee is the fiduciary to which the Plan grants full discretion, with the advice of counsel, to interpret the Plan; to determine whether a Claimant is eligible for benefits; to decide the amount, form and timing of benefits; and to resolve any other matter under the Plan which is raised by a Claimant or identified by the Claims Review Committee. All questions arising from or in connection with the provisions of the Plan and its administration shall be determined by the Claims Review Committee, and any determination so made shall be conclusive and binding upon all persons affected thereby.

      13.3 Non-assignability. Benefits under this Plan may not be assigned or alienated, except (a) as required under Section 206(d) of ERISA or (b) in accordance with the applicable requirements of a "qualified domestic relations order" as that term is defined in Section 414(p) of the Code.

      The Benefit Committee shall (a) promptly notify the Employee and any "alternate payee," as that term is defined in Section 414(p)(8) of the Code, of the receipt of a domestic relations order and the Plan's procedures for determining the qualified status of such order, (b) determine the qualified status of such order, and (c) administer any distributions under this Plan pursuant to such order in accordance with the rules set forth in Section 414(p) of the Code.

      Any such determination or payment shall be final and binding on all parties.

      13.4 Payment to Others. Any benefits payable to a Participant or surviving spouse, but not actually paid to such person at the time of his death, may be paid to a suitable person selected by the Benefit Committee if permitted under applicable law. Any such payment shall be for use in payment of expenses incident to the death of the deceased person or for the benefit of any one or more persons who were dependent upon him at the time of his death.

      Any benefits payable to a Participant or surviving spouse who is unable to execute a proper receipt, whether because of minority or mental or physical disability or for such other reason as the Benefit Committee deems appropriate, may be paid to a suitable person selected by the Benefit Committee to use for the benefit of such Participant or surviving spouse. Payment of such benefit to such person shall fully and completely discharge any liability of the Plan or its fiduciaries.

      13.5 Forfeiture of Benefits by Killers. No survivor or death benefit shall be paid under any provision of the Plan to any individual who, by virtue of his involvement in the death of a Participant with respect to whom such survivor or death benefits would otherwise be payable, would be denied entitlement to an interest in assets of the deceased (whether or not there is in fact any such entitlement) under any applicable law, state or federal, including without limitation laws governing intestate succession, wills, jointly-owned property, bonds, and life insurance policies.

      The Benefit Committee may withhold distribution of benefits otherwise payable under the Plan for such period of time as is necessary or appropriate under the circumstances to make a determination with regard the application of this provision.

      13.6 Recovery of Overpayment. If for any reason the benefits paid on account of a Participant from the Pension Fund exceed the amount payable on account of such Participant pursuant to the terms of the Plan, the amount of such overpayment may be recovered from the payee by the Benefit Committee on behalf of the Pension Fund. The Benefit Committee may recover such overpayment by (i) the payee's direct payment to the Pension Fund, (ii) set-off against the future benefits otherwise payable to such payee on account of the Participant, or (iii) a combination of (i) and (ii).

      13.7 No Review by Former Affiliate Plan or Predecessor Plan Committee. No claim for benefits under this Plan is subject to review by any committee of any Former Affiliate plan or any committee of any plan which preceded this Plan.

      13.8 No Claims Against a Participating Company. Neither the establishment of this Plan nor any action taken by the Board or by the Committees or any Participating Company gives any officer, agent or employee a right to be retained by a Participating Company or any Affiliate or Subsidiary, or any right or claim to any benefits under the Plan or to the assets of the Pension Fund, except as expressly provided in this document.

      13.9 Payment of Interest on Late Payments. If payment of a Participant's lump sum settlement or pension payment is delayed or underpaid for a period of more than thirty days beyond his Pension Commencement Date because of administrative delay or for any other reason, interest shall be paid on such late payment or underpayment at the Applicable Interest Rate in effect for the period of the delay.

                                   SECTION 14

                                  PENSION FUND

      14.1 Establishment of Pension Fund. BellSouth has established the Pension Fund for the payment of all Plan benefits (other than excess plan benefits described in Paragraph 6.05, disability pension payments before January 1, 1994, payments to mandatory beneficiaries payable on account of the deaths of disability pensioners before October 1, 1994, and certain death benefits under
Section 9, all of which are paid by the Participating Company that last employed the individuals with respect to whom the benefits are due). The Pension Fund shall be held by the trustee for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan. Except as provided in Paragraph 14.03, no part of the Pension Fund shall at any time inure to the benefit of any Participating Company, Affiliate or Subsidiary.

      Any assets related to the Plan held under any group, commingled, common or master trust shall be considered as part of and held under the Pension Fund.

      The Pension Fund shall be disbursed as directed by the applicable Participating Company. All pensions shall be paid from the Pension Fund either directly, or through the purchase of annuities from an insurance company, as BellSouth shall determine.

      14.2 Appointment of Trustees and Investment Managers. BellSouth shall appoint one or more trustees which are responsible for holding and managing assets of the Plan and paying benefits from such assets, except as otherwise set forth in this Section 14.

      BellSouth may appoint one or more investment managers to manage all or portions of the assets of the Plan.

      BellSouth may issue general or specific investment directions and guidelines to trustees and investment managers and may also issue specific directions to them for investment in investment companies or trusts and companies or trusts that hold or propose to hold two or more parcels of real property or interests therein or hold non-marketable interests in companies or trusts which hold interests in debt or equity obligations.

      By notice to a trustee, BellSouth may assume responsibility for management of all or a designated portion of the assets held by such trustee, in which event BellSouth shall issue specific investment directions to the trustee with respect to such assets.

      BellSouth may invest, or direct a trustee to invest, all or a portion of the Plan's assets in contracts issued by insurance companies, including contracts under which the insurance company holds Plan assets in a separate account or commingled separate account managed by the insurance company.

      The Company may direct or authorize a trustee to invest all or a portion of the Plan's assets in a group, commingled, common or master trust fund or funds (including specifically the Telephone Real Estate Equity Trust, which is hereby designated, regardless of any further direction or authorization of the Company, to hold any Plan assets allocable to the Plan and which related to the division of such trusts as of January 1, 1984, until such time assets become subject to a physical allocation) established for the purpose of commingling assets of participating trusts, including such fund or funds managed in whole or in part by the Company or by a trustee or trustees or investment manager or managers appointed by the Company or with respect to which the Company has authority to issue general investment directions and guidelines, in which event the instrument of trust creating any such group, commingled, common or master trust fund, to the extent the Plan's equitable share thereof, shall be deemed to have been adopted as a part of the Plan for purposes of
Section 401(a) of the Internal Revenue Code of 1986 or any corresponding provision of any subsequent federal tax law. The Company may authorize a trustee to invest part of the Plan's assets in deposits with such trustee bearing a reasonable interest rate. The Company may invest, or direct a trustee to invest, or if the Company has appointed an investment manager to manage all or a portion of the assets of the plan, an investment manager may invest, or direct a trustee to invest, all or a portion of the assets of the Plan in any other investment, whether or not specifically expressed herein, so long as any such investment is not prohibited by or inconsistent with the requirements of ERISA, any applicable trust agreement (including the Telephone Real Estate Equity Trust) or any asset management agreement relating to such trust.

      BellSouth shall establish and carry out appropriate funding policies and methods.

      14.3 Contributions Subject to Tax-Deductibility. All payments to the Pension Fund are made on the condition that current tax deductions are allowed for such payments under Section 404 of the Code.

      To the extent a deduction would not be allowed for payments for a taxable year, the amount so disallowed shall be repaid to BellSouth within one year after such disallowance.

      Any contribution made pursuant to a mistake of fact, within the meaning of
Section 403(c)(2)(A) of ERISA, shall be returned to BellSouth within one year from the date of such contribution.

      14.4 Forfeitures. If the interest of any Participant is forfeited or unclaimed, such interest shall be applied as soon as practicable to reduce contributions. In the case of any Participant, spouse, or beneficiary whose whereabouts are unknown, the Benefit Committee shall notify the Participant, spouse, or beneficiary at his last known address by certified mail with return receipt requested advising him of his right to benefits under the Plan. If the Participant, spouse, or beneficiary cannot be located in this manner, the accrued benefit shall be forfeited and the proceeds used to reduce Participating Company contributions for subsequent years. If a claim for forfeited benefits is subsequently made by the Participant, spouse, or beneficiary, the forfeited benefits shall be restored. No amounts forfeited or unclaimed shall escheat to any state or revert to any party. Such amounts shall be applied solely to reduce contributions to the Plan.

                                   SECTION 15

                                  PLAN CHANGES

      15.1 Plan Amendments. The Claim Review Committee may, from time to time, amend the Plan so long as such amendment (i) is not of a material nature or is required by or advisable in order to comply with the provisions of ERISA, the Code or other applicable law, and (ii) does not materially increase the required contribution of a Participating Company. The Directors' Nominating and Compensation Committee of the Board must authorize or consent to any amendment that the Claim Review Committee is not authorized to make under the above rule.

      The foregoing notwithstanding, no amendment is permitted that would:

            (a) cause any part of the Pension Fund to be used for or diverted to any purpose other than the exclusive benefit of the Participants or their beneficiaries;

            (b) cause any reduction in the amount of any Participant's accrued benefit in violation of Section 411(d)(6) of the Code; or

            (c) change any vesting schedule in violation of Section 411(a)(10) of the Code unless, in the case of an Employee who is a Participant on --

                  (i) the date the amendment is adopted, or

                  (ii) the date the amendment is effective, if later, the vested percentage of such Participant's right to his accrued benefit is not less than his percentage computed under the Plan without regard to such amendment. Furthermore, no such amendment shall otherwise change any vesting schedule unless each Participant having three or more Vesting Eligibility Years is permitted to elect, in accordance with the Code and applicable regulations, to have the vested percentage of his accrued benefit determined under the Plan without regard to such amendment; provided that no election shall be given to any Participant whose vested percentage under the Plan as amended cannot at any time be less than such percentage determined without regard to such amendment.

      15.2 Plan Termination.

            (a) The Board may terminate the Plan at any time as to any particular group of persons who have or may become entitled to benefits under the Plan or all such persons. In the event of termination or partial termination of the Plan, the rights of all participants to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, shall be nonforfeitable.

            (b) Upon termination of the Plan in its entirety, BellSouth shall allocate the Pension Fund among all persons entitled to benefits under the Plan in accordance with Section 4044 of ERISA. Any assets remaining after providing for all accrued benefits of all persons entitled to benefits under the Plan shall be applied solely for pension purposes in an equitable manner consistent with the purposes of the Plan.

            (c) If this Plan is terminated, the benefit of any highly compensated Participant (as defined under Section 414(q) of the Code and the regulations and other guidance issued thereunder) and any highly compensated former Participant shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code. In addition, the annual benefit payments to each of the 25 highest paid Participants shall be restricted to an amount equal to the payments that would be made on behalf of such Participant under a single life annuity that is the actuarial equivalent of the Participant's benefits under the Plan. The foregoing restrictions shall not apply, however, if:

                  (1) after payment to an affected Participant of all benefits, the value of Plan assets equals or exceeds 110 percent of the value of current liabilities (as defined in Section 412(1)(7) of the Code), or

                  (2) the value of the benefits for the affected Participants is less than one percent of the value of current liabilities.

            For purposes of the foregoing subparagraphs (1) and (2), the term "benefits" includes any periodic income, withdrawal values payable to a living Participant, and any uninsured death benefits which are payable from Plan assets.

            (d) Nothing herein shall be construed to permit the assets of this Plan to be utilized to provide any benefits under any other plan.

      15.3 Consolidation, Merger, or Sale of Property. No merger or consolidation with, or transfer of assets or liabilities to, any other pension or retirement plan shall be made unless the benefit each Participant and beneficiary would receive, if the Plan were terminated immediately after such merger, consolidation or transfer, would be at least as great as the benefit he would have received had the Plan terminated immediately before such merger, consolidation or transfer.

      15.4 Top-Heavy Provisions. If required, the Plan shall be administered in accordance with Appendix F.

                                   SECTION 16
                 ADOPTION OF THE PLAN BY A PARTICIPATING COMPANY

      16.1 Adoption of Plan. Any Affiliate or Subsidiary may, by action of its board of directors or comparable governing body and with the consent of the Claim Review Committee or its delegate, adopt this Plan and the Pension Fund as a Participating Company on behalf of such Affiliate or Subsidiary, or one or more divisions or subdivisions thereof. The name of such Participating Company and the Effective Date of its adoption of the Plan shall be set out on Schedule 1.

      Such Participating Company may elect to modify the terms of the Plan as such terms apply to the Participating Company and its employees with the consent of the Claim Review Committee or its delegate and, to the extent the terms of the Plan are so modified, such modifications (a) shall be set out on Schedule 2 and (b) shall control as to such Participating Company. Without limitation, such modifications may include provisions to recognize past service with respect to employers that are acquired by a Participating Company, or immediate vesting with respect to Participants who are terminated in connection with the sale of a Participating Company.

      16.2 Amendment. Any amendment of the Plan automatically shall be effective as to each Participating Company without any further action by a Participating Company.

      16.3 Withdrawal From the Plan by a Participating Company. Any Participating Company may cease participation in and withdraw from the Plan by action of its board of directors or comparable governing body, subject to the consent of the Claim Review Committee and any restrictions or conditions on such withdrawal as may be imposed in the discretion of the Claim Review Committee. The last date of such Participating Company's participation in the Plan shall be set out on Schedule 1.

                   APPENDIX A - CALCULATION OF OPENING ACCOUNT

      1. Calculate the Participant's annual accrued benefit under the BellSouth Management Pension Plan as of June 30, 1993, without giving credit for 5 years of age and service added by VEER.

      2. Convert annuity in 1. to a lump sum at age 62 by multiplying the annuity by the age 62 single life annuity factor in Appendix C, which is 9.331015.

      If the Participant has attained age 62 as of June 30, 1993, use the annuity factor determined using the same mortality and interest rate assumptions for his age on such date.

      3. If the Participant has not attained age 62 on such date, calculate the present value of the lump sum in 2. at July 1, 1993, by using a 4 percent discount rate and discounting for the period from the date that will be the Participant's 62nd birthday to July 1, 1993. The resulting amount is the Participant's opening account balance.

      4. If a Participant is on a leave of absence or has been laid off temporarily (for six months or less) as of July 1, 1993, establish an account for the Participant upon his reemployment in accordance with Paragraphs 1 through 3 above retroactive to July 1, 1993, and credit such account with interest as if the Participant were actively employed from July 1, 1993 to the date of his reemployment. For a Participant who is on a leave of absence as of July 1, 1993 and who terminates employment before returning to active employment, treat the Participant as if he were reemployed on July 1, 1993 and terminated employment that same day.

      5. If an individual first becomes a Participant after June 30, 1993, and his benefit under another plan is transferred to the Plan, use such benefit in lieu of the BellSouth Management Pension Plan benefit in 1. and use the date on which such individual becomes a Participant in lieu of July 1, 1993, in 3.

      6. Upon his rehire, establish an account for an Eligible Employee who (a) is receiving or under the BellSouth Management Pension Plan is entitled to receive (either at the time of rehire or upon attaining the applicable age under the BellSouth Management Pension Plan) a service or deferred vested pension, (b) has not attained age 65 upon his reemployment and (c) does not elect to waive participation in the Plan pursuant to Paragraph 2.02. Determine the amount credited to such account by multiplying the amount of the Eligible Employee's annual annuity, if he is receiving a single life annuity or his benefit has not commenced, or the amount of his annual annuity divided by 0.9, if he is receiving a joint and 50% survivor annuity, by the factor in Appendix C corresponding to the Eligible Employee's age when he is reemployed.

                           Appendix C 1998 GATT 6.11%

-------------------------------------------------------------------------------------------
    1998 Appendix C - to be used for 1) Conversion of PRA Balance to Disability Annuity,
                2) Conversion of PRA Balance to an Auto Survivor Annuity and
        3) Conversion of prior plan accrued benefits to a PRA Opening Account Balance
-------------------------------------------------------------------------------------------
       This table is a GATT table, using GAM83 Mortality and a 30-Year T-bill rate of
                       6.11%, discounting the Age 62 factor by 6.11%.
-------------------------------------------------------------------------------------------
             0            1            2            3           4            5            6
-------------------------------------------------------------------------------------------
20    0.931841     0.936458     0.941098     0.945760    0.950446     0.955155     0.959887
-------------------------------------------------------------------------------------------
21    0.988777     0.993676     0.998599     1.003546    1.008518     1.013515     1.018536
-------------------------------------------------------------------------------------------
22    1.049191     1.054389     1.059613     1.064863    1.070139     1.075440     1.080769
-------------------------------------------------------------------------------------------
23    1.113297     1.118812     1.124355     1.129926    1.135524     1.141150     1.146804
-------------------------------------------------------------------------------------------
24    1.181319     1.187172     1.193053     1.198964    1.204905     1.210874     1.216873
-------------------------------------------------------------------------------------------
25    1.253498     1.259708     1.265949     1.272221    1.278524     1.284859     1.291224
-------------------------------------------------------------------------------------------
26    1.330086     1.336676     1.343299     1.349954    1.356642     1.363363     1.370118
-------------------------------------------------------------------------------------------
27    1.411355     1.418347     1.425374     1.432436    1.439533     1.446665     1.453832
-------------------------------------------------------------------------------------------
28    1.497588     1.505008     1.512464     1.519958    1.527488     1.535056     1.542661
-------------------------------------------------------------------------------------------
29    1.589091     1.596964     1.604876     1.612827    1.620818     1.628848     1.636918
-------------------------------------------------------------------------------------------
30    1.686184     1.694539     1.702934     1.711371    1.719850     1.728371     1.736934
-------------------------------------------------------------------------------------------
31    1.789210     1.798075     1.806983     1.815936    1.824933     1.833974     1.843060
-------------------------------------------------------------------------------------------
32    1.898531     1.907937     1.917390     1.926889    1.936436     1.946030     1.955671
-------------------------------------------------------------------------------------------
33    2.014531     2.024512     2.034542     2.044622    2.054752     2.064932     2.075163
-------------------------------------------------------------------------------------------
34    2.137619     2.148210     2.158853     2.169549    2.180298     2.191100     2.201955
-------------------------------------------------------------------------------------------
35    2.268228     2.279465     2.290759     2.302108    2.313514     2.324976     2.336495
-------------------------------------------------------------------------------------------
36    2.406816     2.418741     2.430724     2.442767    2.454869     2.467032     2.479255
-------------------------------------------------------------------------------------------
37    2.553873     2.566526     2.579241     2.592020    2.604862     2.617768     2.630737
-------------------------------------------------------------------------------------------
38    2.709915     2.723341     2.736833     2.750393    2.764019     2.777713     2.791475
-------------------------------------------------------------------------------------------
39    2.875490     2.889737     2.904054     2.918442    2.932901     2.947431     2.962034
-------------------------------------------------------------------------------------------
40    3.051183     3.066300     3.081491     3.096758    3.112101     3.127520     3.143015
-------------------------------------------------------------------------------------------
41    3.237610     3.253651     3.269770     3.285970    3.302250     3.318611     3.335053
-------------------------------------------------------------------------------------------
42    3.435428     3.452449     3.469553     3.486743    3.504018     3.521378     3.538824
-------------------------------------------------------------------------------------------
43    3.645333     3.663393     3.681543     3.699783    3.718113     3.736534     3.755047
-------------------------------------------------------------------------------------------
44    3.868063     3.887227     3.906485     3.925840    3.945290     3.964837     3.984480
-------------------------------------------------------------------------------------------
45    4.104401     4.124736     4.145172     4.165709    4.186347     4.207088     4.227932
-------------------------------------------------------------------------------------------
46    4.355180     4.376757     4.398442     4.420233    4.442133     4.464141     4.486258
-------------------------------------------------------------------------------------------
47    4.621282     4.644177     4.667186     4.690310    4.713547     4.736900     4.760369
-------------------------------------------------------------------------------------------
48    4.903642     4.927937     4.952352     4.976888    5.001545     5.026325     5.051227
-------------------------------------------------------------------------------------------
49    5.203254     5.229033     5.254940     5.280975    5.307139     5.333433     5.359857
-------------------------------------------------------------------------------------------
50    5.521173     5.548527     5.576017     5.603643    5.631406     5.659306     5.687344
-------------------------------------------------------------------------------------------
51    5.858517     5.887542     5.916712     5.946026    5.975485     6.005090     6.034841
-------------------------------------------------------------------------------------------
52    6.216472     6.247271     6.278223     6.309328    6.340587     6.372001     6.403570
-------------------------------------------------------------------------------------------

             7            8            9           10          11
-----------------------------------------------------------------
20    0.964643     0.969422     0.974225     0.979051    0.983902
-----------------------------------------------------------------
21    1.023582     1.028654     1.033750     1.038872    1.044019
-----------------------------------------------------------------
22    1.086123     1.091504     1.096912     1.102347    1.107808
-----------------------------------------------------------------
23    1.152485     1.158195     1.163933     1.169700    1.175495
-----------------------------------------------------------------
24    1.222902     1.228961     1.235050     1.241169    1.247318
-----------------------------------------------------------------
25    1.297621     1.304050     1.310511     1.317004    1.323529
-----------------------------------------------------------------
26    1.376906     1.383728     1.390583     1.397473    1.404397
-----------------------------------------------------------------
27    1.461035     1.468274     1.475548     1.482859    1.490205
-----------------------------------------------------------------
28    1.550304     1.557985     1.565704     1.573461    1.581257
-----------------------------------------------------------------
29    1.645028     1.653178     1.661369     1.669600    1.677872
-----------------------------------------------------------------
30    1.745539     1.754187     1.762878     1.771612    1.780390
-----------------------------------------------------------------
31    1.852192     1.861368     1.870590     1.879858    1.889171
-----------------------------------------------------------------
32    1.965361     1.975098     1.984883     1.994717    2.004600
-----------------------------------------------------------------
33    2.085444     2.095776     2.106160     2.116594    2.127081
-----------------------------------------------------------------
34    2.212865     2.223828     2.234846     2.245918    2.257045
-----------------------------------------------------------------
35    2.348071     2.359704     2.371395     2.383144    2.394951
-----------------------------------------------------------------
36    2.491538     2.503882     2.516287     2.528754    2.541282
-----------------------------------------------------------------
37    2.643771     2.656869     2.670032     2.683261    2.696555
-----------------------------------------------------------------
38    2.805305     2.819204     2.833171     2.847208    2.861314
-----------------------------------------------------------------
39    2.976709     2.991457     3.006278     3.021172    3.036141
-----------------------------------------------------------------
40    3.158586     3.174235     3.189962     3.205766    3.221649
-----------------------------------------------------------------
41    3.351576     3.368181     3.384868     3.401638    3.418491
-----------------------------------------------------------------
42    3.556357     3.573977     3.591684     3.609478    3.627361
-----------------------------------------------------------------
43    3.773651     3.792347     3.811136     3.830018    3.848993
-----------------------------------------------------------------
44    4.004221     4.024059     4.043996     4.064032    4.084167
-----------------------------------------------------------------
45    4.248879     4.269929     4.291084     4.312344    4.333709
-----------------------------------------------------------------
46    4.508485     4.530822     4.553269     4.575828    4.598499
-----------------------------------------------------------------
47    4.783953     4.807655     4.831474     4.855411    4.879467
-----------------------------------------------------------------
48    5.076253     5.101403     5.126677     5.152077    5.177602
-----------------------------------------------------------------
49    5.386412     5.413099     5.439917     5.466869    5.493954
-----------------------------------------------------------------
50    5.715522     5.743839     5.772296     5.800895    5.829635
-----------------------------------------------------------------
51    6.064740     6.094787     6.124984     6.155329    6.185825
-----------------------------------------------------------------
52    6.435296     6.467179     6.499220     6.531420    6.563779
-----------------------------------------------------------------

                           Appendix C 1998 GATT 6.11%

-------------------------------------------------------------------------------------------
53    6.596299     6.628980     6.661822     6.694828    6.727996     6.761330     6.794828
-------------------------------------------------------------------------------------------
54    6.999333     7.034010     7.068860     7.103882    7.139077     7.174447     7.209992
-------------------------------------------------------------------------------------------
55    7.426992     7.463788     7.500767     7.537929    7.575275     7.612806     7.650523
-------------------------------------------------------------------------------------------
56    7.880781     7.919826     7.959064     7.998496    8.038124     8.077948     8.117970
-------------------------------------------------------------------------------------------
57    8.362297     8.403727     8.445363     8.487204    8.529253     8.571511     8.613978
-------------------------------------------------------------------------------------------
58    8.873233     8.917195     8.961374     9.005772    9.050391     9.095230     9.140292
-------------------------------------------------------------------------------------------
59    9.415388     9.462035     9.508914     9.556025    9.603370     9.650949     9.698763
-------------------------------------------------------------------------------------------
60    9.990668    10.040166    10.089909    10.139898   10.190135    10.240622    10.291358
-------------------------------------------------------------------------------------------
61   10.601098    10.653620    10.706402    10.759446   10.812753    10.866324    10.920160
-------------------------------------------------------------------------------------------
62   11.248825    11.304556    11.360563    11.416848   11.473412    11.530256    11.587382
-------------------------------------------------------------------------------------------
63   11.936128    11.995264    12.054694    12.114418   12.174437    12.234755    12.295371
-------------------------------------------------------------------------------------------
64   12.665425    12.728175    12.791236    12.854609   12.918296    12.982298    13.046618
-------------------------------------------------------------------------------------------
65   13.439283    13.505866    13.572780    13.640025   13.707603    13.775516    13.843766
-------------------------------------------------------------------------------------------
66   14.260423    14.331075    14.402077    14.473431   14.545138    14.617201    14.689620
-------------------------------------------------------------------------------------------
67   15.131735    15.206704    15.282044    15.357757   15.433846    15.510311    15.587156
-------------------------------------------------------------------------------------------
68   16.056284    16.135833    16.215777    16.296116   16.376854    16.457992    16.539531
-------------------------------------------------------------------------------------------
69   17.037323    17.121733    17.206561    17.291809   17.377480    17.463575    17.550096
-------------------------------------------------------------------------------------------
70   18.078303    18.167870    18.257882    18.348339   18.439244    18.530599    18.622407
-------------------------------------------------------------------------------------------
71   19.182888    19.277927    19.373438    19.469422   19.565881    19.662819    19.760236
-------------------------------------------------------------------------------------------
72   20.354962    20.455809    20.557155    20.659004   20.761357    20.864217    20.967587
-------------------------------------------------------------------------------------------
73   21.598650    21.705659    21.813197    21.921269   22.029876    22.139021    22.248706
-------------------------------------------------------------------------------------------
74   22.918328    23.031874    23.145984    23.260658   23.375901    23.491715    23.608102
-------------------------------------------------------------------------------------------
75   24.318637    24.439122    24.560203    24.681885   24.804169    24.927059    25.050558
-------------------------------------------------------------------------------------------
76   25.804506    25.932352    26.060832    26.189948   26.319703    26.450102    26.581147
-------------------------------------------------------------------------------------------
77   27.381162    27.516819    27.653149    27.790154   27.927837    28.066203    28.205255
-------------------------------------------------------------------------------------------
78   29.054151    29.198097    29.342756    29.488132   29.634228    29.781048    29.928596
-------------------------------------------------------------------------------------------
79   30.829359    30.982100    31.135598    31.289857   31.444879    31.600670    31.757233
-------------------------------------------------------------------------------------------
80   32.713033    32.875107    33.037983    33.201667   33.366162    33.531471    33.697600
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------
53    6.828492     6.862324     6.896322     6.930490    6.964826
-----------------------------------------------------------------
54    7.245713     7.281612     7.317688     7.353942    7.390377
-----------------------------------------------------------------
55    7.688426     7.726518     7.764798     7.803268    7.841929
-----------------------------------------------------------------
56    8.158189     8.198608     8.239228     8.280048    8.321071
-----------------------------------------------------------------
57    8.656655     8.699543     8.742644     8.785959    8.829488
-----------------------------------------------------------------
58    9.185576     9.231085     9.276820     9.322781    9.368970
-----------------------------------------------------------------
59    9.746815     9.795105     9.843634     9.892403    9.941414
-----------------------------------------------------------------
60   10.342345    10.393586    10.445080    10.496829   10.548834
-----------------------------------------------------------------
61   10.974263    11.028634    11.083274    11.138185   11.193368
-----------------------------------------------------------------
62   11.644790    11.702483    11.760462    11.818728   11.877283
-----------------------------------------------------------------
63   12.356287    12.417505    12.479026    12.540852   12.602985
-----------------------------------------------------------------
64   13.111256    13.176214    13.241495    13.307099   13.373027
-----------------------------------------------------------------
65   13.912354    13.981281    14.050550    14.120162   14.190119
-----------------------------------------------------------------
66   14.762398    14.835537    14.909039    14.982904   15.057136
-----------------------------------------------------------------
67   15.664381    15.741989    15.819981    15.898360   15.977127
-----------------------------------------------------------------
68   16.621475    16.703824    16.786582    16.869749   16.953329
-----------------------------------------------------------------
69   17.637047    17.724428    17.812242    17.900491   17.989177
-----------------------------------------------------------------
70   18.714670    18.807391    18.900570    18.994211   19.088316
-----------------------------------------------------------------
71   19.858137    19.956522    20.055395    20.154757   20.254612
-----------------------------------------------------------------
72   21.071469    21.175866    21.280779    21.386213   21.492169
-----------------------------------------------------------------
73   22.358936    22.469711    22.581035    22.692911   22.805341
-----------------------------------------------------------------
74   23.725067    23.842610    23.960736    24.079448   24.198747
-----------------------------------------------------------------
75   25.174668    25.299394    25.424737    25.550702   25.677290
-----------------------------------------------------------------
76   26.712840    26.845187    26.978189    27.111850   27.246173
-----------------------------------------------------------------
77   28.344995    28.485428    28.626556    28.768384   28.910914
-----------------------------------------------------------------
78   30.076874    30.225887    30.375639    30.526132   30.677371
-----------------------------------------------------------------
79   31.914571    32.072689    32.231590    32.391279   32.551758
-----------------------------------------------------------------
80   33.864551    34.032330    34.200940    34.370386   34.540671
-----------------------------------------------------------------

                        APPENDIX D - PRIOR PLAN BENEFIT

      The monthly pension benefit amount payable to a Participant who is entitled to a service pension under the BellSouth Management Pension Plan is calculated as follows:

      The monthly pension benefit amount shall equal the greater of the monthly amounts determined in the two paragraphs below:

            1) 1/12th of 1.6 percent multiplied by the Participant's adjusted career income, as defined below;

            2) 1/12th of the sum of (a) the product of (1) 1.6 percent of the Participant's annual adjusted career income, as defined below, multiplied by (2) the Participant's term of employment, as defined below, plus (b) the product of
(1) .3 percent of the amount, if any, by which such Participant's annual adjusted career income exceeds 200 percent of the average Social Security covered wage base, as defined below, multiplied by (2) such Participant's term of employment or 35 years, whichever is less; provided , however, that if a Participant had compensation in excess of $150,000 in any pre-1994 plan year that is taken into account under the integrated formula (the "Formula") in this subparagraph 2), his accrued benefit will be the sum of (i) his accrued benefit under the Formula frozen as of December 31, 1993, plus (ii) his benefit under the Formula using his annual adjusted career income after 1993 and his total service (not in excess of 35 years) minus his service as of December 31, 1993.

      For Participants who were eligible for such treatment under the Voluntary Enhanced Early Retirement Plan ("VEER"), such pension amount described above shall be calculated by adding five years to such employee's age and term of employment.

      The monthly pension allowance of a Participant who elects to commence a service pension prior to age 65 shall be reduced as follows:

      (1) If determined according to Paragraph 1), above, the monthly pension benefit shall be reduced by 0.5 percent for each calendar month or part thereof by which the Participant's annuity starting date precedes his 56th birthday, except that for each Participant retired with a term of employment of 30 or more years, "0.25" shall be substituted for "0.5" above. Effective July 1, 1991, the age before which a Participant's monthly pension benefit is reduced due to early retirement shall be determined from the following table:

      January 1 of                   Retirement Prior to Age
      ------------                   -----------------------
          1994                                 58
          1997                                 59
          2000                                 60
          2003                                 61
          2006                                 62


      In no event shall the discount that would apply to the benefit of a Participant who retires during a transition year in the above table be greater than the discount that would have applied to such benefit had the Participant retired on December 31 of the prior year.

      (2) If determined according to Paragraph 2) , above, the monthly pension benefit shall be reduced by 0.5 percent for each calendar month or part thereof by which the Participant's annuity starting date precedes his 62nd birthday.

Definitions:

      Adjusted career income shall mean the greater of

            (1) the sum of (i) the product of the Participant's average annual compensation for the period from January 1, 1980, to December 31, 1992, inclusive, and such Participant's term of employment as of December 31, 1992, plus (ii) such Participant's compensation for all periods after December 31, 1992, which are included in the Participant's term of employment; or

            (2) the sum of (i) the product of the Participant's average annual compensation for the period from April 1, 1979, to March 31, 1988, inclusive, and such Participant's term of employment as of March 31, 1988, plus (ii) such Participant's compensation for all periods after March 31, 1988, which are included in the Participant's term of employment; or

            (3) the sum of (i) the product of the Participant's average annual compensation for the period from April 1, 1979, to March 31, 1985, inclusive, and such Participant's term of employment as of March 31, 1985, plus (ii) such Participant's compensation for all periods after March 31, 1985, which are included in the Participant's term of employment; or

            (4) the sum of (i) the product of the Participant's average annual compensation for the period from April 1, 1978, to March 31, 1983, inclusive, and such Participant's term of employment as of March 31, 1983, plus (ii) such Participant's compensation for all periods after March 31, 1983, which are included in the Participant's term of employment; or

            (5) the sum of (i) the product of the Participant's average annual compensation for the period from October 1, 1977, to September 30, 1982, inclusive, and such Participant's term of employment as of September 30, 1982, plus (ii) such Participant's compensation for all periods after September 30, 1982, which are included in the Participant's term of employment; or

            (6) the sum of (i) the product of the Participant's average annual compensation for the period from October 1, 1976, to September 30, 1981, inclusive, and such Participant's term of employment as of September 30, 1981, plus (ii) such Participant's compensation for all periods after September 30, 1981, which are included in the Participant's term of employment; or

            (7) the sum of (i) the product of the Participant's average annual compensation for the period from January 1, 1975, to December 31, 1979, inclusive, and such Participant's term of employment as of December 31, 1979, plus (ii) such Participant's compensation for all periods after December 31, 1979, which are included in the Participant's term of employment.

      The period referred to in clause (i) of (1), (2), (3), (4), (5), (6), or
(7) above shall hereinafter be referred to as the "averaging period."

      For any Participant who has no service prior to the applicable averaging period which is included in the Participant's term of employment, the "adjusted career income" shall equal such Participant's compensation for all periods included in the Participant's term of employment.

      For purposes of determining a Participant's average annual compensation for the applicable averaging period:

            (1) if during such averaging period there was any period included in the Participant's term of employment for which the Participant received no compensation, the Participant shall be considered to have earned compensation during such non-compensated period at the same annual basic rate of pay which he earned immediately preceding such period;

            (2) if during such averaging period there was a period not included in the Participant's term of employment, the Participant shall be considered to have earned compensation during such excluded period equal to the amount of compensation which he earned for the most recent equivalent period of time, preceding the applicable averaging period, for which he did earn compensation; and

            (3) if during the applicable averaging period the Participant was employed on a part-time basis, the compensation of such Participant for any such period of part-time employment shall be considered to be the compensation such Participant would have received had such Participant been employed on a full-time basis during such period of part-time employment.

      Annual adjusted career income shall mean the Participant's adjusted career income divided by the Participant's term of employment; provided, however, that if a Participant had compensation in excess of $150,000 in any pre-1994 plan year that is taken into account under the Formula, his "annual adjusted career income after 1993" for purposes of clause (ii) of the Formula shall be his adjusted career income after 1993 [(determined in accordance with Code Section 401(a)(17)] divided by (b)(i) his total service minus (ii) his service as of December 31, 1993.

      Average social security covered wage base shall mean the lesser of (a) the average of the social security covered wage base (as determined under Code
Section 3121(a) (1)) for the 35 years prior to and ending with such Participant's normal social security retirement year and (b) the social security covered wage base (as determined under Code Section 3121(a) (1)) for the then current year.

      Compensation shall mean a Participant's (1) basic pay, differentials paid for night tours, differentials paid for temporary work in a higher classification, lump sum merit wage payments, incentive compensation for Directory or Marketing employees, Team Management Incentive Compensation, special project allowances for assignments which began on or before November 30, 1983, and area differentials, and (2) basic pay, commissions, differentials, wage incentives, and other special payments used in computing a Participant's monthly pension benefit under the BellSouth Pension Plan for any period of service a Participant was covered by such plan if such service is included in the term of employment in computing such Participant's monthly pension benefit under this Plan. For a Participant who has any period of time during or after the applicable averaging period during which such Participant received sickness or accident disability benefits under a Participating Company's Sickness and Accident Disability Benefit Plan (or any predecessor of such plan), such Participant's basic pay on any day during such period on disability benefits shall be considered as an amount which bears the same relationship to the position rate of the Participant's job for such day, as the Participant's basic pay immediately prior to the disability period bore to the position rate of such Participant's job immediately prior to the disability period. For a Participant who has any period of time during or after the applicable averaging period during which such Participant is on a leave of absence to an Affiliate or a subsidiary of BellSouth or such other entity as a Participating Company's Board of Directors may designate in which a Participating Company has a substantial interest and during such period the Participant receives service credit, such Participant's compensation for the period on such a leave shall be the compensation, as defined in this paragraph, from such Affiliate or subsidiary company or such other entity. The term "compensation" shall be limited to the first $200,000 (as adjusted for changes in the cost of living as provided in Code Section 415(d)) of each Participant's compensation.

      Term of employment shall mean, effective for periods prior to January 1, 1990, for any employee, however classified, and effective for periods beginning on or after January 1, 1990, for full-time employees, a period of continuous employment in the service of one or more Participating Companies, Interchange Companies or Portability Companies (to the extent that an Interchange or Portability Agreement is applicable to a person at the time such person becomes an employee under the Plan or with respect to any person who was an employee of a Former Affiliate on December 31, 1983, and became an employee under the Plan on January 1, 1984) or in the service of an Affiliate (solely for purposes of determining eligibility for service pension) or a Former Affiliate before 1984 provided employment with a Participating Company commenced after the completion of such service with a Former Affiliate but before January 1, 1984, with no intervening period of employment with any Former Affiliate prior to January 1, 1984. A Participant's term of employment shall not include any period for which an election was in effect under Section 4.1.h of the BellSouth Management Pension Plan.

      Term of employment shall not include any period of employment which is included in a Participant's computation of term of employment under an Interchange Company Pension Plan or a Portability Company Pension Plan if the applicable Interchange or Portability Agreement is not in force and effect at the time an individual becomes employed or reemployed by a Participating Company or if such agreement does not provide for the recognition of such individual's term of employment by a Participating Company.

      The term of employment of a Participant who was employed on a part-time basis during or prior to the applicable averaging period shall be pro-rated for such period of part-time employment, based on a ratio which shall be determined by dividing the number of such Participant's regular scheduled work hours, excluding any overtime hours, during such periods of part-time employment by the number of hours, excluding overtime hours, the Participant would have worked had such Participant been a regular full-time employee during such period of part-time employment.

                         Appendix E 1998 415 Annuities

--------------------------------------
                  1998 Table
--------------------------------------
Year   SSRA 65     SSRA 66     SSRA 67
--------------------------------------
 45     33,041      30,977      28,912
--------------------------------------
 46     33,041      30,977      28,912
--------------------------------------
 47     33,041      30,977      28,912
--------------------------------------
 48     35,570      33,347      31,123
--------------------------------------
 49     38,279      35,887      33,495
--------------------------------------
 50     41,187      38,612      36,039
--------------------------------------
 51     44,318      41,547      38,777
--------------------------------------
 52     47,694      44,714      41,732
--------------------------------------
 53     51,348      48,139      44,930
--------------------------------------
 54     55,312      51,854      48,398
--------------------------------------
 55     59,622      55,895      52,169
--------------------------------------
 56     64,322      60,302      56,281
--------------------------------------
 57     69,459      65,117      60,776
--------------------------------------
 58     75,088      70,396      65,702
--------------------------------------
 59     81,276      76,196      71,117
--------------------------------------
 60     88,097      82,590      77,084
--------------------------------------
 61     95,638      89,660      83,683
--------------------------------------
 62    104,000      97,500      87,500
--------------------------------------
 63    113,244     104,000      93,750
--------------------------------------
 64    121,333     113,244     100,000
--------------------------------------
 65    130,000     121,333     108,333
--------------------------------------
 66    130,000     130,000     116,667
--------------------------------------
 67    130,000     130,000     130,000
--------------------------------------
 68    130,000     130,000     130,000
--------------------------------------
 69    130,000     130,000     130,000
--------------------------------------
 70    130,000     130,000     130,000
--------------------------------------
 71    130,000     130,000     130,000
--------------------------------------
 72    130,000     130,000     130,000
--------------------------------------
 73    130,000     130,000     130,000
--------------------------------------


                        APPENDIX F - TOP-HEAVY PROVISIONS

      Definitions

      The following terms and definitions shall apply if required for qualification under Section 416 of the Code:

      Top-Heavy Plan means (i) a plan if, as of the Determination Date, the present value of the accumulated pension plan benefits for Participants who are Key Employees for the Plan Year exceeds 60 percent of the present value of the accumulated accrued benefits for all Participants under the Plan, or (ii) a plan which is part of a Top-Heavy Group. For purposes of determining the present value of the cumulative accrued benefits of Participants, the present value of the accrued benefit shall be increased by the aggregate payments to any Participant or beneficiary during the five-year period ending on the Determination Date, notwithstanding that the Plan may have terminated within the five-year period of the terminated plan would have been required to be included in an aggregation group but for its termination. If a Participant has not performed services for a Participating Company or an Affiliate at any time during the five-year period ending on the Determination Date, then his Pension Plan benefit shall not be included in determining the present value of the cumulative Pension Plan benefits for all Participants. There is also excluded, from the computation of the aggregate Pension Plan benefits of Participants, the Pension Plan benefit of any Participant who was formerly a Key Employee.

      A Super Top-Heavy Plan is any plan that would be a Top-Heavy Plan as defined above if 90 percent were substituted for 60 percent.

      Top-Heavy Group means, as of any Determination Date, an aggregation group of plans in which any of the Key Employees participate and plans which are grouped by BellSouth to meet the coverage and nondiscrimination tests of Section 401(a) (4) or 410(b) of the Code. An aggregation group is a Top-Heavy Group if the accumulated accrued benefits for Key Employees exceed 60 percent of the same amount determined for all Employees under all plans included in the aggregation group.

      If an aggregation group is a Top-Heavy Group, each plan required to be included in the Top-Heavy Group is a Top-Heavy Plan. BellSouth may permissively aggregate plans not required to be in the aggregation group if the group as so aggregated continues to meet the requirements of Section 401(a) (4) and 410 (b) of the Code. When aggregating plans, the value of accrued benefits and account balances, if any, shall be calculated with reference to the Determination Dates that fall within the same calendar year.

      Key Employee means an Employee who, at any time during the calendar year containing the Determination Date or the four previous Plan Years, was:

      (1) an officer of a Participating Company having Earnings greater than 50 percent of the dollar limitation in effect under Section 415 (c) (1) (A) of the Code for any such Plan Year,

      (2) one of the ten Employees having Earnings greater than the dollar limitation in effect under Section 415 (c) (1) (A) of the Code and who owns (or who is considered to own within the meaning of Section 318 of the Code) the largest interest in any Participating Company (if two (2) or more Employees have equal ownership interests, the one with the larger annual Earnings has the larger interest),

      (3) a 5 percent owner of any Participating Company, or a 1 percent owner of any Participating Company whose Earnings is greater than $150,000. The beneficiary of a Key Employee or a former Key Employee shall be treated respectively as a Key Employee or a former Key Employee. A Non-Key Employee is any Employee who is not a Key Employee. Determination Date means, for any Plan Year, the last day of the preceding Plan Year.

      For purposes of Section 416 of the Code, the present value of a Participant's accumulated accrued benefit shall be determined using the assumed mortality rates equal to unisex rates for pensioners in 1984 as published in Unisex Pension Mortality Table - 1984 (UP-1984) and a 5 percent interest assumption. The term "Earnings" shall mean compensation for personal services rendered in the course of employment with a Participating Company or Affiliate as defined in Section 415(c)(3) of the Code and amounts contributed by the Participating Company or Affiliate pursuant to a salary reduction agreement that are excludable from the Employee's gross income under Section 125, 402(c)(e), 402(h)(1)(B), or 403(b) of the Code.

      Defined Benefit Plan and Defined Contribution Plan Fractions

      If for any calendar year the Plan does not satisfy the provisions of
Section 416 (h) (2) of the Code, the defined benefit plan fraction and the defined contribution plan fraction applicable to determining the limits of
Section 415 (c) of the Code shall be computed by replacing 125 percent by 100 percent where applicable.

      Minimum Benefit Requirement

      For any calendar year in which this Plan is Top-Heavy, the accrued benefit of each Non-Key Employee who is otherwise entitled to a Pension Plan benefit shall not be less than the lesser of (i) 20 percent of the Employee's Highest Average Earnings or (ii) 2 percent of the Employee's Highest Average Earnings multiplied by his years of service beginning on and after January, 1984 as of the date of determination.

      An Employee's "Highest Average Earnings" shall be determined by aggregating his Earnings for the five consecutive calendar years (or such lesser number of Plan Years during which the Employee is covered under the Pension
Plan) during which the Employee had the greatest aggregate Earnings, and dividing this aggregate amount by the number of calendar years in such period.

      The minimum Pension Plan benefit shall be provided solely by employer contributions and expressed as a life annuity commencing at Normal Retirement Age. If the form of benefit payable is other than a single life annuity, or commences on a date other than Normal Retirement Age, the

Employee must receive at least an amount that is the actuarial equivalent of the minimum single life annuity benefit commencing at Normal Retirement Age.

      No duplication of minimum benefits shall be required if Non-Key Employees participate in both a defined contribution plan and a defined benefit plan maintained by a Participating Company, however, the required benefit provided by a Participating Company cannot be reduced or eliminated on account of benefits attributable to taxes paid by a Participating Company under the Social Security Act.

      If a Non-Key Employee participates in both a defined benefit plan and a defined contribution plan maintained by a Participating Company, the minimum benefit required under this Section shall be provided in the first of the following plans in which the Non-Key Employee participates: (a) BellSouth Personal Retirement Account Pension Plan; (b) BellSouth Pension Plan; (c) Any other defined benefit plan maintained by an affiliated company; (d) BellSouth Management Savings and Employee Stock Ownership Plan; (e) BellSouth Savings and Security Plan; (f) BellSouth Employee Stock Ownership Plan; and (g) any other defined contribution plan maintained by an affiliated company.

      Vesting

      For any calendar year in which this Plan is Top-Heavy, a Non-Key Employee who completes three Vesting Eligibility Years shall be entitled to a fully vested Plan benefit.

                             Appendix G 1998 415 LS

---------------------------------------
                  1998 Table
---------------------------------------
Age     SSRA 65     SSRA 66     SSRA 67
---------------------------------------
 20      77,060      72,244      67,427
---------------------------------------
 21      82,077      76,947      71,817
---------------------------------------
 22      87,421      81,957      76,493
---------------------------------------
 23      93,115      87,295      81,475
---------------------------------------
 24      99,181      92,982      86,783
---------------------------------------
 25     105,644      99,041      92,438
---------------------------------------
 26     112,530     105,497      98,464
---------------------------------------
 27     119,867     112,376     104,884
---------------------------------------
 28     127,685     119,705     111,725
---------------------------------------
 29     136,017     127,516     119,015
---------------------------------------
 30     144,895     135,839     126,783
---------------------------------------
 31     154,358     144,711     135,063
---------------------------------------
 32     164,443     154,166     143,888
---------------------------------------
 33     175,193     164,244     153,294
---------------------------------------
 34     186,653     174,987     163,321
---------------------------------------
 35     198,870     186,441     174,012
---------------------------------------
 36     211,899     198,655     185,411
---------------------------------------
 37     225,789     211,677     197,565
---------------------------------------
 38     240,601     225,563     210,526
---------------------------------------
 39     256,398     240,373     224,348
---------------------------------------
 40     273,251     256,173     239,095
---------------------------------------
 41     291,235     273,033     254,831
---------------------------------------
 42     310,431     291,029     271,627
---------------------------------------
 43     330,928     310,245     289,562
---------------------------------------
 44     352,823     330,772     308,720
---------------------------------------
 45     376,222     352,709     329,195
---------------------------------------
 46     401,242     376,165     351,087
---------------------------------------
 47     428,011     401,260     374,509
---------------------------------------
 48     456,666     428,124     399,582
---------------------------------------
 49     487,355     456,895     426,436
---------------------------------------
 50     520,241     487,726     455,211
---------------------------------------
 51     555,496     520,777     486,059
---------------------------------------
 52     593,307     556,225     519,143
---------------------------------------
 53     633,878     594,261     554,643
---------------------------------------
 54     677,432     635,093     592,753
---------------------------------------
 55     724,218     678,954     633,690
---------------------------------------
 56     774,505     726,099     677,692
---------------------------------------
 57     828,597     776,810     725,022
---------------------------------------
 58     886,831     831,405     775,977
---------------------------------------
 59     949,598     890,248     830,898
---------------------------------------
 60   1,017,340     953,757     890,173
---------------------------------------
 61   1,090,571   1,022,410     954,249
---------------------------------------
 62   1,169,877   1,096,760   1,023,642
---------------------------------------
 63   1,245,922   1,144,218   1,072,705
---------------------------------------
 64   1,304,141   1,217,197   1,117,839
---------------------------------------
 65   1,363,497   1,272,594   1,187,753
---------------------------------------
 66   1,328,955   1,328,955   1,240,355
---------------------------------------
 67   1,293,765   1,293,765   1,293,765
---------------------------------------
 68   1,258,015   1,258,015   1,258,015
---------------------------------------
 69   1,221,781   1,221,781   1,221,781
---------------------------------------


                             Appendix G 1998 415 LS

---------------------------------------
                  1998 Table
---------------------------------------
Age     SSRA 65     SSRA 66     SSRA 67
---------------------------------------
---------------------------------------
 70   1,185,127   1,185,127   1,185,127
---------------------------------------
 71   1,185,127   1,185,127   1,185,127
---------------------------------------
 72   1,185,127   1,185,127   1,185,127
---------------------------------------
 73   1,185,127   1,185,127   1,185,127
---------------------------------------


                                   Schedule 1


                                                                 Effective Date
                                              Effective Date     of Termination
     Participating Company                   of Participation   of Participation
     ---------------------                   ----------------   ----------------

BellSouth Telecommunications, Inc.           January 1, 1994
BellSouth Applied Technology, Inc.           January 1, 1996
BellSouth Business Systems, Inc.             January 1, 1994
BellSouth Communications Systems, Inc.       January 1, 1994
BellSouth Financial Services Corporation     January 1, 1994
BellSouth Public Communications, Inc.        April 1, 1997
BellSouth Corporation                        January 1, 1994
BellSouth Asia/Pacific Enterprises, Inc.     January 1, 1994
BellSouth Corporate Aviation and Travel
  Services, Inc.                             August 1, 1996
BellSouth D.C., Inc.                         January 1, 1994
BellSouth Enterprises, Inc.                  January 1, 1994
BellSouth Information Systems, Inc.          January 1, 1994
BellSouth Interactive Media Services, Inc.   July 1, 1996
BellSouth International, Inc.                January 1, 1994
BellSouth Long Distance, Inc.                April 1, 1996
BellSouth Mobile Data Services, Inc.         January 1, 1994
BellSouth Personal Communications, Inc.      January 1, 1995
BellSouth Resources, Inc.                    January 1, 1994
Intelligent Media Ventures, Inc.             January 1, 1994
Sunlink Corporation                          January 1, 1994
BellSouth Entertainment, Inc.                April 1, 1997
BellSouth Advertising & Publishing
  Corporation                                January 1, 1994
American Cellular Communications
  Corporation                                January 1, 1994
Bakersfield Cellular Telephone Company       January 1, 1994
BellSouth Cellular Corp.                     January 1, 1994
BellSouth Cellular National Marketing, Inc.  January 1, 1994
BellSouth Mobility Inc.                      January 1, 1994
BellSouth Wireless, Inc.                     January 1, 1994
Gulf Coast Cellular Telephone Company        January 1, 1994
Honolulu Cellular Telephone Company          January 1, 1994
Madison Cellular Telephone Company           January 1, 1994
MCTA                                         January 1, 1994
Richmond Cellular Telephone Company          January 1, 1994
Westel-Indianapolis Company                  January 1, 1994
Westel-Milwaukee Company, Inc.               January 1, 1994
Stevens Graphics, Inc.                       January 1, 1995
L.M. Berry and Company                       January 1, 1996


                                   Schedule 2

      With respect to Eligible Employees of all Participating Companies, service with the following companies shall be credited, if such Employee was employed on the date of acquisition (or other date agreed to pursuant to such acquisition):

                                                 ------------------
                                                  Type of Service
                                                      Credited
----------------------------------------------------------------------------------------------
                                   Acquisition     Net                  Vesting      Effective
          Service With                Date       Credited   Vesting   Eligibility      Date
----------------------------------------------------------------------------------------------
American Cellular Communications     4/4/89         X          X                      1/1/96
Corporation
----------------------------------------------------------------------------------------------
Bakersfield Cellular Telephone       4/4/89         X          X                      1/1/96
Company
----------------------------------------------------------------------------------------------
Gulf Coast Cellular Telephone        4/4/89         X          X                      1/1/96
Company
----------------------------------------------------------------------------------------------
Honolulu Cellular Telephone          4/4/89         X          X                      1/1/96
Company
----------------------------------------------------------------------------------------------
Houston Cellular Corporation         4/4/89         X          X                      1/1/96
----------------------------------------------------------------------------------------------
Los Angeles Cellular Telephone       4/4/89         X          X                      1/1/96
Company
----------------------------------------------------------------------------------------------
Madison Cellular Telephone           9/20/91        X          X                      1/1/96
Company
----------------------------------------------------------------------------------------------
MCTA                                 4/4/89         X          X                      1/1/96
----------------------------------------------------------------------------------------------
Richmond Cellular Telephone          4/4/89         X          X                      1/1/96
Company
----------------------------------------------------------------------------------------------
Westel-Indianapolis Company          4/4/89         X          X                      1/1/96
----------------------------------------------------------------------------------------------
Westel-Milwaukee Company, Inc.       4/4/89         X          X                      1/1/96
----------------------------------------------------------------------------------------------
360E Communications Company and      2/24/97        X          X         X           10/31/97
Affiliates
----------------------------------------------------------------------------------------------
United States Cellular               2/4/97         X          X         X           10/31/97
Corporation
----------------------------------------------------------------------------------------------

Participants who meet the conditions indicated below shall become 100 percent vested in their accrued benefits as of the date indicated below:

--------------------------------------------------------------------------------
                                                                       100%
                                                Terminated In        Vested As
      Employed By:         Employed As Of:     Connection With:         Of:
--------------------------------------------------------------------------------
Berry-Sprint               Date of sale      Sale of Berry-Sprint    Date of
Publishing, Inc.                             Publishing to Sprint    sale
                                             Publishing and
                                             Advertising, Inc.
--------------------------------------------------------------------------------
BellSouth Wireless, Inc.   Date of           Formation of            Date of
                           formation of      Cellemetry, LLC         formation
                           Cellemetry, LLC
--------------------------------------------------------------------------------
Westel-Milwaukee           5/30/97           Exchange Agreement      Date of
Company, Inc.                                with BellSouth          closing
                                             Cellular,
                                             Westel-Milwaukee,
                                             United States Cellular
                                             Corporation
--------------------------------------------------------------------------------
RCTC Wholesale             5/30/97           Contribution Agreement  Date of
Corporation                                  with 360E               closing
(Non-represented                             Communications
employees)                                   Investment Company,
                                             Virginia Metronet,
                                             Inc., Orlando CGSA,
                                             Inc.
--------------------------------------------------------------------------------


                                   SCHEDULE 2

                              Modifications to Plan

BellSouth Advertising & Publishing Corporation modifies the Plan by adding a new paragraph Section 9.03(e) to Section 9, Pensioner Death Benefits, as follows:

      (e) The foregoing notwithstanding, no Pensioner Death Benefit shall be paid with respect to any Pensioner of BellSouth Advertising & Publishing Corporation ("BAPCO") if such Pensioner, within two years of retirement, engages in any of the following forfeiture events.

            1. acquires ownership of more than 5% of any class of stock of, or acquires beneficial ownership of, more than 5% of the earnings or profits of a Competitor; or

            2. becomes employed by, consults with, or renders service to a Competitor, unless the former employee's activities on behalf of the Competitor make no use, directly or indirectly, of (i) BellSouth Confidential Information or (ii) the specialized skills the former employee developed or the training provided to the employee or (iii) relationships established or maintained by the former employee whether directly or through the employee's subordinate(s), during his or her last two years of employment with BellSouth or any of its affiliates; or

            3. discloses to any Competitor, or uses for himself or another, Confidential Information relative to the business of BellSouth. "Confidential Information" includes, without limitation, the following types of information: information, whether generated internally or externally, relating to BellSouth's business or to its affiliates' businesses which derives economic value, actual or potential, from not being generally known to other persons and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality, including, but not limited to, studies and analyses, technical or nontechnical data, programs, patterns, compilations, devices, methods, models (including cost and/or pricing models and operating models), techniques, drawings, processes, employee compensation data, and financial data (including sales and marketing information and strategies, customer account records, billing information, and personnel data); or

            4. whether for his own account or the account of a Competitor, solicits business from any person or entity known by the former employee to be a customer or actively sought prospective customer of BellSouth or any of its affiliates, if (i) the former employee had direct or indirect contact with such person or entity during and by reason of the former employee's employment at BellSouth or any of its affiliates, and (ii) the business or service solicited displaces or is in competition with any line of business in which BellSouth or any of its affiliates is engaged. The activities prohibited under this paragraph include soliciting advertising business, for or through a certified marketing representative ("CMR") or similar business, that BellSouth is in the business of directly providing to customers, even if such sales by a CMR or similar business provides a business benefit to BellSouth or its affiliates.

            A "Competitor" of BellSouth or its affiliates is one who, in BellSouth's judgment, directly or through an affiliate, provides goods or services, represents for sale, refers, promotes, negotiates or otherwise markets any goods or services, which displace or are in competition with any line of business in which BellSouth or one or more of its affiliates is engaged, such as, but not limited to: (i) the provision of telecommunications goods or services; (ii) the printing, sale, publication, or provision of classified directories, or directory advertising; (iii) the provision of cellular communications; and (iv) the provision of paging goods or services. A "Competitor" includes any agency that is not related to BellSouth by ownership and that sells advertising, directly or indirectly, for publications of BellSouth or its affiliates, such as a CMR or other such provider.

            For purposes of the Benefits Forfeiture Provision, the business activities of BellSouth and its affiliates at the point in time that a former non-represented employee retires from his or her employment at BAPCO will determine whether that entity is a Competitor.

            Such Pensioner Death Benefit is deemed terminated upon the date of occurrence of the forfeiture event. Upon learning of a forfeiture event, BAPCO reserves the right to seek the reimbursement of any benefits that were paid following the occurrence of that event.

Stevens Graphics, Inc. modifies the Plan with respect to its Employees, as follows:

      1)    The defined term "Compensation" shall include overtime.

      2) Paragraph 4.04 regarding mandatory retirement and Section 9 regarding death benefits shall not apply.

      3) The Plan, as modified, applies only to salaried employees of Stevens Graphics, Inc.

      4) Active participants in the Retirement Pension Plan of Stevens Graphics, Inc. ("Stevens Plan") on December 31, 1994, will have their pension benefits and rights and features of the Stevens Plan protected through the earlier of (i) December 31, 2004, and (ii) the date a participant terminates employment with Stevens Graphics, Inc. If they retire or terminate with respect to all Affiliates and Participating Companies effective January 1, 2005 or earlier, they may elect to have their pension calculated and paid either under the Stevens Plan with its related optional forms of pension payments or under the Plan with the forms of pension payments available under the Plan at their termination or retirement dates. After December 31, 2004, such participants will earn future benefits only under the Plan; the benefits they have earned as of December 31, 2004 under the Stevens Plan will be frozen as of that date.

      5) Paragraph 7.08 regarding the lump sum settlement option, and the portion of Paragraph 5.05 providing for an immediately payable annuity shall apply only to participants whose Pension Commencement Date is on or after January 1, 1997.

      6) The last sentence of Paragraph 8.02, regarding the election of lump sum settlement by a surviving spouse and the payment of a lump sum to the estate of a participant who dies and does not have a surviving spouse, shall be effective with respect to participants who die on or after January 1, 1997.

L.M. Berry and Company modifies the Plan with respect to its Employees, as follows:

1) Definitions: The capitalized terms set forth below shall have the following meanings unless otherwise indicated:

      "Grandfathered Participant" (subsequent to December 31, 1995) means a person who either (a) on December 31, 1995 was an employee (as defined in the Prior Plan), was a Participant (as defined in and determined in accordance with Section 2.01 and other relevant provisions of the Prior
      Plan), and was not a Grandfathered Disabled Participant, or (b) on December 31, 1995 was an employee (as defined in the Prior Plan), was rehired on or after January 1, 1995 and would be a Participant under
      Section 2.02(b) of the Prior Plan upon completion of a Year of Service (as defined in the Prior Plan) for eligibility purposes computed from the date of rehire, has completed such Year of Service (as defined in the Prior
      Plan) within a year from rehire, and was not a Grandfathered Disabled Participant.

      "Grandfathered Disabled Participant" means (subsequent to December 31,
      1995) a person who on December 31, 1995 was alive, was a Participant under the Prior Plan, was receiving credit for Credited Service (as defined in the Prior Plan) under the second paragraph of Section 1.01(q) of the Prior Plan (or who would have been receiving such service credit but for the twenty-five (25) year maximum), and whose retirement benefit under the Prior Plan had not been paid or commenced.

      "Vesting Grandfathered Participant" means (subsequent to December 31,
      1995) a person who on December 31, 1995 was credited with service for vesting purposes under the Prior Plan.

      "Prior Plan" means the Employees Pension Plan of L. M. Berry and Company, as amended, as in effect on December 31, 1995 or, if applicable, such earlier or later time as indicated in this Schedule.

Other capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise indicated.

2) Application of Plan Terms: The terms of the Plan shall apply only to persons who on or after January 1, 1996 are Eligible Employees. The benefits (if any) of a person who is not an Eligible Employee at any time after December 31, 1995 shall be determined under the terms of the Prior Plan as in effect with respect to such person. A Grandfathered Disabled Participant shall in no event be an Eligible Employee unless his Total and Permanent Disability (as defined in the Prior Plan) has ended and he has returned to active, eligible employment with a Participating Company. Notwithstanding the foregoing, all matters pertaining to funding, administration, amendments, and termination (as opposed to eligibility for and amount of benefits) shall on and after January 1, 1996 be determined under the terms of the Plan without regard to the Prior Plan.

3)    Amendment of Prior Plan Provisions:

            (a) Effective as of December 31, 1995, Section 1.01(x) of the Prior Plan is hereby amended by deleting therefrom "April 1" each place it appears and substituting therefor (in each such place) "first day of the Plan Year" and by adding at the end thereof the following: If a change in Plan Year changes the time for determining the Applicable Interest Rate, any distribution for which the annuity starting date occurs in the one-year period commencing at the time the Plan Year change is effective, which shall be the first day following the end of the applicable short Plan Year, shall be determined using the Applicable Interest Rate determined at either the date for determining the Applicable Interest Rate before the change in Plan Year or the date for determining the Applicable Interest Rate after the change in Plan Year, whichever results in the larger distribution.

            (b) The provisions of the Prior Plan may be amended further after December 31, 1995 in the manner set forth in the Plan for amending the Plan.

4)    Modifications to Certain Plan Provisions

            (a) The defined term "Compensation" (Paragraph 1.12) shall be modified to include overtime.

            (b) The definition of "PBGC Interest Rate" (Paragraph 1.27) shall be modified by deleting "January 1st of the applicable calendar year" and by substituting therefor: ?the first day of the applicable Plan Year" and by adding at the end thereof the following: If a change in Plan Year changes the time for determining the interest rate, the present value of any lump sum distribution for which the annuity starting date occurs in the one-year period commencing at the time the Plan Year change is effective, which shall be the first day following the end of the applicable short Plan Year, shall be determined using the interest rate determined at either the date for determining the interest rate before the change in Plan Year or the date for determining the interest rate after the change in Plan Year, whichever results in the larger distribution.

            (c) Paragraph 2.02 shall not apply.

            (d) Paragraph 10.08 shall not apply with respect to a Vesting Grandfathered Participant. With respect to a Vesting Grandfathered Participant, a "Vesting Eligibility Year" shall mean a year of Credited Service for vesting purposes as defined in and determined in accordance with the provisions of the Prior Plan.

            (e) Paragraph 2.03 shall be modified with respect to Vesting Grandfathered Participants by deleting therefrom "Normal Retirement Age" and by substituting therefor the following:

            "age 62 in the case of a Participant whose employment covered under the Plan (including the Prior Plan) began before his 57th birthday and the fifth anniversary of his participation in the Plan (including the Prior Plan) in the case of a Participant whose employment covered under the Plan began after his 57th birthday.

            (f) Paragraph 3.04 shall be modified to provide as follows:

            3.04 Interest Credit. As of the last day of each Plan Year, each Participant's account shall be credited with interest under the terms of the Plan in effect as of December 31, 1997, subject to any subsequent amendments of this Schedule 2.

            (g) Paragraph 3.05(b) shall not apply.

            (h) The provisions of Paragraphs 3.08(b)(i) and (iii) respecting the interest credits and conversion factors shall not apply. Instead, a Participant's account balance shall be credited with interest at the rate of 4 percent per year.

            (i) Paragraph 4.04 shall not apply.

            (j) Paragraphs 6.01(a) shall not apply, and a Participant's accrued benefit shall be determined in accordance with Paragraph 6.01(b) (without regard to whether the Participant terminates before January 1, 1998).

            (k) Paragraph 7.05 shall be modified to provide as follows:

            7.05 Election Period for Disability Pensioners. Any Participant who receives disability pension payments shall be covered by the election provisions in Paragraph 7.02 above only at the time the disability pension converts to a service pension. If a Participant receiving disability pension payments dies before the disability pension converts to a service pension (before his Pension Commencement Date), the provisions of Section 8 shall apply.

            (l) Paragraph 7.08 shall be modified to provide as follows:

            7.08 Lump Sum Settlement Option. A Participant described in subparagraph (a) of this Paragraph 7.08 may Elect to receive a lump sum settlement as determined below in lieu of the forms of benefit described in Paragraph 7.01.

                  (a) The Participants to whom the lump sum settlement option described in this Paragraph 7.08 applies are (i) the vested Employees of Participating Companies who retire or whose employment otherwise terminates other than by reason of death on or after January 1, 1996 and who are (or will be at the end of the 90-day period preceding the Participant's Pension Commencement Date) service pension eligible, and (ii) Employees who terminated employment with a Participating Company pursuant to the sale of Berry-Sprint Publishing, Inc. to Sprint Publishing and Advertising, Inc.

                  (b) The lump sum settlement of any Participant described in subparagraph 7.08(a) who Elects the lump sum settlement option shall equal the greater of (i) the Participant's account balance, and (ii) the present value of the Participant's pension on his Pension Commencement Date, which shall be determined for Pension Commencement Dates before January 1, 2000, in accordance with subparagraph 7.08(d) of the Plan, and for Pension Commencement Dates on or after January 1, 2000, in accordance with paragraph 7.08(e) of the Plan.

                  (c) A Participant who wants to Elect to receive a lump sum settlement as described above must do so in accordance with the procedures in Paragraph 7.02.

            (m) Section 9 shall not apply.

            (n) The definition of Plan Year (Section 1.31) shall be modified to provide as follows:

            "Plan Year" means the Plan Year determined under the Prior Plan and the short period ending on the first December 31st coincident with or next following the date on which any governmental approval to change the Plan Year is not required or is received, and, thereafter the calendar year for subsequent Plan Years. Notwithstanding the foregoing, for purposes of determining Plan benefits, Plan Year shall mean the calendar year 1996 and each subsequent calendar year.

            (o) The second sentence of Paragraph 6.05 shall not apply.

            (p) Paragraph 11.05 shall be modified by adding the following at the end thereof:

            (d) Notwithstanding the foregoing (or any other provisions of the Plan), this Paragraph 11.05 shall apply only with respect to transfers of employment to coverage under the Plan that occur on or after April 1, 1995.

            (q) Appendix A shall be replaced by the Appendix A as set forth on Attachment I of the Amendment for this Schedule.

            (r) Paragraph 11.04 shall be modified by adding the following at the end thereof:

            (d) If a Participant left employment with a Participating Company or an Affiliate or an Employer (as defined in the Prior Plan) and the liabilities attributable to the Participant's benefit under the Plan or Prior Plan were transferred to another pension plan maintained by an employer that is not a Participating Company or an Affiliate or an Employer (as defined in the Prior Plan) or other entity required to be aggregated with the Employer (as defined in the Prior Plan) under Section 414 of the Code, the Participant upon being rehired shall not be credited with Net Credited Service or Vesting Service Credit for periods of employment prior to being rehired except as specifically provided by an amendment to the Plan. The Participant shall be credited with Vesting Eligibility Years for periods of employment that were credited under the Plan or Prior Plan prior to the transfer of liabilities.

5) Benefits for Grandfathered Participants and Grandfathered Disabled Participants.

            (a) General. Each Grandfathered Participant shall have benefits under the Plan determined as provided in this Paragraph 5.

            (b) Definitions. For purposes of this Paragraph 5: The term "Berry Benefit" shall mean, with respect to a Grandfathered Participant, his Accrued Retirement Benefit (as defined in the Prior Plan) determined under the terms of the Prior Plan, including the modification to Section 1.01(s) thereof set forth in the immediately following sentence, but not including
      Section 5.05 and related provisions thereof, as of the earlier of December 31, 2007 or the first date on which the Grandfathered Participant is no longer an Eligible Employee of L.M. Berry and Company, in the same manner as if the Grandfathered Participant's employment with the Employer (as defined in the Prior Plan) had terminated on such date. For purposes of determining the Berry Benefit, Section 1.01(s) of Prior Plan shall be modified effective for calendar years beginning after December 31, 1995 to provide that "Annual Compensation" shall have the meaning set forth in Paragraph 1.12 of the PRA except that for such purpose each reference to "Plan Year" in Paragraph 1.31 of PRA shall be replaced by a reference to "calendar year" and any provisions regarding periods prior to January 1, 1996 shall not apply. The term "PRA Benefit" shall mean a Grandfathered Participant's accrued benefit as determined under Paragraph 6.01 and other relevant provisions of PRA, all as modified by this Schedule. The term ?PRA? shall mean the provisions of the Plan (as modified by this Schedule), other than the provisions of this Paragraph 5 excepting the modifications to Section 8 of PRA in subparagraph (e) of this Paragraph 5.

            (c) Berry Benefit Equals or Exceeds PRA Benefit. If the monthly dollar amount of a Grandfathered Participant's Berry Benefit is equal to or greater than the monthly dollar amount of the Grandfathered Participant's PRA Benefit, such Grandfathered Participant shall receive only the Berry Benefit with all optional forms of payment and rights and/or features pertaining thereto as provided under the Prior Plan (not including Section 5.05 and related provisions thereof), as his pension benefit under the Plan.

            (d) PRA Benefit Exceeds Berry Benefit. If the monthly dollar amount of a Grandfathered Participant's PRA Benefit is greater than the monthly dollar amount of the Grandfathered Participant's Berry Benefit, such Grandfathered Participant's pension benefit under the Plan shall be: (1) the Berry Benefit payable with all optional forms of payment and rights and/or features pertaining thereto as provided under the Prior Plan (not including Section 5.05 and related provisions thereof); and (2) the excess of the monthly amount of the PRA Benefit over the monthly dollar amount of the Berry Benefit payable with all optional forms of payment and rights and/or features pertaining thereto as provided under PRA.

            (e) Pre-Commencement Death Benefits. If a Grandfathered Participant whose pension benefit would be paid under subparagraph (c) of this Paragraph 5 dies prior to payment or commencement of payment thereof, pre-commencement death benefits (if any) under the Plan with respect to such Participant shall be payable only under the terms of the Prior Plan (not including Section 5.05 and related provisions thereof) with respect to his Berry Benefit. If a Grandfathered Participant whose pension benefit would be paid under subparagraph (d) of this Paragraph 5 dies prior to payment or commencement of payment thereof, pre-commencement death benefits (if any) under the Plan with respect to such Participant shall be payable: (1) under the terms of the Prior Plan (not including Section 5.05 and related provisions thereof) with respect to his Berry Benefit only; and (2) under the terms of PRA (as modified below) with respect to the portion of his pension benefit described in clause (2) of subparagraph (d) of this Paragraph 5 only, but for such purpose subparagraph 7.06(b) of PRA shall not apply and Section 8 of PRA shall be modified to provide as follows:

                                    SECTION 8

                         PRE-COMMENCEMENT DEATH BENEFITS

      8.01 Eligibility. Any Participant who dies after becoming vested but before his Pension Commencement Date shall be eligible for a death benefit under the Plan. Except as provided in this Section 8, no death benefits (other than post-retirement death benefits payable because of the form of payment of retirement benefits) are payable under the Plan.

      8.02 Lump Sum Death Benefit. The death benefit payable pursuant to this Paragraph 8.02 shall be a lump sum payment equal to the lump sum settlement the deceased Participant would have received under Paragraph 7.08 as of the date as of which the death benefit is paid. For purposes of computing such lump sum settlement amount, the deceased Participant's Pension Commencement Date shall be the earliest date as of which the Participant could have commenced an immediately payable monthly pension (other than a disability pension) if the Participant had remained alive and based on the deceased Participant's Net Credited Service at his death, and present value shall be determined as of the date as of which the death benefit is paid. Such lump sum death benefit shall be payable as soon as practicable following proper application therefor by the beneficiary. For purposes of this Paragraph 8.02, and subject to Paragraph 8.03, a Participant's beneficiary shall be the person or persons properly designated as such by the Participant in accordance with procedures prescribed by the Plan Administrator. Notwithstanding any other provision of this Section 8, no death benefit shall be payable pursuant to this Paragraph 8.02 if a Qualified Preretirement Survivor Annuity is required to be paid to the former Participant's Surviving Spouse pursuant to this Paragraph 8.03.

      8.03 QPSA. Unless a Qualified Election is made within the Election Period, if a Participant dies after becoming vested but before his Pension Commencement Date, and if the

Participant is survived by his Spouse, the Participant's Surviving spouse will receive a benefit in the form of a life annuity for the Spouse's life in an amount which is the actuarial equivalent of the lump sum death benefit that would otherwise have been paid under Paragraph 8.02 ("Qualified Preretirement Survivor Annuity"). For purposes of the immediately preceding sentence actuarial equivalence shall be determined using the same actuarial assumptions used to determine the lump sum death benefit under Paragraph 8.02. A Surviving Spouse may elect to commence payment of the Qualified Preretirement Survivor Annuity as of the first day of any month following proper application therefor and in the absence of a proper election therefor, as required under Section 401(a)(9) of the Code and applicable regulation thereunder. Notwithstanding the foregoing if the lump sum actuarial equivalent value of the Qualified Preretirement Survivor Annuity does not exceed $3,500 (as of the date of lump sum settlement described in the following clause), a lump sum settlement thereof (in lieu of monthly payments) to the Surviving Spouse in such amount shall be made as soon as practicable following the Participant's death.

      For purposes of this Paragraph 8.03:

      "Election Period" means the period which begins on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to his benefits accrued prior to the date of separation, the election period shall begin on the date of separation.

      "Qualified Election" means a waiver by a Participant of a Qualified Preretirement Survivor Annuity. The waiver shall be in writing and be consented to in writing by the Participant's Spouse. The Spouse's consent to a waiver shall be witnessed by a Plan representative or notary public. Notwithstanding this consent requirement, if it is established to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver without the Spouse's consent shall be deemed a Qualified Election.

      Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent (or in the event of a deemed Qualified Election, the designated Spouse) and only with respect to the specific non-spouse beneficiary(s) for whom such consent is given.

      A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

      "Spouse (Surviving Spouse)" means the spouse or surviving spouse of the Participant or former Participant, provided that a former spouse will be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Internal Revenue Code Section 414(p).

                  The Plan shall provide each Participant to whom this Paragraph
      8.03 applies within the applicable period a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the notice requirements applicable to a qualified joint and survivor annuity. The term "applicable period" means, with respect to a Participant (or former Participant, whichever of the following periods ends last:

                  (i) The period beginning with the first day of the Plan Year in which the Participant attained age 32 and ending with the close the Plan Year preceding the Plan Year in which the Participant attains age 35.

                  (ii) A reasonable period after the individual becomes a Participant.

                  (iii) A reasonable period ending after the immediately following paragraph ceases to apply to the Participant.

                  (iv) A reasonable period after separation from service in case of a Participant who separates before attaining age 35.

            (f) Disability Benefits. No person other than a Grandfathered Disabled Participant shall accrue any benefits under Section 5.05 and related provisions of the Prior Plan after December 31, 1995. If a Grandfathered Participant would otherwise be eligible to receive a disability pension under Paragraph 4.02 of PRA, no disability pension shall be payable to such Grandfathered Participant under Paragraph 4.02 of PRA, and, instead such Grandfathered Participant shall be eligible for a disability pension under this Paragraph 5 as follows: The disability pension shall be determined and paid in the same manner as provided for under Paragraph 4.02 and other provisions of PRA pertaining to disability pension (and shall not be based on the Grandfathered Participant's benefit under subparagraph (c) or subparagraph (d) of this Paragraph 5), and if the Grandfathered Participant elects to commence or receive any other pension for which he is eligible under the Plan such disability pension shall terminate (notwithstanding the provisions of Paragraph 4.02 of PRA) as of the month preceding the first month for which other pension commences or is paid, which election shall be available to such Grandfathered Participant in accordance with the Prior Plan or the Prior Plan and PRA (other than Paragraph 4.02), as applicable. If a Grandfathered Participant receiving a disability pension dies before commencement or payment of any other pension to which he is entitled under the Plan, subparagraph (e) of this Paragraph 5 shall apply.

            (g) Reemployed Former Employees. The benefit of a former Employee (as defined in the Prior Plan) who is not an Employee on December 31, 1995 and who becomes an Eligible Employee of L.M. Berry and Company on or after January 1, 1996 shall be determined as follows: Except as provided in the immediately following sentence, if as of December 31, 1995 such person has no accrued benefit under the Prior Plan, such person shall be treated as a new employee for all purposes of the Plan, subject to any required crediting of service for vesting purposes. If as of December 31, 1995, such person previously had an accrued benefit under Prior Plan that had been paid by the Prior Plan (not including any transferee plan from the Prior Plan) in a lump sum or installments prior to such reemployment, such person shall become a Grandfathered Participant as of the date of reemployment and Section 2.02 of the Prior Plan shall apply with respect to this Berry Benefit. If as of December 31, 1995, such person had an accrued benefit under the Prior Plan that had not been paid or commenced prior to such reemployment, such person shall become a Grandfathered Participant as of the date of reemployment. Notwithstanding any other provision of this Paragraph 5, the "Berry Benefit" of a Grandfathered Participant described in either of the two immediately preceding sentences shall be such Grandfathered Participant's Accrued Retirement Benefit (as defined in the Prior Plan) determined as of the last date prior to January 1, 1996 on which he was an Employee (as defined in the Prior Plan) under the terms of the Prior Plan and subject to Section 2.02 of the Prior Plan if applicable. If as of December 31, 1995 such person had an accrued benefit under the Prior Plan that is in annuity payment status as of the date of reemployment, such person shall not become a Grandfathered Participant as of the date of reemployment, such annuity payments shall not be increased, reduced, or suspended by reason of such reemployment, and such person shall otherwise be treated as a new employee for all purposes of the Plan, subject to any required crediting of service for vesting purposes.

            (h) Reemployed Grandfathered Disabled Participants. If a Grandfathered Disabled Participant is reemployed as an Eligible Employee of L.M. Berry and Company on or after January 1, 1996, such person shall be treated in accordance with subparagraph (g) of this Paragraph 5, and in no event shall receive any further benefit accrual under Section 5.05 and related provisions of the Prior Plan.

            (i) No Duplication. Notwithstanding any other provision of the Plan (including this Paragraph 5) or the Prior Plan to the contrary, in no event shall there be any duplication of benefits between the Plan and the Prior Plan, between the PRA and the Prior Plan, or otherwise.

6)    Provisions for Rehired Ameritech Transferred Employees.

            (a) Definition. For purposes of this Paragraph 6, a "Rehired Ameritech Transferred Employee" means any person who was a Transferred Employee under Article X of the Prior Plan and who becomes an Eligible Employee of L.M. Berry and Company.

            (b) Service for Rehired Ameritech Transferred Employees. Net Credited Service of a Rehired Ameritech Transferred Employee shall equal the sum of (i) the Net Credited Service otherwise credited to the Rehired Ameritech Transferred Employee under the Plan beginning with the date of his reemployment and excluding any Net Credited Service restored under Paragraph 10.05 and without regard to this paragraph and (ii) the number of years of Credited Years of Service credited to the Rehired Ameritech Transferred Employee as of the Transfer Date for purposes of determining the Standard Retirement Benefit under the Prior Plan. Vesting Service Credit of a Rehired Ameritech Transferred employee shall equal the sum of
      (i) the Vesting Service Credit otherwise credited to the Rehired Ameritech Transferred Employee under the Plan beginning with the date of his reemployment and excluding any Vesting Service Credit under Paragraph
      10.03 and without regard to this paragraph and (ii) the number of years of Credited Years of Service credited to the Rehired Ameritech Transferred Employee as of the Transfer Date for purposes of determining the Standard Retirement Benefit under the Prior Plan. Credited Years of Service, Standard Retirement Benefit, and Transfer Date shall have the meaning given to such terms under the Prior Plan.

            (c) No Duplication. Notwithstanding any other provision of the Plan (including this Schedule or the Prior Plan to the contrary, in no event shall there be any duplication of Net Credited Service or Vesting Credited Service for the same period of employment. Notwithstanding anything in this Paragraph 6 or any other provision of the Plan (including this Schedule or the Prior Plan to the contrary, in no event shall this Paragraph 6 alter the calculation of a Rehired Ameritech Transferred Employee's opening account as determined under Appendix A as set forth on Attachment I of this Schedule.

                                   Appendix 1

      Factors for Special One-Time Increase to PRA account balances for Participants described in subparagraphs 3.05(b)(i) and (ii), and Paragraph 3.08.

      Attained Age As of                            Factor for
        January 1, 1998                          One-Time Increase
        ---------------                          -----------------
              45                                     1.424238
              46                                     1.418191
              47                                     1.412010
              48                                     1.405696
              49                                     1.399249
              50                                     1.392670
              51                                     1.385961
              52                                     1.379123
              53                                     1.372160
              54                                     1.365075
              55                                     1.357871
              56                                     1.350554
              57                                     1.343129
              58                                     1.335602
              59                                     1.327981
              60                                     1.320276
              61                                     1.312496
              62                                     1.304653
              63                                     1.296758
              64                                     1.288822
              65                                   * 1.280857


     * This factor is applicable to all Participants' accounts who were not service pension eligible on January 1, 1998 (or such other date as an account balance is established under Paragraph 3.08), regardless of attained age.

                                   Appendix 2

      Factors for Special One-Time Increase to PRA account balances as of date of termination for Participants described in subparagraphs 3.05(b)(iii) and
(iv).

      Attained Age As of
      Date of Termination                          Factor for
         of Employment                          One-Time Increase
         -------------                          -----------------
              45                                    1.373173
              46                                    1.368043
              47                                    1.362792
              48                                    1.357420
              49                                    1.351927
              50                                    1.346313
              51                                    1.340579
              52                                    1.334727
              53                                    1.328760
              54                                    1.322679
              55                                    1.316487
              56                                    1.310189
              57                                    1.303789
              58                                    1.297292
              59                                    1.290704
              60                                    1.284035
              61                                    1.277292
              62                                    1.270485
              63                                    1.253624
              64                                    1.256719
              65                                  * 1.249780



      * This factor is applicable to all Participants' accounts who terminate prior to service pension eligibility, regardless of attained age.

                                APPENDIX 3 - 1999
   CONVERSION FACTORS FOR PRA ACCOUNT BALANCE TO ANNUITY PAYABLE IMMEDIATELY
                   FOR PENSION COMMENCEMENT DATES DURING 1999

USED TO CONVERT PRA BALANCE TO AN IMMEDIATE ANNUITY FOR PCD'S IN 1999. Use Age in completed years and months.
BASIS:  GAM 83 BLENDED 50/50 MORTALITY TABLE AND 5.25% INTEREST

-----------------------------------------------------------------------------------------------
     Age                               Months
--------------
    Years            0            1            2            3            4            5
-----------------------------------------------------------------------------------------------
     20          18.358846    18.354271    18.349695    18.345120    18.340545    18.335970
     21          18.303943    18.299148    18.294353    18.289558    18.284763    18.279968
     22          18.246404    18.241376    18.236348    18.231320    18.226292    18.221264
     23          18.186069    18.180798    18.175528    18.170258    18.164988    18.159717
     24          18.122826    18.117302    18.111778    18.106254    18.100730    18.095206
     25          18.056538    18.050750    18.044961    18.039173    18.033385    18.027597
     26          17.987079    17.981014    17.974949    17.968884    17.962818    17.956753
     27          17.914297    17.907942    17.901586    17.895231    17.888876    17.882520
     28          17.838032    17.831377    17.824722    17.818067    17.811412    17.804756
     29          17.758170    17.751199    17.744228    17.737256    17.730285    17.723314
     30          17.674516    17.667219    17.659922    17.652626    17.645329    17.638032
     31          17.586955    17.579317    17.571678    17.564040    17.556401    17.548763
     32          17.495294    17.487299    17.479305    17.471311    17.463317    17.455322
     33          17.399362    17.390997    17.382632    17.374267    17.365902    17.357537
     34          17.298981    17.290231    17.281481    17.272730    17.263980    17.255230
     35          17.193978    17.184841    17.175705    17.166569    17.157433    17.148297
     36          17.084344    17.074775    17.065207    17.055638    17.046070    17.036502
     37          16.969523    16.959512    16.949501    16.939490    16.929478    16.919467
     38          16.849388    16.838922    16.828457    16.817991    16.807525    16.797059
     39          16.723799    16.712870    16.701942    16.691013    16.680085    16.669156
     40          16.592656    16.581255    16.569855    16.558454    16.547053    16.535652
     41          16.455848    16.443965    16.432082    16.420199    16.408316    16.396433
     42          16.313251    16.300881    16.288512    16.276142    16.263772    16.251402
     43          16.164813    16.151954    16.139095    16.126235    16.113376    16.100517
     44          16.010502    15.997152    15.983802    15.970452    15.957102    15.943752
     45          15.850303    15.836463    15.822624    15.808784    15.794944    15.781104

--------------------------------------------------------------------------------------------
     Age                               Months
--------------
    Years            6            7            8            9            10           11
--------------------------------------------------------------------------------------------
     20          18.331394    18.326819    18.322244    18.317669    18.313093    18.308518
     21          18.275173    18.270378    18.265583    18.260788    18.255993    18.251199
     22          18.216236    18.211208    18.206180    18.201152    18.196124    18.191097
     23          18.154447    18.149177    18.143907    18.138636    18.133366    18.128096
     24          18.089682    18.084158    18.078634    18.073110    18.067586    18.062062
     25          18.021808    18.016020    18.010232    18.004444    17.998655    17.992867
     26          17.950688    17.944623    17.938558    17.932493    17.926428    17.920362
     27          17.876165    17.869809    17.863454    17.857099    17.850743    17.844388
     28          17.798101    17.791446    17.784791    17.778136    17.771480    17.764825
     29          17.716343    17.709372    17.702401    17.695429    17.688458    17.681487
     30          17.630735    17.623439    17.616142    17.608845    17.601548    17.594252
     31          17.541124    17.533486    17.525847    17.518209    17.510571    17.502932
     32          17.447328    17.439334    17.431339    17.423345    17.415351    17.407357
     33          17.349172    17.340807    17.332442    17.324077    17.315711    17.307346
     34          17.246479    17.237729    17.228979    17.220229    17.211478    17.202728
     35          17.139161    17.130024    17.120888    17.111752    17.102616    17.093480
     36          17.026933    17.017365    17.007797    16.998228    16.988660    16.979092
     37          16.909456    16.899444    16.889433    16.879422    16.869411    16.859399
     38          16.786594    16.776128    16.765662    16.755196    16.744731    16.734265
     39          16.658227    16.647299    16.636370    16.625442    16.614513    16.603584
     40          16.524252    16.512851    16.501450    16.490050    16.478649    16.467248
     41          16.384549    16.372666    16.360783    16.348900    16.337017    16.325134
     42          16.239032    16.226662    16.214293    16.201923    16.189553    16.177183
     43          16.087657    16.074798    16.061939    16.049079    16.036220    16.023361
     44          15.930402    15.917053    15.903703    15.890353    15.877003    15.863653
     45          15.767264    15.753424    15.739585    15.725745    15.711905    15.698065

                                     Page1

-----------------------------------------------------------------------------------------------
     Age                               Months
--------------
    Years            0            1            2            3            4            5
-----------------------------------------------------------------------------------------------
     46          15.684225    15.669899    15.655572    15.641246    15.626919    15.612593
     47          15.512308    15.497493    15.482678    15.467863    15.453048    15.438233
     48          15.334529    15.319216    15.303902    15.288589    15.273276    15.257963
     49          15.150771    15.134949    15.119128    15.103306    15.087485    15.071663
     50          14.960912    14.944561    14.928209    14.911858    14.895507    14.879156
     51          14.764698    14.747795    14.730891    14.713987    14.697083    14.680179
     52          14.561852    14.544370    14.526888    14.509406    14.491924    14.474442
     53          14.352067    14.333980    14.315894    14.297808    14.279722    14.261636
     54          14.135032    14.116323    14.097614    14.078905    14.060196    14.041487
     55          13.910523    13.891165    13.871808    13.852450    13.833093    13.813736
     56          13.678234    13.658209    13.638184    13.618159    13.598134    13.578109
     57          13.437934    13.417228    13.396522    13.375816    13.355109    13.334403
     58          13.189460    13.168072    13.146685    13.125297    13.103909    13.082521
     59          12.932806    12.910745    12.888684    12.866623    12.844562    12.822501
     60          12.668073    12.645357    12.622640    12.599924    12.577207    12.554491
     61          12.395476    12.372128    12.348781    12.325433    12.302086    12.278738
     62          12.115306    12.091366    12.067427    12.043487    12.019548    11.995608
     63          11.828032    11.803546    11.779060    11.754574    11.730088    11.705602
     64          11.534200    11.509226    11.484252    11.459277    11.434303    11.409328
     65          11.234507    11.209108    11.183709    11.158310    11.132911    11.107512
     66          10.929719    10.903964    10.878209    10.852455    10.826700    10.800945
     67          10.620662    10.594615    10.568568    10.542521    10.516474    10.490427
     68          10.308097    10.281815    10.255534    10.229252    10.202971    10.176689
     69           9.992718     9.966248     9.939777     9.913307     9.886836     9.860366
     70           9.675072     9.648451     9.621831     9.595210     9.568590     9.541970
     71           9.355627     9.328889     9.302151     9.275413     9.248675     9.221938
     72           9.034773     9.007973     8.981173     8.954373     8.927573     8.900773
     73           8.713173     8.686389     8.659605     8.632821     8.606037     8.579253
     74           8.391765     8.365095     8.338426     8.311757     8.285087     8.258418
     75           8.071731     8.045294     8.018857     7.992420     7.965982     7.939545
     76           7.754485     7.728406     7.702327     7.676249     7.650170     7.624091
     77           7.441541     7.415929     7.390318     7.364707     7.339096     7.313485
     78           7.134208     7.109147     7.084087     7.059027     7.033967     7.008907
     79           6.833486     6.809037     6.784588     6.760140     6.735691     6.711242
     80           6.540102     5.995093     5.450085     4.905076     4.360068     3.815059

--------------------------------------------------------------------------------------------
     Age                               Months
--------------
    Years            6            7            8            9            10           11
--------------------------------------------------------------------------------------------
     46          15.598266    15.583940    15.569613    15.555287    15.540960    15.526634
     47          15.423418    15.408603    15.393788    15.378973    15.364159    15.349344
     48          15.242650    15.227337    15.212024    15.196710    15.181397    15.166084
     49          15.055841    15.040020    15.024198    15.008377    14.992555    14.976733
     50          14.862805    14.846454    14.830103    14.813752    14.797401    14.781049
     51          14.663275    14.646372    14.629468    14.612564    14.595660    14.578756
     52          14.456959    14.439477    14.421995    14.404513    14.387031    14.369549
     53          14.243549    14.225463    14.207377    14.189291    14.171205    14.153118
     54          14.022777    14.004068    13.985359    13.966650    13.947941    13.929232
     55          13.794378    13.775021    13.755663    13.736306    13.716949    13.697591
     56          13.558084    13.538059    13.518034    13.498009    13.477984    13.457959
     57          13.313697    13.292991    13.272285    13.251579    13.230873    13.210166
     58          13.061133    13.039745    13.018357    12.996970    12.975582    12.954194
     59          12.800439    12.778378    12.756317    12.734256    12.712195    12.690134
     60          12.531774    12.509058    12.486341    12.463625    12.440909    12.418192
     61          12.255391    12.232043    12.208696    12.185348    12.162001    12.138653
     62          11.971669    11.947729    11.923790    11.899850    11.875911    11.851971
     63          11.681116    11.656630    11.632144    11.607658    11.583172    11.558686
     64          11.384354    11.359379    11.334405    11.309430    11.284456    11.259481
     65          11.082113    11.056714    11.031315    11.005916    10.980517    10.955118
     66          10.775190    10.749436    10.723681    10.697926    10.672172    10.646417
     67          10.464380    10.438332    10.412285    10.386238    10.360191    10.334144
     68          10.150408    10.124126    10.097845    10.071563    10.045281    10.019000
     69           9.833895     9.807424     9.780954     9.754483     9.728013     9.701542
     70           9.515349     9.488729     9.462108     9.435488     9.408868     9.382247
     71           9.195200     9.168462     9.141724     9.114986     9.088248     9.061511
     72           8.873973     8.847173     8.820373     8.793573     8.766773     8.739973
     73           8.552469     8.525685     8.498901     8.472117     8.445333     8.418549
     74           8.231748     8.205079     8.178409     8.151740     8.125070     8.098401
     75           7.913108     7.886671     7.860234     7.833796     7.807359     7.780922
     76           7.598013     7.571934     7.545855     7.519777     7.493698     7.467619
     77           7.287874     7.262263     7.236652     7.211041     7.185430     7.159819
     78           6.983847     6.958786     6.933726     6.908666     6.883606     6.858546
     79           6.686794     6.662345     6.637896     6.613448     6.588999     6.564550
     80           3.270051     2.725042     2.180034     1.635025     1.090017     0.545008


                                     Page2

                                APPENDIX 3 - 1998
   CONVERSION FACTORS FOR PRA ACCOUNT BALANCE TO ANNUITY PAYABLE IMMEDIATELY
                   FOR PENSION COMMENCEMENT DATES DURING 1998

USED TO CONVERT PRA BALANCE TO AN IMMEDIATE ANNUITY FOR PCD'S IN 1998. Use Age in completed years and months.
BASIS:  GAM 83 BLENDED 50/50 MORTALITY TABLE AND 6.11% INTEREST

-----------------------------------------------------------------------------------------------
     Age                                 Months
--------------
    Years            0            1            2            3            4            5
-----------------------------------------------------------------------------------------------
     20          16.150844    16.147804    16.144763    16.141722    16.138682    16.135641
     21          16.114357    16.111149    16.107941    16.104733    16.101525    16.098317
     22          16.075861    16.072474    16.069087    16.065700    16.062313    16.058926
     23          16.035216    16.031642    16.028067    16.024493    16.020918    16.017344
     24          15.992322    15.988550    15.984778    15.981005    15.977233    15.973461
     25          15.947055    15.943076    15.939096    15.935117    15.931137    15.927158
     26          15.899302    15.895104    15.890905    15.886707    15.882509    15.878311
     27          15.848923    15.844494    15.840065    15.835635    15.831206    15.826777
     28          15.795772    15.791103    15.786433    15.781764    15.777095    15.772426
     29          15.739741    15.734816    15.729892    15.724968    15.720044    15.715119
     30          15.680649    15.675461    15.670272    15.665084    15.659895    15.654707
     31          15.618387    15.612919    15.607451    15.601983    15.596515    15.591047
     32          15.552771    15.547010    15.541249    15.535488    15.529727    15.523966
     33          15.483639    15.477570    15.471501    15.465433    15.459364    15.453296
     34          15.410815    15.404425    15.398035    15.391645    15.385254    15.378864
     35          15.334132    15.327418    15.320704    15.313990    15.307276    15.300562
     36          15.253565    15.246484    15.239403    15.232323    15.225242    15.218162
     37          15.168597    15.161139    15.153680    15.146221    15.138762    15.131304
     38          15.079092    15.071243    15.063393    15.055544    15.047694    15.039845
     39          14.984899    14.976649    14.968399    14.960150    14.951900    14.943650
     40          14.885902    14.877241    14.868580    14.859919    14.851258    14.842598
     41          14.781972    14.772888    14.763805    14.754721    14.745638    14.736554
     42          14.672969    14.663456    14.653943    14.644430    14.634917    14.625404
     43          14.558813    14.548866    14.538918    14.528970    14.519023    14.509075
     44          14.439442    14.429056    14.418670    14.408284    14.397898    14.387512
     45          14.314811    14.303984    14.293157    14.282331    14.271504    14.260677

--------------------------------------------------------------------------------------------
     Age
--------------
    Years            6            7            8            9            10           11
--------------------------------------------------------------------------------------------
     20          16.132600    16.129560    16.126519    16.123479    16.120438    16.117397
     21          16.095109    16.091901    16.088693    16.085485    16.082277    16.079069
     22          16.055539    16.052152    16.048764    16.045377    16.041990    16.038603
     23          16.013769    16.010195    16.006620    16.003046    15.999471    15.995896
     24          15.969689    15.965916    15.962144    15.958372    15.954600    15.950828
     25          15.923179    15.919199    15.915220    15.911240    15.907261    15.903281
     26          15.874112    15.869914    15.865716    15.861518    15.857320    15.853121
     27          15.822347    15.817918    15.813489    15.809060    15.804630    15.800201
     28          15.767756    15.763087    15.758418    15.753749    15.749079    15.744410
     29          15.710195    15.705271    15.700347    15.695422    15.690498    15.685574
     30          15.649518    15.644330    15.639141    15.633953    15.628764    15.623576
     31          15.585579    15.580111    15.574643    15.569175    15.563707    15.558239
     32          15.518205    15.512444    15.506683    15.500922    15.495161    15.489400
     33          15.447227    15.441158    15.435090    15.429021    15.422953    15.416884
     34          15.372474    15.366083    15.359693    15.353303    15.346913    15.340522
     35          15.293848    15.287134    15.280420    15.273707    15.266993    15.260279
     36          15.211081    15.204000    15.196920    15.189839    15.182759    15.175678
     37          15.123845    15.116386    15.108927    15.101468    15.094010    15.086551
     38          15.031996    15.024146    15.016297    15.008447    15.000598    14.992748
     39          14.935400    14.927151    14.918901    14.910651    14.902401    14.894151
     40          14.833937    14.825276    14.816615    14.807954    14.799294    14.790633
     41          14.727471    14.718387    14.709303    14.700220    14.691136    14.682053
     42          14.615891    14.606378    14.596865    14.587352    14.577839    14.568326
     43          14.499128    14.489180    14.479233    14.469285    14.459337    14.449390
     44          14.377126    14.366741    14.356355    14.345969    14.335583    14.325197
     45          14.249850    14.239024    14.228197    14.217370    14.206543    14.195717

-----------------------------------------------------------------------------------------------
     Age                                 Months
--------------
    Years            0            1            2            3            4            5
-----------------------------------------------------------------------------------------------
     46          14.184890    14.173623    14.162355    14.151088    14.139820    14.128553
     47          14.049681    14.037968    14.026256    14.014543    14.002830    13.991118
     48          13.909129    13.896959    13.884789    13.872619    13.860449    13.848279
     49          13.763089    13.750449    13.737809    13.725169    13.712529    13.699889
     50          13.611410    13.598278    13.585146    13.572013    13.558881    13.545749
     51          13.453822    13.440172    13.426523    13.412873    13.399223    13.385573
     52          13.290025    13.275830    13.261636    13.247441    13.233246    13.219052
     53          13.119689    13.104922    13.090154    13.075386    13.060619    13.045851
     54          12.942478    12.927116    12.911753    12.896390    12.881028    12.865665
     55          12.758127    12.742140    12.726154    12.710168    12.694182    12.678196
     56          12.566293    12.549660    12.533027    12.516394    12.499761    12.483128
     57          12.366697    12.349399    12.332100    12.314802    12.297504    12.280205
     58          12.159117    12.141147    12.123177    12.105207    12.087236    12.069266
     59          11.943474    11.924833    11.906193    11.887552    11.868911    11.850270
     60          11.719785    11.700484    11.681182    11.661881    11.642580    11.623279
     61          11.488171    11.468225    11.448280    11.428334    11.408389    11.388443
     62          11.248825    11.228265    11.207705    11.187145    11.166586    11.146026
     63          11.002108    10.980970    10.959832    10.938695    10.917557    10.896419
     64          10.748456    10.726788    10.705121    10.683454    10.661786    10.640119
     65          10.488448    10.466306    10.444163    10.422021    10.399879    10.377736
     66          10.222740    10.200182    10.177625    10.155067    10.132509    10.109952
     67           9.952048     9.929131     9.906213     9.883295     9.860378     9.837460
     68           9.677037     9.653810     9.630583     9.607356     9.584130     9.560903
     69           9.398315     9.374819     9.351322     9.327826     9.304330     9.280833
     70           9.116359     9.092627     9.068896     9.045164     9.021432     8.997700
     71           8.831578     8.807639     8.783700     8.759761     8.735822     8.711883
     72           8.544309     8.520213     8.496116     8.472020     8.447923     8.423827
     73           8.255152     8.230970     8.206789     8.182607     8.158426     8.134244
     74           7.964974     7.940800     7.916626     7.892452     7.868279     7.844105
     75           7.674887     7.650832     7.626778     7.602723     7.578669     7.554614
     76           7.386233     7.362419     7.338606     7.314792     7.290979     7.267165
     77           7.100471     7.077004     7.053538     7.030072     7.006606     6.983140
     78           6.818877     6.795841     6.772805     6.749770     6.726734     6.703698
     79           6.542448     6.519905     6.497362     6.474819     6.452275     6.429732
     80           6.271930     5.749269     5.226608     4.703947     4.181286     3.658626


--------------------------------------------------------------------------------------------
     Age
--------------
    Years            6            7            8            9            10           11
--------------------------------------------------------------------------------------------
     46          14.117286    14.106018    14.094751    14.083483    14.072216    14.060949
     47          13.979405    13.967692    13.955979    13.944267    13.932554    13.920841
     48          13.836109    13.823939    13.811769    13.799599    13.787429    13.775259
     49          13.687249    13.674610    13.661970    13.649330    13.636690    13.624050
     50          13.532616    13.519484    13.506352    13.493219    13.480087    13.466955
     51          13.371924    13.358274    13.344624    13.330974    13.317325    13.303675
     52          13.204857    13.190662    13.176468    13.162273    13.148078    13.133884
     53          13.031084    13.016316    13.001548    12.986781    12.972013    12.957246
     54          12.850302    12.834940    12.819577    12.804214    12.788852    12.773489
     55          12.662210    12.646223    12.630237    12.614251    12.598265    12.582279
     56          12.466495    12.449862    12.433229    12.416596    12.399963    12.383330
     57          12.262907    12.245609    12.228311    12.211012    12.193714    12.176416
     58          12.051296    12.033326    12.015355    11.997385    11.979415    11.961444
     59          11.831629    11.812989    11.794348    11.775707    11.757066    11.738426
     60          11.603978    11.584676    11.565375    11.546074    11.526773    11.507472
     61          11.368498    11.348552    11.328607    11.308661    11.288716    11.268770
     62          11.125466    11.104906    11.084347    11.063787    11.043227    11.022667
     63          10.875282    10.854144    10.833006    10.811869    10.790731    10.769593
     64          10.618452    10.596785    10.575117    10.553450    10.531783    10.510115
     65          10.355594    10.333452    10.311309    10.289167    10.267025    10.244882
     66          10.087394    10.064837    10.042279    10.019721     9.997164     9.974606
     67           9.814543     9.791625     9.768707     9.745790     9.722872     9.699954
     68           9.537676     9.514449     9.491222     9.467995     9.444769     9.421542
     69           9.257337     9.233841     9.210344     9.186848     9.163352     9.139856
     70           8.973969     8.950237     8.926505     8.902773     8.879042     8.855310
     71           8.687944     8.664005     8.640066     8.616126     8.592187     8.568248
     72           8.399730     8.375634     8.351538     8.327441     8.303345     8.279248
     73           8.110063     8.085882     8.061700     8.037519     8.013337     7.989156
     74           7.819931     7.795757     7.771583     7.747409     7.723235     7.699061
     75           7.530560     7.506505     7.482451     7.458396     7.434342     7.410287
     76           7.243352     7.219538     7.195725     7.171911     7.148098     7.124284
     77           6.959674     6.936208     6.912741     6.889275     6.865809     6.842343
     78           6.680663     6.657627     6.634591     6.611555     6.588520     6.565484
     79           6.407189     6.384646     6.362102     6.339559     6.317016     6.294473
     80           3.135965     2.613304     2.090643     1.567982     1.045322     0.522661

                                     Page 2